EXHIBIT 4.1




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                               [               ]
                                     Seller


                                       and


                        Consumer Portfolio Services, Inc.
                                    Servicer


                                       and


                               [                ]
                         Trustee [and Standby Servicer]









                         POOLING AND SERVICING AGREEMENT
                                 Dated as of [        ]








                                  $[          ]
                        CPS Auto Grantor Trust 199[ ]-[ ]
                         $[ ], [ ]% Class A Certificates
                         $[ ], [ ]% Class B Certificates



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     POOLING AND SERVICING AGREEMENT dated as of [ _______ ] (the "Agreement")
among [ ________ ], a [ ______ ], as seller (the "Seller"), Consumer Portfolio Services, Inc., a California corporation ("CPS"), as servicer (the "Servicer"), and [ ], a [ __________ ], as trustee [and standby servicer] (the "Trustee" [and "Standby Servicer", respectively]).

     In consideration of the premises and of the mutual agreements herein contained, and other good and valuable consideration, the receipt of which is acknowledged, the parties hereto, intending to be legally bound, agree as follows:


                                    ARTICLE I

                                   Definitions

     SECTION 1.1. Definitions. Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, whenever capitalized shall have the following meanings:

     "Affiliate" of any Person means any Person who directly or indirectly controls, is controlled by, or is under direct or indirect common control with such Person. For purposes of this definition of "Affiliate", the term "control" (including the terms "controlling", "controlled by" and "under common control with") means the possession, directly or indirectly, of the power to direct or cause a direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

     "Aggregate Pass-Through Rate" means the sum of the Class A Pass-Through Rate and the Class B Pass-Through Rate.

     "Aggregate Prepayment Reduction Amount" means for any Distribution Date, the sum of the Prepayment Reduction Amounts for all Simple Interest Receivables which were paid in full during the related Collection Period.

     "Agreement" means this Pooling and Servicing Agreement, as the same may be amended and supplemented from time to time.

     "Amount Financed" with respect to a Receivable means the aggregate amount originally advanced under the Receivable toward the purchase price of the Financed Vehicle and any related costs.

     "Annual Percentage Rate" or "APR" of a Receivable means the annual rate of finance charges stated in the Receivable.


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     "Authenticating Agent" has the meaning assigned to such term in Section
6.2B.

     "Business Day" means any day other than a Saturday, a Sunday or a day on which banking institutions in the City of New York, the State in which the Corporate Trust Office is located, the State in which the executive offices of the Servicer are located or the State in which the principal place of business of the [Credit Enhancer] is located shall be authorized or obligated by law, executive order, or governmental decree to be closed.

     "Casualty" means, with respect to a Financed Vehicle, the total loss or destruction of such Financed Vehicle.

     "Certificate" means any one of the certificates executed by the Trustee on behalf of the Trust and authenticated by the Trustee in substantially the form set forth in Exhibit A or Exhibit B hereto.

     "Certificate Account" means the account designated as such, established and maintained pursuant to Section 4.1.

     "Certificate Balance" as of any day, means the sum of the Class A Certificate Balance on such day and the Class B Certificate Balance on such day.

     "Certificate Register" and "Certificate Registrar" mean, respectively, the register maintained and the Certificate Registrar appointed pursuant to Section 6.3.

     "Certificateholder" or "Holder" means the Person in whose name a Certificate shall be registered in the Certificate Register, except that so long as any Certificates are outstanding, solely for the purposes of giving any consent, waiver, request or demand pursuant to this Agreement, the interest evidenced by any Certificate registered in the name of the Seller or the Servicer, or any Affiliate of either of them, shall not be taken into account in determining whether the requisite percentage necessary to effect any such consent, waiver, request or demand shall have been obtained.

     "Certificates" means the Class A Certificates and the Class B Certificates.

     "Class A Certificate" means any one of the [ ]% Class A Certificates, executed by the Trustee on behalf of the Trust and authenticated by the Trustee in substantially the form set forth in Exhibit A hereto.

     "Class A Certificate Balance" shall equal, initially, the Class A Percentage of the Original Pool Balance and, thereafter,

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shall equal the initial Class A Certificate Balance, reduced by all amounts previously distributed to Class A Certificateholders and allocable to principal.

     "Class A Certificateholder" means the Person in whose name a Class A Certificate shall be registered in the Certificate Register.

     "Class A Distributable Amount" means, for any Distribution Date, an amount equal to the sum of the Class A Principal Distributable Amount for such Distribution Date and the Class A Interest Distributable Amount for such Distribution Date.

     "Class A Guaranteed Distribution Amount" means, with respect to each Distribution Date, the sum of the Class A Interest Distributable Amount for such Distribution Date and the Class A Principal Distributable Amount for such Distribution Date, in each case in accordance with the original terms of the Class A Certificates when issued and without regard to any amendment or modification of the Certificates or the Agreement which has not been consented to by the [Credit Enhancer]; provided, however, the Class A Guaranteed Distribution Amount shall not include, nor shall coverage be provided under [the Credit Enhancement] in respect of, any taxes, withholding or other charge imposed with respect to any Class A Certificateholder by any governmental authority.

     "Class A Interest Carryover Shortfall" means, as of the close of any Distribution Date on which an [Enhancement Default] is continuing, the excess of the Class A Interest Distributable Amount for such Distribution Date and any outstanding Class A Interest Carryover Shortfall from the preceding Distribution Date plus interest on such outstanding Class A Interest Carryover Shortfall, to the extent permitted by law, at the Class A Pass- Through Rate from such preceding Distribution Date through the current Distribution Date (calculated on the basis of a 360-day year consisting of twelve 30-day months), over the amount of interest that the Holders of the Class A Certificates actually received on such current Distribution Date.

     "Class A Interest Distributable Amount" means, for any Distribution Date, an amount equal to thirty (30) days of interest at the Class A Pass-Through Rate on the Class A Certificate Balance as of the close of business on the last day of the related Collection Period (calculated on the basis of a 360-day year consisting of twelve 30-day months); provided, however, that on the first Distribution Date, the Class A Interest Distributable Amount will equal interest at the Class A Pass-Through Rate on the Class A Certificate Balance from and including the Closing Date through and including [ ______ ].


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     "Class A Pass-Through Rate" means [          ]% per annum.

     "Class A Percentage" shall be [         ] percent ([         ]%).

     "Class A Pool Factor" means, as of a Distribution Date, a seven-digit decimal figure equal to the Class A Certificate Balance as of the close of business on such Distribution Date divided by the initial Class A Certificate Balance. The Class A Pool Factor will be 1.0000000 as of the Closing Date; thereafter, the Class A Pool Factor will decline to reflect reductions in the Class A Certificate Balance.

     "Class A Principal Carryover Shortfall" means, as of the close of any Distribution Date on which an [Enhancement Default] is continuing, the excess of the Class A Principal Distributable Amount and any outstanding Class A Principal Carryover Shortfall from the preceding Distribution Date, over the amount of principal that the Holders of the Class A Certificates actually received on such current Distribution Date.

     "Class A Principal Distributable Amount" means, with respect to any Distribution Date other than the Final Scheduled Distribution Date, the sum of the Class A Percentage of the sum of the following amounts: (i) the principal portion of all Scheduled Payments (including amounts transferred from the Payahead Account to the Certificate Account to be applied to the principal portion of Scheduled Payments) received during the preceding Collection Period on Rule of 78's Receivables and all payments of principal received on Simple Interest Receivables during such Collection Period; (ii) the principal portion of all prepayments in full received during the preceding Collection Period (including prepayments in full resulting from collections with respect to a Receivable received during the preceding Collection Period plus the transfer of the Payahead Balance with respect to such Receivable to the Certificate Account pursuant to Section 4.6(a)(ii)) (without duplication of amounts included in clause (i) above and clause (iv) below); (iii) the portion of the Purchase Amount allocable to principal of each Receivable that became a Purchased Receivable as of the last day of the preceding Collection Period and, at the option of the [Credit Enhancer], the Principal Balance of each Receivable that was required to be but was not so purchased or repurchased (without duplication of amounts referred to in clauses (i) and (ii) above); (iv) the Principal Balance of each Receivable that first became a Liquidated Receivable during the preceding Collection Period (without duplication of the amounts included in clauses (i) and (ii) above); and (v) the aggregate amount of Cram Down Losses with respect to the Receivables that have occurred during the preceding Collection Period. In addition, on the Final Scheduled Distribution Date, the Class A Principal Distributable Amount

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will equal the Class A Certificate Balance as of the Final Scheduled
Distribution Date.

     "Class B Certificate" means any one of the [ ]% Class B Certificates, executed by the Trustee on behalf of the Trust and authenticated by the Trustee in substantially the form set forth in Exhibit B hereto.

     "Class B Certificate Balance" shall equal, initially, the Class B Percentage of the Original Pool Balance and, thereafter, shall equal the initial Class B Certificate Balance, reduced by all amounts previously distributed to Class B Certificateholders and allocable to principal.

     "Class B Certificateholder" means the Person in whose name a Class B Certificate shall be registered in the Certificate Register.

     "Class B Deficiency" shall have the meaning specified in Section 4.7(c).

     "Class B Distributable Amount" means, for any Distribution Date, the sum of the Class B Principal Distributable Amount and the Class B Interest Distributable Amount.

     "Class B Interest Distributable Amount" means, for any Distribution Date, an amount equal to thirty (30) days of interest at the Class B Pass-Through Rate on the Class B Certificate Balance as of the close of business on the last day of the related Collection Period (calculated on the basis of a 360-day year consisting of twelve 30-day months); provided, however, that on the first Distribution Date, the Class B Interest Distributable Amount will equal interest at the Class B Pass-Through Rate on the Class B Certificate Balance from and
including the Closing Date through and including [        ].

     "Class B Interest Carryover Shortfall" means, as of the close of any Distribution Date, the excess of the Class B Interest Distributable Amount for such Distribution Date and any outstanding Class B Interest Carryover Shortfall from the preceding Distribution Date, plus interest on such outstanding Class B Interest Carryover Shortfall, to the extent permitted by law, at the Class B Pass-Through Rate from such preceding Distribution Date through the current Distribution Date (calculated on the basis of a 360-day year consisting of twelve 30-day months), over the amount of interest that the Holders of the Class B Certificates actually received pursuant to Section 4.6(c)(vi) on such current Distribution Date.

     "Class B Pass-Through Rate" means [     ]% per annum.


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     "Class B Percentage" shall be [    ] percent ([   ]%).

     "Class B Pool Factor" means, as of a Distribution Date, a seven-digit decimal figure equal to the Class B Certificate Balance as of the close of business on such Distribution Date divided by the initial Class B Certificate Balance. The Class B Pool Factor will be 1.0000000 as of the Closing Date; thereafter, the Class B Pool Factor will decline to reflect reductions in the Class B Certificate Balance.

     "Class B Principal Carryover Shortfall" means, as of the close of any Distribution Date, the excess of the Class B Principal Distributable Amount and any outstanding Class B Principal Carryover Shortfall from the preceding Distribution Date, over the amount of principal that the Holders of the Class B Certificates actually received.

     "Class B Principal Distributable Amount" means, with respect to any Distribution Date, the Class B Percentage of the sum of the following amounts:
(i) the principal portion of all Scheduled Payments received during the preceding Collection Period on Rule of 78's Receivables and all payments of principal received on Simple Interest Receivables during such Collection Period (including amounts transferred from the Payahead Account to the Certificate Account to be applied to the principal portion of Scheduled Payments); (ii) the principal portion of all prepayments in full received during the preceding Collection Period (including prepayments in full resulting from collections with respect to a Receivable received during the preceding Collection Period plus the transfer of the Payahead Balance with respect to such Receivable to the Certificate Account pursuant to Section 4.6(a)(ii)) (without duplication of amounts included in clause (i) above and clause (iv) below); (iii) the portion of the Purchase Amount allocable to principal of each Receivable that became a Purchased Receivable as of the last day of the preceding Collection Period and, at the option of the [Credit Enhancer], the Principal Balance of each Receivable that was required to be but was not so purchased or repurchased (without duplication of amounts referred to in clauses (i) and (ii) above); (iv) the Principal Balance of each Receivable that first became a Liquidated Receivable during the preceding Collection Period (without duplication of the amounts included in clause (i) and (ii) above); and (v) the aggregate amount of Cram Down Losses with respect to the Receivables that have occurred during the preceding Collection Period. In addition, on the Final Scheduled Distribution Date, the Class B Principal Distributable Amount will equal the Class B Certificate Balance as of the Final Scheduled Distribution Date.

     "Closing Date" means [         ].


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     "Code" shall have the meaning specified in Section 2.6.

     ["Collateral Agent" means, the [Collateral Agent] named in the [Spread Account Agreement], and any successor thereto pursuant to the terms of [the Spread Account Agreement].]

     "Collection Account" means the account designated as such, established and maintained pursuant to Section 4.1.

     "Collection Period" means each calendar month during the term of this Agreement or, in the case of the initial Collection Period, the period from and excluding the Cutoff Date to and including the last day of the month in which the Cutoff Date occurred. Any amount stated "as of the close of business on the last day of a Collection Period" shall give effect to the following calculations as determined as of the end of the day on such last day: (1) all applications of collections, (2) all current and previous Payaheads, (3) all applications of Payahead Balances and (4) all distributions.

     "Confidential Information" means, in relation to any Person, any written information delivered or made available by or on behalf of CPS or the Seller to such Person in connection with or pursuant to this Agreement or the transactions contemplated hereby which is proprietary in nature and clearly marked or identified as being confidential information, other than information (i) which was publicly known, or otherwise known to such Person, at the time of disclosure (except pursuant to disclosure in connection with this Agreement), (ii) which subsequently becomes publicly known through no act or omission by such Person, or (iii) which otherwise becomes known to such Person other than through disclosure by CPS or the Seller.

     "Corporate Trust Office" means the office of the Trustee at which its corporate trust business shall be administered, which office at the date of this Agreement is located at [ ________ ].

     "CPS" means Consumer Portfolio Services, Inc., a California corporation and its successors.

     "Cram Down Loss" means, with respect to a Receivable, if a court of appropriate jurisdiction in an insolvency proceeding shall have issued an order reducing the amount owed on a Receivable or otherwise modifying or restructuring Scheduled Payments to be made on a Receivable, an amount equal to such reduction in Principal Balance of such Receivable or the reduction in the net present value (using as the discount rate the lower of the contract rate or the rate of interest specified by the court in such order) of the Scheduled Payments as so modified or restructured. A "Cram Down Loss" shall be deemed to have occurred on the date such order is entered.

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     ["Credit Enhancer" means [            ], a [    ] organized and created
under the laws of [          ], or its successors in interest.

     ["Credit Enhancement" means [describe Credit Enhancement] issued by the [Credit Enhancer] for the benefit of the Holders of the Class A Certificates issued hereunder.]

     ["Credit Enhancement Account" means the segregated trust account created by the Servicer under Section 4.1.]

     "Cutoff Date" means [         ].

     "Dealer" means, with respect to a Receivable, the seller of the related Financed Vehicle, who originated and assigned such Receivable to CPS, who in turn sold such Receivable to the Seller.

     "Deficiency Claim Amount" shall have the meaning specified in Section
4.7(a).

     "Deficiency Claim Date" means, with respect to any Distribution Date, the fourth Business Day preceding such Distribution Date.

     "Deficiency Notice" shall have the meaning specified in Section 4.7(a).

     "Determination Date" means the earlier of (i) the seventh Business Day of each calendar month and (ii) the fifth Business Day preceding the related Distribution Date.

     "Distribution Date" means, for each Collection Period, the 15th day of the following month, or if the 15th day is not a Business Day, the next following Business Day, commencing [ ].

     "Eligible Account" means (i) a segregated trust account that is maintained with a depository institution acceptable to the [Credit Enhancer] (so long as an [Enhancement Default] shall not have occurred and be continuing), or (ii) a segregated direct deposit account maintained with a depository institution or trust company organized under the laws of the United States of America, or any of the States thereof, or the District of Columbia, having a certificate of deposit, short-term deposit or commercial paper rating of at least "A-1" by Standard & Poor's Ratings Group and "P-1" by Moody's Investors Service, Inc. and (so long as an [Enhancement Default] shall not have occurred and be continuing) acceptable to the [Credit Enhancer].


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     "Eligible Investments" mean book-entry securities, negotiable instruments or securities represented by instruments in bearer or registered form which evidence:

          (a) direct obligations of, and obligations fully guaranteed as to the full and timely payment by, the United States of America;

          (b) demand deposits, time deposits or certificates of deposit of any depository institution or trust company incorporated under the laws of the United States of America or any State thereof (or any domestic branch of a foreign bank) and subject to supervision and examination by Federal or State banking or depository institution authorities; provided, however, that at the time of the investment or contractual commitment to invest therein, the commercial paper or other short-term unsecured debt obligations (other than such obligations the rating of which is based on the credit of a Person other than such depository institution or trust company) thereof shall be rated "A-1+" by Standard & Poor's and "P-1" by Moody's;

          (c) commercial paper that, at the time of the investment or contractual commitment to invest therein, is rated "A-1+" by Standard & Poor's and "P-1" by9 Moody's;

          (d) bankers' acceptances issued by any depository institution or trust company referred to in clause (b) above;

          (e) repurchase obligations with respect to any security that is a direct obligation of, or fully guaranteed as to the full and timely payment by, the United States of America or any agency or instrumentality thereof the obligations of which are backed by the full faith and credit of the United States of America, in either case entered into with (i) a depository institution or trust company (acting as principal) described in clause (b) or (ii) a depository institution or trust company whose commercial paper or other short term unsecured debt obligations are rated "A-1+" by Standard & Poor's and "P-1" by Moody's and long term unsecured debt obligations are rated "AAA" by Standard & Poor's and "Aaa" by Moody's;

          (f) with the prior written consent of the [Credit Enhancer], money market mutual funds registered under the Investment Company Act of 1940, as amended, having a rating, at the time of such investment, from each of the Rating Agencies in the highest investment category granted thereby; and

          (g) any other investment as may be acceptable to the [Credit Enhancer], as evidenced by a writing to that effect, as may from time to time be confirmed in writing to the Trustee by the [Credit Enhancer].

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     Any Eligible Investments may be purchased by or through the Trustee or any of its Affiliates.

     "Enhancement Default" shall mean any one of the following events shall have occurred and be continuing:

          (i) the [Credit Enhancer] fails to make a payment required under the [Credit Enhancement] in accordance with its terms;

          (ii) the [Credit Enhancer] (A) files any petition or commences any case or proceeding under any provision or chapter of the United States Bankruptcy Code, the New York Department of Insurance Code or similar Federal or State law relating to insolvency, bankruptcy, rehabilitation, liquidation or reorganization, (B) makes a general assignment for the benefit of its creditors or (C) has an order for relief entered against it under the United States Bankruptcy Code or any other similar Federal or State law relating to insolvency, bankruptcy, rehabilitation, liquidation or reorganization which is final and nonappealable; or

          (iii) a court of competent jurisdiction or other competent court or regulatory authority enters a final and nonappealable order, judgment or decree (A) appointing a custodian, trustee, agent or receiver for the [Credit Enhancer] or for all or any material portion of its property or (B) authorizing the taking of possession by a custodian, trustee, agent or receiver of the [Credit Enhancer] (or the taking of possession of all or any material portion of the property of the [Credit Enhancer]).

     "ERISA" shall have the meaning specified in Section 2.6.

     "Event of Default" means an event specified in Section 9.1.

     "Final Scheduled Distribution Date" shall be the April 15, 2001 Distribution Date.

     "Financed Vehicle" means a new or used automobile, light truck, van or minivan, together with all accessions thereto, securing an Obligor's indebtedness under a Receivable.

     "Insolvency Proceeding" shall have the meaning specified in Section 9.5(b).

     ["Enhancement Agreement" means the [Credit Enhancement Agreement] among [ ]
and the [Credit Enhancer], dated as of [     ].]

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     "[Enhancement Agreement] Event of Default" means an Event of Default as defined in the [Enhancement Agreement].

     "Lien" means a security interest, lien, charge, pledge, equity or encumbrance of any kind, other than tax liens, mechanics' liens, and any liens that may attach to a Financed Vehicle by operation of law.

     "Liquidated Receivable" means any Receivable (i) which has been liquidated by the Servicer through the sale of the Financed Vehicle or (ii) for which the related Financed Vehicle has been repossessed and [90] days have elapsed since the date of such repossession or (iii) as to which an Obligor has failed to make more than [90]% of a Scheduled Payment of more than [ten] dollars for [120] or more days as of the end of a Collection Period or (iv) with respect to which proceeds have been received which, in the Servicer's judgment, constitute the final amounts recoverable in respect of such Receivable.

     "Liquidation Proceeds" means, with respect to a Liquidated Receivable, the monies collected from whatever source during the Collection Period in which such Receivable became a Liquidated Receivable, net of the reasonable costs of liquidation, including reasonable expenses of the Servicer in connection with such liquidation, plus any amounts required by law to be remitted to the Obligor.

     "Lock-Box Account" means the segregated account designated as such, established and maintained pursuant to Section 4.1.

     "Lock-Box Agreement" means the [lock-box agreement], dated the Closing Date, among the Servicer, the Lock-Box Processor and the Trustee, as amended, modified or supplemented from time to time, unless such Agreement shall be terminated in accordance with its terms or the terms hereof, in which event "Lock-Box Agreement" shall mean such other agreement, in form and substance acceptable to the [Credit Enhancer], among the Servicer, the Lock-Box Processor and the Trustee.

     "Lock-Box Bank" means, as of any date, a depository institution named by the Servicer and acceptable to the [Credit Enhancer] at which the Lock-Box Account is established and maintained as of such date.

     "Lock-Box Processor" means initially Cash Flex, L.P. and its successors or any replacement Lock-Box Processor acceptable to the [Credit Enhancer] under the Lock-Box Agreement.


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     "Moody's" means Moody's Investors Service, Inc., and any successors thereof.

     "Obligor" on a Receivable means the purchaser or co-purchasers of the related Financed Vehicle or any other Person who owes or may be liable for payments under such Receivable.

     "Officer's Certificate" means a certificate signed by the chairman of the board, the president, any vice chairman of the board, any vice president, the treasurer, the controller or any assistant treasurer or any assistant controller of CPS, the Seller, or the Servicer, as appropriate.

     "Opinion of Counsel" means a written opinion of counsel who may but need not be counsel to the Seller or Servicer, which counsel shall be acceptable to the Trustee and the [Credit Enhancer] and which opinion shall be acceptable to the Trustee and the [Credit Enhancer] in form and substance.

     "Optional Purchase Percentage" means 10%.

     "Original Class A Principal Balance" means the product of the Class A Percentage and the Original Pool Balance.

     "Original Class B Principal Balance" means the product of the Class B Percentage and the Original Pool Balance.

     "Original Pool Balance" means $[          ].

     "Payahead" on a Rule of 78's Receivable means the amount, as of the close of business on the last day of a Collection Period, determined in accordance with Section 4.3 with respect to such Rule of 78's Receivable.

     "Payahead Account" means the account designated as such, established and maintained pursuant to Section 4.1. The Payahead Account shall be held by the Trustee but shall be primarily for the benefit of the Obligors of Rule of 78's Receivables and shall not be part of the Trust.

     "Payahead Balance" on a Rule of 78's Receivable means the sum, as of the close of business on the last day of a Collection Period, of all Payaheads made by or on behalf of the Obligor with respect to such Rule of 78's Receivable, as reduced by applications of previous Payaheads with respect to such Rule of 78's Receivable, pursuant to Sections 4.3 and 4.4.

     "Paying Agent" has the meaning assigned to such term in Section 6.2A.


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     "Person" means any individual, corporation, limited liability company, estate, partnership, joint venture, association, joint stock company, trust, unincorporated organization, or government or any agency or political subdivision thereof.


     "Pool Balance" as of the close of business on the last day of a Collection Period means the aggregate Principal Balance of the Receivables (excluding Liquidated and Purchased Receivables).

     "Post-Office Box" means the separate post-office box in the name of the Trustee for the benefit of the Certificateholders and the [Credit Enhancer], established and maintained pursuant to Section 4.1.

     "Preference Claim" shall have the meaning specified in Section 9.5(b).

     "Prepayment Reduction Amount" means with respect to any Simple Interest Receivable which has been paid in full during any Collection Period, an amount equal to one twelfth of the excess of (a) the product of (i) the Aggregate Pass-Through Rate and (ii) the Principal Balance of such Simple Interest Receivable as of the first day of such Collection Period over (b) the product of
(i) a fraction (A) the numerator of which is the number of days from and including the first day of such Collection Period to but excluding the date on which such Simple Interest Receivable is paid in full and (B) the denominator of which is 30 and (ii) the Aggregate Pass-Through Rate and (iii) the Principal Balance of such Simple Interest Receivable as of the first day of such Collection Period.

     "Principal Balance" of a Receivable, as of the close of business on the last day of a Collection Period means the Amount Financed minus the sum of the following amounts without duplication: (i) in the case of a Rule of 78's Receivable, that portion of all Scheduled Payments actually received on or prior to such day allocable to principal using the actuarial or constant yield method;
(ii) in the case of a Simple Interest Receivable, that portion of all Scheduled Payments actually received on or prior to such day allocable to principal using the Simple Interest Method; (iii) any payment of the Purchase Amount with respect to the Receivable allocable to principal; (iv) any Cram Down Loss in respect of such Receivable; and (v) any prepayment in full or any partial prepayment applied to reduce the Principal Balance of the Receivable.

     "Purchase Agreement" means the Purchase Agreement dated as of
[           ], by and between the Seller and CPS, as amended,

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modified or supplemented from time to time, relating to the purchase of the
Receivables by the Seller from CPS.

     "Purchase Amount" means, with respect to a Receivable, the amount, as of the close of business on the last day of a Collection Period, required to prepay in full such Receivable under the terms thereof including interest thereon to the end of the month of purchase.

     "Purchased Receivable" means a Receivable purchased as of the close of business on the last day of a Collection Period by the Servicer pursuant to
Section 3.7 or by CPS pursuant to Section 2.6 or Section 2.8.

     "Rating Agency" means [ ___________ ] and any successors thereof. If such organization or successor is no longer in existence, "Rating Agency" shall be such nationally recognized statistical rating organization or other comparable Person designated by the [Credit Enhancer], notice of which designation shall be given to the Trustee and the Servicer.

     "Receivable" means each retail installment sale contract for a Financed Vehicle which shall appear on Schedule A to this Agreement (which Schedule A may be in the form of microfiche) and all rights and obligations thereunder except for Receivables that shall have become Purchased Receivables.

     "Receivable Files" means the documents specified in Section 2.7.

     "Record Date" means the tenth day of the calendar month in which a Distribution Date occurs.

     "Recoveries" means, with respect to a Liquidated Receivable, the monies collected from whatever source, during any Collection Period following the Collection Period in which such Receivable became a Liquidated Receivable, net of the reasonable costs of liquidation plus any amounts required by law to be remitted to the Obligor.

     ["Reimbursement Obligations" means, with respect to each Distribution Date, any amounts due to the [Credit Enhancer] under the terms hereof or under the Enhancement Agreement and with respect to which the [Credit Enhancer] has not been previously paid.]

     ["Reserve Fund" means, the Reserve Fund established by the Seller pursuant to the [Reserve Fund Agreement]. The Reserve Fund shall be held by the [Reserve Fund Collateral Agent] and shall in no event be deemed part of the Trust.]

     ["Reserve Fund Agreement" means the Reserve Fund Agreement dated as of
[          ], among [        ] and [the Reserve Fund Collateral Agent].

     ["Reserve Fund Collateral Agent" means [       ] acting as Reserve Fund
Collateral Agent under the [Reserve Fund Agreement].]

     "Residual Certificate" shall have the meaning set forth in Section 6.1 hereof.

     "Rule of 78's Receivable" means any Receivable under which the portion of a payment allocable to earned interest (which may be referred to in the related retail installment sale contract as an add-on finance charge) and the portion allocable to the Amount Financed is determined according to the method commonly referred to as the "Rule of 78's" method or the "sum of the months' digits" method or any equivalent method.

     "Scheduled Payment" means, for any Collection Period for any Receivable, the amount indicated in such Receivable as required to be paid by the Obligor in such Collection Period (without giving effect to deferments of payments pursuant to Section 3.2 or any rescheduling of payments in any insolvency or similar proceedings).

     "Seller" means CPS Receivables Corp., as the seller of the Receivables under this Agreement, and each of its successors pursuant to Section 7.3.

     "Servicer" means CPS as the servicer of the Receivables which were purchased by the Seller, and each successor to CPS (in the same capacity) pursuant to Section 8.3(a) or 9.2.

     "Servicer's Certificate" means a certificate completed and executed by a Servicing Officer pursuant to Section 3.9, substantially in the form of Exhibit E-2.

     ["Servicing Assumption Agreement" means the Servicing Assumption Agreement,
dated as of [       ], among CPS, [the Standby Servicer] and the Trustee, as the same may be amended or supplemented in accordance with its terms.]

     "Servicing Fee" means the fee payable to the Servicer for services rendered during the respective Collection Period, determined pursuant to Section 3.8.

     "Servicing Officer" means any person whose name appears on a list of Servicing Officers delivered to the Trustee and the [Credit Enhancer], as the same may be amended from time to time.

     "Servicing Rate" shall be [ ]% per annum, payable monthly[, provided, however, that if [the Standby Servicer] becomes the successor Servicer, the "Servicing Rate" shall be equal to a percentage per annum determined pursuant to [the Servicing Assumption Agreement] not to exceed [ ]% per annum].

     "Simple Interest Method" means the method of allocating a fixed level payment between principal and interest, pursuant to which the portion of such payment that is allocated to interest is equal to the product of the APR multiplied by the unpaid balance multiplied by the period of time (expressed as a fraction of a year, based on the actual number of days in the calendar month and the actual number of days in the calendar year) elapsed since the preceding payment of interest was made and the remainder of such payment is allocable to principal.

     "Simple Interest Receivable" means any Receivable under which the portion of a payment allocable to interest and the portion allocable to principal is determined in accordance with the Simple Interest Method.

     ["Spread Account" means, with respect to the Trust and similar trusts to be established by the Seller, the Spread Account established and maintained pursuant to the Spread Account Agreement. The Spread Account shall be held by the [Collateral Agent] and shall in no event be deemed part of the Trust.]

     ["Spread Account Agreement" means the Master Spread Account Agreement among
[       ] and [the Collateral Agent], as amended and restated as of [        ],
as the same may be amended, supplemented or otherwise modified in accordance with the terms thereof.

     "Standard & Poor's" means Standard & Poor's Ratings Group, Inc. and any successors thereof.

     ["Standby Fee" means the fee payable to [the Standby Servicer] so long as CPS is the Servicer calculated in the same manner, on the same basis and for the same period as the Servicing Fee is calculated pursuant to Section 3.8 based on a rate of [ ]% per annum rather than the Servicing Rate.]

     ["Standby Servicer" means [              ], in its capacity as Standby
Servicer pursuant to the terms of [the Servicing Assumption Agreement] or such Person as shall have been appointed Standby Servicer pursuant to Section 9.2(c).]

     "State" means any State of the United States of America, or the District of Columbia.

     "Total Distribution Amount" shall mean, for each Distribution Date, the sum of the following amounts with respect to the preceding Collection Period: (i) all collections on Receivables (including amounts transferred from the Payahead Account to the Certificate Account pursuant to Section 4.6(a)(ii) but excluding amounts deposited into the Payahead Account); (ii) Liquidation Proceeds received during the Collection Period with respect to Receivables that became Liquidated Receivables during the Collection Period in accordance with the Servicer's customary servicing procedures; (iii) proceeds from Recoveries with respect to Liquidated Receivables; and (iv) the Purchase Amount of each Receivable that became a Purchased Receivable as of the last day of the Collection Period, and any earnings on investments of funds in the Collection Account and the Payahead Account pursuant to Section 4.1(a).

     "Trust" means the trust created by this Agreement, the estate of which shall consist of the Trust Assets.

     "Trust Assets" means that property set forth in items (i) through (viii) in
Section 2.2 and [the Credit Enhancement] for the benefit of the Class A Certificateholders.

     "Trustee" means the Person acting as Trustee under this Agreement, its successor in interest, and any successor trustee pursuant to Section 10.11.

     "Trustee Fee" means the monthly fee payable on each Distribution Date to the Trustee for services rendered during the preceding Collection Period in an amount equal to the product of (i) one-twelfth of [ ]% and (ii) the Pool Balance of the last day of the second preceding Collection Period, distributed in accordance with Section 4.6(c); provided, however, that with respect to the initial Distribution Date, such monthly fee shall be an amount equal to the product of (i) one-twelfth of [ ]% and (ii) the Pool Balance as of the close of the Cutoff Date.

     "Trustee Officer" means any vice president, any assistant vice president, any assistant secretary, any assistant treasurer, any trust officer, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

     "Trustee's Certificate" means a certificate completed and executed for the Trustee by a Trustee Officer pursuant to Section 10.2, substantially in the form of, in the case of an assignment to CPS, Exhibit C-1 and in the case of an assignment to the Servicer, Exhibit C-2.

     "UCC" means the Uniform Commercial Code as in effect in the respective jurisdiction.

     SECTION 1.2. Usage of Terms. With respect to all terms in this Agreement, the singular includes the plural and the plural the singular; words importing any gender include the other genders; references to "writing" include printing, typing, lithography, and other means of reproducing words in a visible form; references to agreements and other contractual instruments include all subsequent amendments thereto or changes therein entered into in accordance with their respective terms and not prohibited by this Agreement; references to Persons include their permitted successors and assigns; and the term "including" means "including without limitation."

     SECTION 1.3. Section References. All section references shall be to Sections in this Agreement.

     SECTION 1.4. Limitation on Trust Fund Activities. Notwithstanding any other provision in this Agreement to the contrary, the Trustee shall have no power to vary the investment of the Certificateholders within the meaning of Treasury Department Regulation ss. 301.7701-4(c) or to engage in business unless the Trustee and the [Credit Enhancer] shall have received an Opinion of Counsel that such activity shall not cause the Trust to be an association taxable as a corporation for federal income tax purposes.

     SECTION 1.5. Calculations. All calculations of the amount of interest accrued on the Certificates and all calculations of the amount of the Servicing Fee and the Trustee Fee shall be made on the basis of a 360-day year consisting of twelve 30-day months. All references to the Principal Balance of a Receivable as of the last day of a Collection Period shall refer to the close of business on such day.

     SECTION 1.6. Action by or Consent of Certificateholders. Whenever any provision of this Agreement refers to action to be taken, or consented to, by Certificateholders, such provision shall be deemed to refer to Certificateholders of record as of the Record Date immediately preceding the date on which such action is to be taken, or consent given, by Certificateholders. Solely for the purposes of any action to be taken, or consented to, by Certificateholders, any Certificate registered in the name of the Seller, CPS or any Affiliate thereof shall be deemed not to be outstanding and shall not be taken into account in determining whether the requisite interest necessary to effect any such action or consent has been obtained; provided, however, that, solely for the purpose of determining whether the Trustee is entitled to rely upon any such action or consent, only

Certificates which the Trustee knows to be so owned shall be so disregarded.

     SECTION 1.7. Material Adverse Effect. Whenever a determination is to be made under this Agreement as to whether a given event, action, course of conduct or set of facts or circumstances could or would have a material adverse effect on the Trust or the Certificateholders (or any similar or analogous determination), such determination shall be made without taking into account the [Credit Enhancement].


                                   ARTICLE II

                          The Trust and Trust Property

     SECTION 2.1. Creation of Trust. Upon the execution of this Agreement by the parties hereto, there is hereby created the CPS Auto Grantor Trust 199[ ]-[ ].

     SECTION 2.2. Conveyance of Receivables. In consideration of the Trustee's delivery of Certificates in an aggregate principal amount equal to the Original Pool Balance to or upon the written order of the Seller, the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Trustee, in trust for the benefit of the Certificateholders, without recourse, except as provided in Sections 2.5, 2.6 and 2.8 (subject to the obligations herein):

          (i) all right, title and interest of the Seller in and to the Receivables listed in Schedule A hereto and, with respect to Rule of 78's Receivables, all monies due or to become due thereon after the Cutoff Date (including Scheduled Payments due after the Cutoff Date (including principal prepayments relating to such Scheduled Payments) but received by the Seller or CPS before the Cutoff Date) and, with respect to Simple Interest Receivables, all monies received thereunder after the Cutoff Date and all Liquidation Proceeds and Recoveries received with respect to such Receivables;

          (ii) all right, title and interest of the Seller in and to the security interests in the Financed Vehicles granted by Obligors pursuant to the Receivables and any other interest of the Seller in such Financed Vehicles, including, without limitation, the certificates of title or, with respect to such Financed Vehicles in the State of Michigan, all other evidence of ownership with respect to such Financed Vehicles;

          (iii) all right, title and interest of the Seller in and to any proceeds from claims on any physical damage, credit life and credit accident and health insurance policies or certificates relating to the Financed Vehicles or the Obligors;

          (iv) all right, title and interest of the Seller in and to the Purchase Agreement, including a direct right to cause CPS to purchase Receivables from the Trust under certain circumstances;

          (v) all right, title and interest of the Seller in and to refunds for the costs of extended service contracts with respect to Financed Vehicles, refunds of unearned premiums with respect to credit life and credit accident and health insurance policies or certificates covering an Obligor or Financed Vehicle or his or her obligations with respect to a Financed Vehicle and any recourse to Dealers for any of the foregoing;

          (vi) the Receivable File related to each Receivable;

          (vii) all amounts and property from time to time held in or credited to the Collection Account, the Lock-Box Account, [the Credit Enhancement Account] or the Certificate Account; and

          (viii) the proceeds of any and all of the foregoing.

     In addition, the Seller shall cause [the Credit Enhancement] to be issued to and delivered to the Trust for the benefit of the Certificateholders.

     SECTION 2.3. Transfer Intended as Sale; Precautionary Security Interest. The conveyance to the Trust of the property set forth in Section 2.2 above is intended as a sale free and clear of all Liens, and it is intended that the property of the Trust shall not be part of the Seller's estate in the event of the filing of a bankruptcy petition by or against the Seller under any bankruptcy law. In the event, however, that notwithstanding the intent of CPS, the Seller and the Trustee, the transfer under this Agreement is held not to be a sale, this Agreement shall constitute a grant of a security interest in the property described in Section 2.2 above, for the benefit of the Certificateholders and the [Credit Enhancer] as their interests may appear herein.

     SECTION 2.4. Acceptance by Trustee. The Trustee does hereby accept all consideration conveyed by the Seller pursuant to Section 2.2, and declares that the Trustee shall hold such consideration upon the trusts herein set forth for the benefit of all present and future Certificateholders, subject to the terms and provisions of this Agreement.

     SECTION 2.5. Representations and Warranties of Seller. The Seller makes the following representations and warranties as to the Receivables to the [Credit Enhancer] and to the Trustee, on which the [Credit Enhancer] relies in executing and delivering [the Credit Enhancement], and on which the Trustee on behalf of itself and the Certificateholders relies in accepting the items specified in
Section 2.2 in trust and executing and authenticating the Certificates. Such representations and warranties speak as of the Closing Date, but shall survive the sale, transfer, and assignment of the Receivables to the Trustee.

          (i) Characteristics of Receivables. (A) Each Receivable (1) has been originated in the United States of America by a Dealer for the retail sale of a Financed Vehicle in the ordinary course of such Dealer's business, has been fully and properly executed by the parties thereto and has been purchased by CPS in connection with the sale of Financed Vehicles by the Dealers, (2) has created a valid, subsisting, and enforceable first priority perfected security interest in favor of CPS in the Financed Vehicle, which security interest has been assigned by CPS to the Seller, which in turn has assigned such security interest to the Trustee, (3) contains customary and enforceable provisions such that the rights and remedies of the holder or assignee thereof shall be adequate for realization against the collateral of the benefits of the security, (4) provides for level monthly payments that fully amortize the Amount Financed over the original term (except for the last payment, which may be different from the level payment) and yield interest at the Annual Percentage Rate,
     (5) has an Annual Percentage Rate of not less than [ ]%, (6) that is a Rule of 78's Receivable provides for, in the event that such contract is prepaid, a prepayment that fully pays the Principal Balance and includes a full month's interest, in the month of prepayment, at the Annual Percentage Rate, (7) is a Rule of 78's Receivable or a Simple Interest Receivable, and
     (8) was originated by a Dealer and was sold by the Dealer without any fraud or misrepresentation on the part of such Dealer.

          (B) Approximately [ ]% of the aggregate Principal Balance of the Receivables, constituting [ ]% of the number of contracts, as of the Cutoff Date, represents financing of used automobiles, light trucks, vans or minivans; the remainder of the Receivables represent financing of new automobiles, light trucks, vans or minivans; approximately [ ]% of the aggregate Principal

     Balance of the Receivables as of the Cutoff Date were originated in the State of California; approximately [ ]% of the aggregate Principal Balance of the Receivables as of the Cutoff Date were originated under the CPS alpha program; approximately [ ]% of the aggregate Principal Balance of the Receivables as of the Cutoff Date were originated under the CPS delta program; the remainder of the Receivables were originated under the CPS standard program; no Receivable shall have a payment that is more than [30] days overdue as of the Cutoff Date; [ ]% of the Receivables are Rule of 78's Receivables and [ ]% of the Receivables are Simple Interest Receivables; each Receivable shall have a final scheduled payment due no later than April 25, 2001; each Receivable has an original term to maturity of at least 24 months and not more than 60 months and a remaining term to maturity of not less than 18 months nor greater than 60 months; and each Receivable was originated on or before the Cutoff Date.

          (ii) Schedule of Receivables. The information with respect to the Receivables set forth in Schedule A to this Agreement is true and correct in all material respects as of the close of business on the Cutoff Date, and no selection procedures adverse to the Certificateholders have been utilized in selecting the Receivables.

          (iii) Compliance with Law. Each Receivable, the sale of the Financed Vehicle and the sale of any physical damage, credit life and credit accident and health insurance and any extended service contracts complied at the time the related Receivable was originated or made and at the execution of this Agreement complies in all material respects with all requirements of applicable Federal, State, and local laws, and regulations thereunder including, without limitation, usury laws, the Federal Truth-in-Lending Act, the Equal Credit Opportunity Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act, the Federal Trade Commission Act, the Magnuson-Moss Warranty Act, the Federal Reserve Board's Regulations B and Z, the Soldiers' and Sailors' Civil Relief Act of 1940, the Texas Consumer Credit Code, the California Automobile Sales Finance Act and State adaptations of the National Consumer Act and of the Uniform Consumer Credit Code, and other consumer credit laws and equal credit opportunity and disclosure laws.

          (iv) Binding Obligation. Each Receivable represents the genuine, legal, valid and binding payment obligation in writing of the Obligor, enforceable by the holder thereof in accordance with its terms.

          (v) No Government Obligor. None of the Receivables are due from the United States of America or any State or from any agency, department, or instrumentality of the United States of America or any State.

          (vi) Security Interest in Financed Vehicle. Immediately subsequent to the sale, assignment and transfer thereof to the Trust, each Receivable shall be secured by a validly perfected first priority security interest in the Financed Vehicle in favor of the Trust as secured party, and such security interest is prior to all other liens upon and security interests in such Financed Vehicle which now exist or may hereafter arise or be created (except, as to priority, for any tax liens or mechanics' liens which may arise after the Closing Date).

          (vii) Receivables in Force. No Receivable has been satisfied, subordinated or rescinded, nor has any Financed Vehicle been released from the lien granted by the related Receivable in whole or in part.

          (viii) No Waiver. No provision of a Receivable has been waived.

          (ix) No Amendments. No Receivable has been amended, except as such Receivable may have been amended to grant extensions which shall not have numbered more than (a) one extension of one calendar month in any calendar year or (b) three such extensions in the aggregate.

          (x) No Defenses. As of the Closing Date, no right of rescission, setoff, counterclaim or defense exists or has been asserted or threatened with respect to any Receivable. The operation of the terms of any Receivable or the exercise of any right thereunder will not render such Receivable unenforceable in whole or in part or subject to any such right of rescission, setoff, counterclaim, or defense.

          (xi) No Liens. As of the Cutoff Date, there are no liens or claims existing or which have been filed for work, labor, storage or materials relating to a Financed Vehicle that shall be liens prior to, or equal or coordinate with, the security interest in the Financed Vehicle granted by the Receivable.

          (xii) No Default; Repossession. Except for payment delinquencies continuing for a period of not more than [thirty] days as of the Cutoff Date, no default, breach, violation or event permitting acceleration under the terms of any Receivable has occurred; and no continuing condition that with notice or the lapse of time would constitute a default, breach, violation or event permitting acceleration under the terms of any Receivable has arisen; and the Seller shall not waive and has not waived any of the foregoing; and no Financed Vehicle shall have been repossessed as of the Cutoff Date.

               (xiii) Insurance; Other. (A) Each Obligor has obtained insurance covering the Financed Vehicle as of the execution of the Receivable insuring against loss and damage due to fire, theft, transportation, collision and other risks generally covered by comprehensive and collision coverage, and that each Receivable requires the Obligor to obtain and maintain such insurance naming CPS and its successors and assigns as an additional insured, (B) each Receivable that finances the cost of premiums for credit life and credit accident and health insurance is covered by an insurance policy or certificate of insurance naming CPS as policyholder (creditor) under each such insurance policy and certificate of insurance and (C) as to each Receivable that finances the cost of an extended service contract, the respective Financed Vehicle which secures the Receivable is covered by an extended service contract.

               (xiv) Title. It is the intention of the Seller that the transfer and assignment herein contemplated constitute a sale of the Receivables from the Seller to the Trust and that the beneficial interest in and title to such Receivables not be part of the Seller's estate in the event of the filing of a bankruptcy petition by or against the Seller under any bankruptcy law. No Receivable has been sold, transferred, assigned, or pledged by the Seller to any Person other than the Trustee. Immediately prior to the transfer and assignment herein contemplated, the Seller had good and marketable title to each Receivable and was the sole owner thereof, free and clear of all liens, claims, encumbrances, security interests, and rights of others, and, immediately upon the transfer thereof, the Trustee for the benefit of the Certificateholders and the [Credit Enhancer] shall have good and marketable title to each such Receivable and will be the sole owner thereof, free and clear of all liens, encumbrances, security interests, and rights of others, and the transfer has been perfected under the UCC.

               (xv) Lawful Assignment. No Receivable has been originated in, or is subject to the laws of, any jurisdiction under which the sale, transfer, and assignment of such Receivable under this Agreement or pursuant to transfers of the Certificates shall be unlawful, void, or voidable. The Seller has not entered into any agreement with any account debtor that prohibits, restricts or conditions the assignment of any portion of the Receivables.

               (xvi) All Filings Made. All filings (including, without limitation, UCC filings) necessary in any jurisdiction to give the Trustee a first priority perfected ownership interest in the Receivables have been made.

               (xvii) Receivable File; One Original. CPS has delivered to the Trustee a complete Receivable File with respect to each Receivable. There is only one original executed copy of each Receivable.

               (xviii) Chattel Paper. Each Receivable constitutes "chattel paper" under the UCC.

               (xix) Title Documents. (A) If the Receivable was originated in a State in which notation of security interest on the title document of the related Financed Vehicle is required or permitted to perfect such security interest, the title document of the related Financed Vehicle for such Receivable shows, or if a new or replacement title document is being applied for with respect to such Financed Vehicle the title document (or, with respect to Receivables originated in the State of Michigan, a copy thereof) will be received within [180] days and will show, CPS named as the original secured party under the related Receivable as the holder of a first priority security interest in such Financed Vehicle, and (B) if the Receivable was originated in a State in which the filing of a financing statement under the UCC is required to perfect a security interest in motor vehicles, such filings or recordings have been duly made and show CPS named as the original secured party under the related Receivable, and in either case, the Trustee has the same rights as such secured party has or would have (if such secured party were still the owner of the Receivable) against all parties claiming an interest in such Financed Vehicle. With respect to each Receivable for which the title document has not yet been returned from the Registrar of Titles, CPS has received written evidence from the related Dealer that such title document showing CPS as first lienholder has been applied for.

               (xx) Valid and Binding Obligation of Obligor. Each Receivable is the legal, valid and binding obligation of the Obligor thereunder and is enforceable in accordance with its terms, except only as such enforcement may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally, and all parties to such contract had full legal capacity to execute and deliver such contract and all other documents related thereto and to grant the security interest purported to be granted thereby.

               (xxi) Tax Liens. As of the Cutoff Date, there is no lien against the related Financed Vehicle for delinquent taxes.

               (xxii) Characteristics of Obligors. As of the date of each Obligor's application for the loan from which the related Receivable arises, such Obligor (a) did not have any material past due credit obligations or any personal or real property repossessed or wages garnished within one year prior to the date of such application, unless such amounts have been repaid or discharged through bankruptcy,
          (b) was not the subject of any Federal, State or other bankruptcy, insolvency or similar proceeding pending on the date of application that is not discharged, (c) had not been the subject of more than one Federal, State or other bankruptcy, insolvency or similar proceeding, and (d) was domiciled in the United States.

               (xxiii) Origination. Each Receivable has an origination date on
          or after [        ].

               (xxiv) Maturity of Receivables. Each Receivable has an original term to maturity of not less than [ ] months and not more than 60 months; the weighted average original term to maturity of the Receivables is [ ] months as of the Cutoff Date; the remaining term to maturity of each Receivable was [ ] months or less as of the Cutoff Date; the weighted average remaining term to maturity of the Receivables was [ ] months as of the Cutoff Date.

               (xxv) Scheduled Payments. Each Receivable had an original
          principal balance of not less than $[     ] nor more than $[     ],
          has an outstanding principal balance as of the Cutoff Date of not less
          than $[     ] nor more than $[     ] and has a first Scheduled Payment
          due on or prior to [ ].

               (xxvi) Origination of Receivables. Based on the billing address of the Obligors and the Principal Balances as of the Cutoff Date,
          approximately [ ]% of the Receivables were originated in [      ].

               (xxvii) Post-Office Box. On or prior to the next billing period after the Cutoff Date, CPS will notify each Obligor to make payments with respect to its respective Receivables after the Cutoff Date directly to the Post- Office Box, and will provide each Obligor with a monthly statement in order to enable such Obligors to make payments directly to the Post-Office Box.

               (xxviii) Location of Receivable Files. A complete
          Receivable File with respect to each Receivable has been or prior to the Closing Date will be delivered to the Trustee at the location listed in Schedule B.

               (xxix) Casualty. No Financed Vehicle has suffered a Casualty.

               (xxx) Principal Balance/Number of Contracts. As of the Cutoff Date, the total aggregate principal balance of the Receivables was
          $[      ]. The Receivables are evidenced by [ ] Contracts.


     SECTION 2.6. Repurchase Upon Breach. The Seller, the Servicer, the [Credit Enhancer] or the Trustee, as the case may be, shall inform the other parties to this Agreement and the [Credit Enhancer] promptly, in writing, upon the discovery of any breach of the Seller's representations and warranties made pursuant to Section 2.5 (without regard to any limitation therein as to the Seller's knowledge). Unless the breach shall have been cured by the last day of the second Collection Period following the discovery thereof by the Trustee or the [Credit Enhancer] or receipt by the Trustee and the [Credit Enhancer] of notice from the Seller or the Servicer of such breach, CPS shall repurchase any Receivable if such Receivable is materially and adversely affected by the breach as of the last day of such second Collection Period (or, at CPS's option, the last day of the first Collection Period following the discovery) and, in the event that the breach relates to a characteristic of the Receivables in the aggregate, and if the Trust is materially and adversely affected by such breach, unless the breach shall have been cured by such second Collection Period, CPS shall purchase such aggregate Principal Balance of Receivables, such that following such purchase such representation shall be true and correct with respect to the remainder of the Receivables in the aggregate. In consideration of the purchase of the Receivable, CPS shall remit the Purchase Amount, in the manner specified in Section 4.5. For purposes of this Section, the Purchase Amount of a Receivable which is not consistent with the warranty pursuant to
Section 2.5(i)(A)(4) or (A)(5) shall include such additional amount as shall be necessary to provide the full amount of interest as contemplated therein. The sole remedy of the Trustee, the Trust, the Certificateholders or the [Credit Enhancer] with respect to a breach of representations and warranties pursuant to
Section 2.5 shall be to enforce CPS's obligation to purchase such Receivables pursuant to the Purchase Agreement; provided, however, that CPS shall indemnify the Trustee, [the Standby Servicer], the [Collateral Agent], the [Credit Enhancer], the Trust and the Certificateholders against all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel, which may be asserted against or incurred by any of them as a result of third party claims arising out of the events or facts giving rise to such breach. Upon receipt of the Purchase Amount and written instructions from the Servicer, the Trustee shall release to CPS or its designee the related Receivables File and shall execute and deliver all reasonable instruments of transfer or assignment, without recourse, as are prepared by the Seller and delivered to the Trustee and necessary to vest in CPS or such designee title to the Receivable. If it is determined that consummation of the transactions contemplated by this Agreement and the other transaction documents referenced in this Agreement, the servicing and operation of the Trust pursuant to this Agreement and such other documents, or the ownership of a Certificate by a Holder constitutes a violation of the prohibited transaction rules of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the Internal Revenue Code of 1986, as amended ("Code") or any successor statutes of similar impact, together with the regulations thereunder, to which no statutory exception or administrative exemption applies, such violation shall not be treated as a breach of the Seller's representations and warranties made pursuant to Section 2.5 if not otherwise such a breach.

     SECTION 2.7. Delivery of Receivable Files. On or prior to the Closing Date, the Seller shall transfer and deliver to the Trustee at the offices specified in Schedule B to this Agreement with respect to each Receivable the following:

               (i) The fully executed original of the Receivable (together with any agreements modifying the Receivable, including without limitation, any extension agreements).

               (ii) The original certificate of title in the name of CPS or such documents that CPS shall keep on file, in accordance with its customary procedures, evidencing the security interest of CPS in the Financed Vehicle or, if not yet received, a copy of the application therefor showing CPS as secured party.

The Servicer shall hold all other documents with respect to the Receivables as custodian for the Trust.

     SECTION 2.8. Acceptance of Receivable Files by Trustee. The Trustee acknowledges receipt of files which the Seller has represented are the Receivable Files. The Trustee has reviewed the Receivable Files and has determined that it has received a file for each Receivable identified in Schedule A to this Agreement. The Trustee declares that it holds and will continue to hold such files and any amendments, replacements or supplements thereto and all other Trust Assets as Trustee in trust for the use and benefit of all present and future

Certificateholders. The Trustee agrees to review each file delivered to it no later than [45] days after the Closing Date to determine whether such Receivable Files contain the documents referred to in Section 2.7(i) and (ii). If the Trustee has found or finds that a file for a Receivable has not been received, or that a file is unrelated to the Receivables identified in Schedule A to this Agreement or that any of the documents referred to in Section 2.7(i) or (ii) are not contained in a Receivable File, the Trustee shall inform CPS, the Seller, [the Standby Servicer] and the [Credit Enhancer] promptly, in writing, of the failure to receive a file with respect to such Receivable (or of the failure of any of the aforementioned documents to be included in the Receivable File) or shall return to CPS as the Seller's designee any file unrelated to a Receivable identified in Schedule A to this Agreement (it being understood that the Trustee's obligation to review the contents of any Receivable File shall be limited as set forth in the preceding sentence). Unless such defect with respect to such Receivable File shall have been cured by the last day of the second Collection Period following discovery thereof by the Trustee, CPS shall repurchase any such Receivable as of such last day. In consideration of the purchase of the Receivable, CPS shall remit the Purchase Amount, in the manner specified in Section 4.5. The sole remedy of the Trustee, the Trust, or the Certificateholders with respect to a breach pursuant to this Section 2.8 shall be to require CPS to purchase the Receivables pursuant to this Section 2.8. Upon receipt of the Purchase Amount and written instructions from the Servicer, the Trustee shall release to CPS or its designee the related Receivables File and shall execute and deliver all reasonable instruments of transfer or assignment, without recourse, as are prepared by CPS and delivered to the Trustee and are necessary to vest in CPS or such designee title to the Receivable. The Trustee shall make a list of Receivables for which an application for a certificate of title but not an original certificate of title or, with respect to Receivables originated in the State of Michigan, a copy of an original certificate of title, is included in the Receivable File as of the date of its review of the Receivable Files and deliver a copy of such list to the Servicer and the [Credit Enhancer]. On the date which is [180] days following the Closing Date or the next succeeding Business Day, the Trustee shall inform CPS and the other parties to this Agreement and the [Credit Enhancer] of any Receivable for which the related Receivable File on such date does not include an original certificate of title or, with respect to Financed Vehicles in the State of Michigan, for which the related Receivable File on such date does not include a copy of an original certificate of title, and CPS shall repurchase any such Receivable as of the last day of the current Collection Period.

     SECTION 2.9. Access to Receivable Files. The Trustee shall permit the Servicer, any Certificateholder and the [Credit Enhancer] access to the Receivable Files at all reasonable times during the Trustee's normal business hours; provided, however, that the Trustee shall provide such access to any Certificateholder only (i) in such cases where the Trustee is required by applicable statutes or regulations (whether applicable to the Trustee, the Servicer or to such Certificateholder) to permit such Certificateholder to review the Receivable Files or (ii) if an [Enhancement Default] shall have occurred and be continuing. In addition, the Trustee shall provide such access to any Certificateholder at all reasonable times during the Trustee's normal business hours if an Event of Default shall have occurred and be continuing. In each case, such access shall be afforded without charge but only upon reasonable request. Each Certificateholder shall be deemed to have agreed by its acceptance of a Certificate to use its best efforts to hold in confidence all Confidential Information in accordance with its then customary procedures; provided that nothing herein shall prevent any Certificateholder from delivering copies of any financial statements and other documents whether or not constituting Confidential Information, and disclosing other information, whether or not Confidential Information, to (i) its directors, officers, employees, agents and professional consultants, (ii) any other institutional investor that holds Certificates, (iii) any prospective institutional investor transferee in connection with the contemplated transfer of a Certificate or any part thereof or participation therein who is subject to confidentiality arrangements at least substantially similar hereto, (iv) any governmental authority, (v) the National Association of Insurance Commissioners or any similar organization, (vi) any nationally recognized rating agency in connection with the rating of the Class A Certificates by such agency or (vii) any other Person to which such delivery or disclosure may be necessary or appropriate (a) in compliance with any applicable law, rule, regulation or order, (b) in response to any subpoena or other legal process, (c) in connection with any litigation to which such Certificateholder is a party, or (d) in order to protect or enforce such Person's investment in any Certificate. The Trustee shall, within [two] Business Days of the request of the Servicer or the [Credit Enhancer], execute such documents and instruments as are prepared by the Servicer or the [Credit Enhancer] and delivered to the Trustee, as the Servicer or the [Credit Enhancer] deems necessary to permit the Servicer, in accordance with its customary servicing procedures, to enforce the Receivable on behalf of the Trust and any related insurance policies covering the Obligor, the Receivable or Financed Vehicle so long as such execution in the Trustee's sole discretion does not conflict with this Agreement and will not cause it undue risk or liability. The Trustee shall not be obligated to release any document from any Receivable File unless it receives a trust receipt signed by a Servicing Officer in the form of Exhibit E-1 hereto (the "Trust Receipt"). Such Trust Receipt shall obligate the Servicer to return such document(s) to the Trustee when the need therefor no longer exists unless the Receivable shall be liquidated, in which case, upon receipt of a certificate of a Servicing Officer substantially in the form of Exhibit E-2 hereto to the effect that all amounts required to be deposited in the Collection Account with respect to such Receivable have been so deposited, the Trust Receipt shall be released by the Trustee to the Servicer.


                                   ARTICLE III

                   Administration and Servicing of Receivables

     SECTION 3.1. Duties of Servicer. The Servicer, as agent for the Trust, the Certificateholders and the [Credit Enhancer] (to the extent provided herein) shall manage, service, administer and make collections on the Receivables with reasonable care, using that degree of skill and attention customary and usual for institutions which service motor vehicle retail installment contracts similar to the Receivables and, to the extent more exacting, that the Servicer exercises with respect to all comparable automotive receivables that it services for itself or others. The Servicer's duties shall include collection and posting of all payments, responding to inquiries of Obligors on such Receivables, investigating delinquencies, sending payment statements to Obligors, reporting tax information to Obligors, accounting for collections, furnishing monthly and annual statements to the Trustee and the [Credit Enhancer] with respect to distributions. Without limiting the generality of the foregoing, and subject to the servicing standards set forth in this Agreement, the Servicer is authorized and empowered by the Trustee to execute and deliver, on behalf of itself, the Trust, the Certificateholders or any of them, any and all instruments of satisfaction or cancellation, or partial or full release or discharge, and all other comparable instruments, with respect to such Receivables or to the Financed Vehicles securing such Receivables and/or the certificates of title or, with respect to Financed Vehicles in the State of Michigan, other evidence of ownership with respect to such Financed Vehicles. If the Servicer shall commence a legal proceeding to enforce a Receivable, the Trustee shall thereupon be deemed to have automatically assigned, solely for the purpose of collection, such Receivable to the Servicer. If in any enforcement suit or legal proceeding it shall be held that the Servicer may not enforce a Receivable on the ground that it shall not be a real party in interest or a holder entitled to enforce such Receivable, the Trustee shall, at the Servicer's expense and direction, take steps to enforce such Receivable, including bringing suit in its name or the name of the Certificateholders. The Servicer shall prepare and furnish and the Trustee shall execute, any powers of attorney and other documents reasonably necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder.

     SECTION 3.2. Collection and Allocation of Receivable Payments. Consistent with the standards, policies and procedures required by this Agreement, the Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Receivables as and when the same shall become due and shall follow such collection procedures as it follows with respect to all comparable automotive receivables that it services for itself or others; provided, however, that the Servicer shall notify each Obligor to make all payments with respect to the Receivables to the Post-Office Box. The Servicer will provide each Obligor with a monthly statement in order to notify such Obligors to make payments directly to the Post-Office Box. The Servicer shall allocate collections between principal and interest in accordance with the customary servicing procedures it follows with respect to all comparable automotive receivables that it services for itself or others and in accordance with the terms of this Agreement. Except as provided below, the Servicer, for so long as CPS is the Servicer, may grant extensions on a Receivable; provided, however, that the Servicer may not grant more than one extension per calendar year with respect to a Receivable or grant an extension with respect to a Receivable for more than one calendar month or grant more than three extensions in the aggregate with respect to a Receivable without the prior written consent of the [Credit Enhancer] and provided, further, that if the Servicer extends the date for final payment by the Obligor of any Receivable beyond the last day of the penultimate Collection Period preceding the Final Scheduled Distribution Date, it shall promptly purchase the Receivable from the Trust in accordance with the terms of Section 3.7 hereof (and for purposes thereof, the Receivable shall be deemed to be materially and adversely affected by such breach). If the Servicer is not CPS, the Servicer may not make any extension on a Receivable without the prior written consent of the [Credit Enhancer]. The Servicer may in its discretion waive any late payment charge or any other fees that may be collected in the ordinary course of servicing a Receivable. Notwithstanding anything to the contrary contained herein, the Servicer shall not agree (i) to any alteration of the interest rate on any Receivable or of the amount of any Scheduled Payment on Receivables, and (ii) shall not agree to any modification that would result in a "deemed exchange" of a receivable under Section 1001 of the Internal Revenue Code of 1986, as amended, or would constitute reinvestment adversely affecting the status of the

Trust as not an association taxable as a corporation for Federal income tax purposes.

     SECTION 3.3. Realization Upon Receivables. On behalf of the Trust, the Certificateholders and the [Credit Enhancer], the Servicer shall use its best efforts, consistent with the servicing procedures set forth herein, to repossess or otherwise convert the ownership of the Financed Vehicle securing any Receivable as to which the Servicer shall have determined eventual payment in full is unlikely. The Servicer shall commence efforts to repossess or otherwise convert the ownership of a Financed Vehicle on or prior to the date that an Obligor has failed to make more than 90% of a Scheduled Payment thereon in excess of $10 for 120 days or more; provided, however, that the Servicer may elect not to commence such efforts within such time period if in its good faith judgment it determines either that it would be impracticable to do so or that the proceeds ultimately recoverable with respect to such Receivable would be increased by forbearance. The Servicer shall follow such customary and usual practices and procedures as it shall deem necessary or advisable in its servicing of automotive receivables, consistent with the standards of care set forth in Section 3.2, which may include reasonable efforts to realize upon any recourse to Dealers and selling the Financed Vehicle at public or private sale. The foregoing shall be subject to the provision that, in any case in which the Financed Vehicle shall have suffered damage, the Servicer shall not expend funds in connection with the repair or the repossession of such Financed Vehicle unless it shall determine in its discretion that such repair and/or repossession will increase the proceeds ultimately recoverable with respect to such Receivable by an amount greater than the amount of such expenses.

     SECTION 3.4. Physical Damage Insurance; Other Insurance. (a) The Servicer, in accordance with the servicing procedures and standards set forth herein, shall require that (i) each Obligor shall have obtained insurance covering the Financed Vehicle, as of the date of the execution of the Receivable, insuring against loss and damage due to fire, theft, transportation, collision and other risks generally covered by comprehensive and collision coverage and each Receivable requires the Obligor to maintain such physical loss and damage insurance naming CPS and its successors and assigns as an additional insured,
(ii) each Receivable that finances the cost of premiums for credit life and credit accident and health insurance is covered by an insurance policy or certificate naming CPS as policyholder (creditor) and (iii) as to each Receivable that finances the cost of an extended service contract, the respective Financed Vehicle which secures the Receivable is covered by an extended service contract.

     (b) To the extent applicable, the Servicer shall not take any action which would result in noncoverage under any of the insurance policies referred to in Section 3.4(a) which, but for the actions of the Servicer, would have been covered thereunder. The Servicer, on behalf of the Trustee, shall take such reasonable action as shall be necessary to permit recovery under any of the foregoing insurance policies. Any amounts collected by the Servicer under any of the foregoing insurance policies shall be deposited in the Collection Account pursuant to Section 4.2. The Servicer shall cause to be maintained in respect of each Financed Vehicle the insurance or insurance reserves referred to in Section 3.4(a) (i) above.

     SECTION 3.5. Maintenance of Security Interests in Financed Vehicles. (a) Consistent with the policies and procedures required by this Agreement, the Servicer shall take such steps as are necessary to maintain perfection of the security interest created by each Receivable in the related Financed Vehicle including but not limited to obtaining the execution by the Obligors and the recording, registering, filing, re-recording, re-registering and refiling of all security agreements, financing statements and continuation statements or instruments as are necessary to maintain the security interest granted by Obligors under the respective Receivables. The Trustee hereby authorizes the Servicer to take such steps as are necessary to re-perfect or continue the perfection of such security interest on behalf of the Trust in the event of the relocation of a Financed Vehicle or for any other reason.

     (b) Upon the occurrence of an [Enhancement Agreement] Event of Default, the [Credit Enhancer] may (so long as an [Enhancement Default] shall not have occurred and be continuing) instruct the Trustee and the Servicer to take or cause to be taken, or, if an [Enhancement Default] shall have occurred, upon the occurrence of an Event of Default, the Trustee and the Servicer shall take or cause to be taken such action as may, in the opinion of counsel to the Trustee, which opinion shall not be an expense of the Trustee, be necessary to perfect or reperfect the security interests in the Financed Vehicles securing the Receivables in the name of the Trustee on behalf of the Trust by amending the title documents of such Financed Vehicles or by such other reasonable means as may, in the opinion of counsel to the [Credit Enhancer] or the Trustee (as applicable), which opinion shall not be an expense of the Trustee, be necessary or prudent. The Servicer hereby agrees to pay all expenses related to such perfection or reperfection and to take all action necessary therefor. In addition, prior to the occurrence of an [Enhancement Agreement Event of Default], the [Credit Enhancer] may (unless an [Enhancement Default] shall have occurred and be continuing) instruct the Trustee and the Servicer to take or cause to be taken such action as may, in the opinion of counsel to the [Credit Enhancer], be necessary to perfect or reperfect the security interest in the Financed Vehicles securing the Receivables in the name of the Trustee on behalf of the Trust, including by amending the title documents of such Financed Vehicles or by such other reasonable means as may, in the opinion of counsel to the [Credit Enhancer], be necessary or prudent; provided, however, that if the [Credit Enhancer] requests (unless an [Enhancement Default] shall have occurred and be continuing) that the title documents be amended prior to the occurrence of an [Enhancement Agreement Event of Default], the out-of-pocket expenses of the Servicer or the Trustee in connection with such action shall be reimbursed to the Servicer or the Trustee, as applicable, by the [Credit Enhancer].

     SECTION 3.6. Additional Covenants of Servicer. The Servicer shall not release the Financed Vehicle securing each Receivable from the security interest granted by such Receivable in whole or in part except in the event of payment in full by the Obligor thereunder or repossession, nor shall the Servicer impair the rights of the Certificateholders in such Receivables, nor shall the Servicer amend a Receivable, except that extensions may be granted in accordance with
Section 3.2.

     SECTION 3.7. Purchase of Receivables Upon Breach. The Servicer or the Trustee shall inform the other party and the [Credit Enhancer] promptly, in writing, upon the discovery of any breach of Section 3.2, 3.4, 3.5 or 3.6; provided, however, that the failure to give such notice shall not affect any obligation of the Servicer hereunder. Unless the breach shall have been cured by the last day of the second Collection Period following such discovery (or, at the Servicer's election, the last day of the first following Collection Period), the Servicer shall purchase any Receivable materially and adversely affected by such breach. In consideration of the purchase of such Receivable, the Servicer shall remit the Purchase Amount in the manner specified in Section 4.5. The sole remedy of the Trustee, the Trust, the [Credit Enhancer] or the Certificateholders with respect to a breach of Section 3.2, 3.4, 3.5 or 3.6 shall be to require the Servicer to repurchase Receivables pursuant to this
Section 3.7; provided, however, that the Servicer shall indemnify the Trustee, [the Standby Servicer], the [Collateral Agent], the [Credit Enhancer], the Trust and the Certificateholders against all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel, which may be asserted against or incurred by any of them as a result of third party claims arising out of the events or facts giving rise to such breach. If it is determined that the management, administration and servicing of the Receivables and operation of the Trust pursuant to this Agreement constitutes a violation of the prohibited transaction rules of ERISA or the Code to which no statutory exception or administrative exemption applies, such violation shall not be treated as a breach of Sections 3.2, 3.4, 3.5 or 3.6 if not otherwise such a breach.

     SECTION 3.8. Servicing Fee. The Servicing Fee for the initial Distribution Date shall equal the product of (a) one twelfth of the Servicing Rate and (b) the Pool Balance as of the close of business on the Cutoff Date. Thereafter, the Servicing Fee for a Distribution Date shall equal the product of (i) one twelfth of the Servicing Rate and (ii) the Pool Balance as of the last day of the second preceding Collection Period. The Servicing Fee shall also include all late fees, prepayment charges including, in the case of a Rule of 78's Receivable that is prepaid in full, to the extent not required by law to be remitted to the related Obligor, the difference between the Principal Balance of such Rule of 78's Receivable (plus accrued interest to the date of prepayment) and the principal balance of such Receivable computed according to the "Rule of 78's", and other administrative fees or similar charges allowed by applicable law with respect to Receivables, collected (from whatever source) on the Receivables. The Servicing Fee for a Distribution Date shall be reduced by an amount equal to the Aggregate Prepayment Reduction Amount for such Distribution Date.

     SECTION 3.9. Servicer's Certificate. By 10:00 a.m., [     ] time, on each
Determination Date, the Servicer shall deliver to the Trustee, the [Credit Enhancer], the Rating Agencies and the Seller a Servicer's Certificate containing all information necessary to make the distributions pursuant to
Section 4.6 (including, if required, withdrawals from or deposits to the Payahead Account and withdrawals from the Spread Account) for the Collection Period preceding the date of such Servicer's Certificate and all information necessary for the Trustee to send statements to Certificateholders and the [Credit Enhancer] pursuant to Section 4.8. Receivables to be purchased by the Servicer or to be purchased by CPS shall be identified by the Servicer by account number with respect to such Receivable (as specified in Schedule A).

     SECTION 3.10. Annual Statement as to Compliance: Notice of Default. (a) The Servicer shall deliver to the Trustee and the [Credit Enhancer], on or before
July 31 of each year beginning [    ], an Officer's Certificate, dated as of
March 31 of such year, stating that (i) a review of the activities of the Servicer during the preceding 12-month period (or, in the case of the first such
certificate, the period from the Cutoff Date to [      ]) and of its performance
under this Agreement has been made under such officer's supervision and (ii) to the best of such officer's knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement throughout such year (or, in the case of the first such certificate, such shorter period), or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof. The Trustee shall send a copy of such certificate and the report referred to in Section 3.11 to the Rating Agencies. The Trustee shall forward a copy of such certificate as well as the report referred to in Section 3.11 to each Certificateholder.

     (b) The Servicer shall deliver to the Trustee, the [Credit Enhancer] and the Rating Agencies, promptly after having obtained knowledge thereof, but in no event later than [2] Business Days thereafter, written notice in an Officer's Certificate of any event which with the giving of notice or lapse of time, or both, would become an Event of Default under Section 9.1.

     The Seller shall deliver to the Trustee, the [Credit Enhancer] and the Rating Agencies, promptly after having obtained knowledge thereof, but in no event later than [5] Business Days thereafter, written notice in an Officer's Certificate of any event which with the giving of notice or lapse of time, or both, would become an Event of Default under clause (ii) of Section 9.1.

     The Trustee shall deliver to each Certificateholder a copy of each notice delivered to it by the Servicer or the Seller pursuant to this Section 3.10(b).

     SECTION 3.11. Annual Independent Certified Public Accountant's Report. The Servicer shall cause a firm of nationally recognized independent certified public accountants, who may also render other services to the Servicer or to the Seller, to deliver to the Trustee, the Certificateholders and the [Credit
Enhancer] on or before July 31 of each year beginning [   ], a report dated as
of March 31 of such year and reviewing the Servicer's activities during the preceding 12-month period (or, in the case of the first such report, the period
from the Cutoff Date to [     ]), addressed to the Board of Directors of the
Servicer and to the Trustee and the [Credit Enhancer], to the effect that such firm has examined the financial statements of the Servicer and issued its report therefor and that such examination (1) was made in accordance with generally accepted auditing standards, and accordingly included such tests of the accounting records and such other auditing procedures as such firm considered necessary in the circumstances; (2) included tests relating to auto loans serviced for others in accordance with the requirements of the Uniform Single Audit Program for Mortgage Bankers (the "Program"), to the extent the procedures in the Program are applicable to the servicing obligations set forth in this Agreement; (3) included an examination of the delinquency and loss statistics relating to the Servicer's portfolio of automobile and light truck installment sales contracts; and (4) except as described in the report, disclosed no exceptions or errors in the records relating to automobile and light truck loans serviced for others that, in the firm's opinion, paragraph four of the Program requires such firm to report. The accountant's report shall further state that (1) a review in accordance with agreed upon procedures was made of three randomly selected Servicer Certificates; (2) except as disclosed in the report, no exceptions or errors in the Servicer Certificates were found; and (3) the delinquency and loss information, relating to the Receivables contained in the Servicer Certificates were found to be accurate.

     The Report will also indicate that the firm is independent of the Servicer within the meaning of the Code of Professional Ethics of the American Institute of Certified Public Accountants.

     SECTION 3.12. Reserved.

     SECTION 3.13. Servicer Expenses. The Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder, including fees and disbursements of independent accountants, taxes imposed on the Servicer, and expenses incurred in connection with distributions and reports to Certificateholders.

     [SECTION 3.14. Retention and Termination of Servicer. The Servicer hereby covenants and agrees to act as such under this Agreement for an initial term of ninety (90) days, commencing on the Closing Date, which term shall be automatically extended by the [Credit Enhancer] for successive terms of ninety
(90) days each as specified in a writing delivered by the [Credit Enhancer] prior to the expiration of each current term to the Servicer and the Trustee which provides that the Servicer will be automatically extended for a succeeding ninety (90) day term unless an Event of Default shall have occurred and be continuing, in which case [the Credit Enhancer] may extend the Servicer in its sole discretion (or, at the discretion of [the Credit Enhancer] exercised pursuant to revocable written standing instructions from time to time to the Servicer and the Trustee, for any specified number of terms greater than one), until the termination of the Trust. Each such notice (including each notice pursuant to standing instructions, which shall be deemed delivered at successive ninety (90) day intervals for so long as such instructions are in effect) (a "Servicer Extension Notice") shall be delivered by [the Credit Enhancer] to the Trustee and the Servicer. The Servicer hereby agrees that, upon its receipt of any such Servicer Extension Notice, the Servicer shall become bound, for the duration of the term covered by such Servicer Extension Notice, to continue as the Servicer subject to and in accordance with the other provisions of this Agreement. At such time as the Class A Certificates have been paid in full and all outstanding Reimbursement Obligations and other amounts owed to

[the Credit Enhancer] have been paid in full, the term of the Servicer's appointment hereunder shall be deemed to have been extended until the termination of the Trust (unless such appointment is terminated sooner in accordance with the terms of this Agreement).]

     SECTION 3.15. Access to Certain Documentation and Information Regarding Receivables. The Servicer shall provide to representatives of the Trustee, the Certificateholders and the [Credit Enhancer] reasonable access to documentation and computer systems and information regarding the Receivables. The Servicer shall provide such access to any Certificateholder only (i) in such cases where the Servicer is required by applicable statutes or regulations (whether applicable to the Servicer or to such Certificateholder) to permit such Certificateholder to review such materials and (ii) if an [Enhancement Default] shall have occurred and be continuing. In each case, such access shall be afforded without charge but only upon reasonable request and during normal business hours. Nothing in this Section 3.15 shall derogate from the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors, and the failure of the Servicer to provide access as provided in this Section 3.15 as a result of such obligation shall not constitute a breach of this Section 3.15.

     SECTION 3.16. Verification of Servicer's Certificate. (a) On or before the fifth calendar day of each month, the Servicer will deliver to the Trustee and [the Standby Servicer] a computer diskette (or other electronic transmission) in a format acceptable to the Trustee and [the Standby Servicer] containing information with respect to the Receivables as of the close of business on the last day of the preceding Collection Period which information is necessary for preparation of the Servicer's Certificate. [The Standby Servicer] shall use such computer diskette (or other electronic transmission) to verify certain information specified in Section 3.16(b) contained in the Servicer's Certificate delivered by the Servicer, and [the Standby Servicer] shall notify the Servicer and the [Credit Enhancer] of any discrepancies on or before the second Business Day following the Determination Date. In the event that [the Standby Servicer] reports any discrepancies, the Servicer and [the Standby Servicer] shall attempt to reconcile such discrepancies prior to the second Business Day prior to the related Distribution Date, but in the absence of a reconciliation, the Servicer's Certificate shall control for the purpose of calculations and distributions with respect to the related Distribution Date. In the event that [the Standby Servicer] and the Servicer are unable to reconcile discrepancies with respect to a Servicer's Certificate by the related Distribution Date, the Servicer shall cause a firm of independent certified public accountants, at the Servicer's expense, to audit the Servicer's Certificate and, prior to the fifth calendar day of the following month, reconcile the discrepancies. The effect, if any, of such reconciliation shall be reflected in the Servicer's Certificate for such next succeeding Determination Date. Other than the duties specifically set forth in this Agreement, [the Standby Servicer] shall have no obligations hereunder, including, without limitation, to supervise, verify, monitor or administer the performance of the Servicer. [The Standby Servicer] shall have no liability for any actions taken or omitted by the Servicer. The duties and obligations of [the Standby Servicer] shall be determined solely by the express provisions of this Agreement and no implied covenants or obligations shall be read into this Agreement against [the Standby Servicer].

     (b) [the Standby Servicer] shall review each Servicer's Certificate delivered pursuant to Section 3.16(a) and shall:

               (i) confirm that such Servicer's Certificate is complete on its face;

               (ii) load the computer diskette (which shall be in a format acceptable to [the Standby Servicer]) received from the Servicer pursuant to Section 3.16(a) hereof, confirm that such computer diskette is in a readable form and calculate and confirm the Principal Balance of each Receivable for the most recent Distribution Date;

               (iii) confirm that the Total Distribution Amount, the Class A Distributable Amount, the Class A Principal Distributable Amount, the Class A Interest Distributable Amount, the Class B Distributable Amount, the Class B Interest Distributable Amount, the Class B Principal Distributable Amount, the [Standby Fee], the Servicing Fee, the Trustee Fee and the amount on deposit in the Spread Account in the Servicer's Certificate are accurate based solely on the recalculation of the Servicer's Certificate; and

               (iv) confirm the calculation of the performance tests set forth in the Spread Account Agreement.

     SECTION 3.17. Fidelity Bond. The Servicer shall maintain a fidelity bond in such form and amount as is customary for entities acting as custodian of funds and documents in respect of consumer contracts on behalf of institutional investors.

     SECTION 3.18. Delegation of Duties. The Servicer may at any time delegate duties under this Agreement to sub-contractors who are in the business of servicing automotive receivables with the prior written consent of the controlling party as determined pursuant to Section 12.11 and (unless an [Enhancement Agreement Event of
Default] shall have occurred and be continuing or [      ] shall then be the
Servicer) the Holders of Class B Certificates evidencing at least [ ]% of the Class B Certificate Balance; provided, however, that no such delegation or sub-contracting of duties by the Servicer shall relieve the Servicer of its responsibility with respect to such duties; and provided further, that the consent of the Holders of the requisite percentage of the Class B Certificate Balance shall not be unreasonably withheld or delayed and shall be deemed to have been given unless, on or before the Objection Date, the Trustee shall have received Objection Notices from Holders of Class B Certificates representing more than [ ]% of the Class B Certificate Balance. Upon written request of the Servicer, the Trustee shall deliver to each Class B Certificateholder of record as of the most recent Record Date a notice (a "Delegation Notice") prepared by the Servicer (i) specifying the duties the Servicer proposes to delegate, (ii) identifying the sub-contractor to whom it proposes to delegate such duties and
(iii) informing such Class B Certificateholder that if it wishes to object to the proposed delegation of duties, it must deliver a written notice of objection (specifying in reasonable detail the reasons for its objection; such notice of objection an "Objection Notice") on or before the date specified in such Delegation Notice (the "Objection Date"), which Objection Date shall be a date which is not more than [10] Business Days after the date the Servicer delivers such Delegation Notice to the Trustee.


                                   ARTICLE IV

                         Distributions, Spread Account;
                        Statements to Certificateholders

     SECTION 4.1. Accounts; Post-Office Box. (a) The Trustee shall establish the Lock-Box Account in the name of the Trustee for the benefit of the Certificateholders, provided that pursuant to the Lock-Box Agreement, the Lock-Box Processor and no other person, save the Trustee, has authority to direct disposition of funds on deposit in the Lock-Box Account consistent with the provisions of this Agreement and the Lock-Box Agreement. The Trustee shall have no liability or responsibility with respect to the Lock-Box Processor's directions or activities as set forth in the preceding sentence. The Lock-Box Account shall be established pursuant to and maintained in accordance with the Lock-Box Agreement and shall be a demand deposit account initially established and maintained with Bank of America, or at the request of the [Credit Enhancer] (unless an [Enhancement Default] shall have occurred and be continuing) an Eligible Account satisfying clause (i) of the definition thereof; provided, however, that the Trustee shall give the Servicer prior written notice of any change made at the request of the [Credit Enhancer] in the location of the Lock-Box Account. The Trustee shall establish and maintain the Post-Office Box at a United States Post Office Branch in the name of the Trustee for the benefit of the Certificateholders and the [Credit Enhancer].

     In the event the Servicer shall for any reason no longer be acting as such, [the Standby Servicer] or a successor Servicer shall thereupon assume all of the rights and obligations of the outgoing Servicer under the Lock-Box Agreement. In such event, the successor Servicer shall be deemed to have assumed all of the outgoing Servicer's interest therein and to have replaced the outgoing Servicer as a party to the Lock-Box Agreement to the same extent as if such Lock-Box Agreement had been assigned to the successor Servicer, except that the outgoing Servicer shall not thereby be relieved of any liability or obligations on the part of the outgoing Servicer to the Lock-Box Bank under such Lock-Box Agreement. The outgoing Servicer shall, upon request of the Trustee, but at the expense of the outgoing Servicer, deliver to the successor Servicer all documents and records relating to the Lock-Box Agreement and an accounting of amounts collected and held by the Lock-Box Bank and otherwise use its best efforts to effect the orderly and efficient transfer of any Lock-Box Agreement to the successor Servicer. In the event that the [Credit Enhancer] (so long as an [Enhancement Default] shall not have occurred and be continuing) or Holders of Certificates evidencing more than [ ]% of the Class A Certificate Balance (if an [Enhancement Default] shall have occurred and be continuing) shall elect to change the identity of the Lock-Box Bank, the Servicer, at its expense, shall cause the Lock-Box Bank to deliver, at the direction of the [Credit Enhancer] (so long as an [Enhancement Default] shall not have occurred and be continuing) or Holders of Certificates evidencing more than [ ]% of the Class A Certificate Balance (if an [Enhancement Default] shall have occurred and be continuing) to the Trustee or a successor Lock-Box Bank, all documents and records relating to the Receivables and all amounts held (or thereafter received) by the Lock-Box Bank (together with an accounting of such amounts) and shall otherwise use its best efforts to effect the orderly and efficient transfer of the lock-box arrangements.

     In addition, the Trustee shall establish, with itself, the Collection Account, [the Credit Enhancement Account], and the Certificate Account in the name of the Trustee for the benefit of the Certificateholders. In addition, the Trustee shall establish with itself the Payahead Account in the name of the Trustee for the benefit of Obligors of Rule of 78's Receivables who make payments thereon in excess of Scheduled Payments and applicable late fees and for the benefit, to the extent of earnings on investments of funds in the Payahead Account, of the Certificateholders. The Payahead Account shall not be included in the Trust. The Collection Account, [the Credit Enhancement Account], the Certificate Account and the Payahead Account shall be Eligible Accounts initially established with the Trustee; provided, however, if any of such accounts shall cease to be an Eligible Account, the Servicer, with the consent of the [Credit Enhancer], within 5 Business Days shall, cause such accounts to be moved to an institution so that such account meets the definition of Eligible Account. The Servicer shall promptly notify the Rating Agencies of any change in the location of any of the aforementioned accounts.

     All amounts held in the Collection Account and the Payahead Account shall be invested by the Trustee at the written direction of the Servicer in Eligible Investments in the name of the Trustee as trustee of the Trust and shall mature no later than one Business Day immediately preceding the Distribution Date next succeeding the date of such investment. Such written direction shall certify that any such investment is authorized by this Section. No investment may be sold prior to its maturity. Amounts in [the Credit Enhancement Account] and the Certificate Account shall not be invested. The amount of earnings on investments of funds in the Collection and Payahead Accounts during the Collection Period related to each Distribution Date shall be deposited into the Certificate Account, on each Distribution Date, and shall be available for distribution pursuant to Section 4.6(c).

     (b) The Trustee shall on or prior to each Distribution Date (and prior to the transfer from the Collection Account to the Certificate Account described in Section 4.6(a)) transfer from the Collection Account to the Payahead Account all Payaheads as described in Section 4.3 received by the Servicer during the Collection Period.

     SECTION 4.2. Collections. On each Business Day, pursuant to the Lock-Box Agreement, the Lock-Box Processor will transfer any payments from Obligors received in the Post-Office Box to the Lock-Box Account. Within [two] Business Days of receipt of funds into the Lock-Box Account, the Servicer shall cause the Lock-Box Bank to transfer funds from the Lock-Box Account to the Collection Account. In addition, the Servicer shall remit all payments by or on behalf of the Obligors received by the Servicer with respect to the Receivables (other than Purchased Receivables), and all Liquidation Proceeds no later than the Business Day following receipt directly (without deposit into any intervening account) into the Lock-Box Account or the Collection Account.

     SECTION 4.3. Application of Collections. All collections for each Collection Period shall be applied by the Servicer as follows:

     With respect to each Receivable (other than a Purchased Receivable), payments by or on behalf of the Obligor shall be applied, in the case of a Rule of 78's Receivable, first, to the Scheduled Payment of such Rule of 78's Receivable and, second, to any late fees accrued with respect to such Rule of 78's Receivable and, in the case of a Simple Interest Receivable, to interest and principal in accordance with the Simple Interest Method. With respect to any Rule of 78's Receivable, any remaining excess shall be added to the Payahead Balance, and shall be applied to prepay the Rule of 78's Receivable, but only if the sum of such excess and the previous Payahead Balance shall be sufficient to prepay the Rule of 78's Receivable in full. Otherwise, any such remaining excess payments with respect to a Rule of 78's Receivable shall constitute a Payahead, and shall increase the Payahead Balance.

     SECTION 4.4. Payaheads. As of the close of business on the last day of each Collection Period, if the payments by or on behalf of the Obligor on a Rule of 78's Receivable (other than a Purchased Receivable) shall be less than the Scheduled Payment and accrued late fees with respect to such Receivable, the Payahead Balance of an Obligor shall be applied by the Servicer to the extent of the shortfall and such Payahead Balance shall be reduced accordingly.

     SECTION 4.5. Additional Deposits. The Servicer or CPS, as the case may be, shall deposit or cause to be deposited in the Collection Account the aggregate Purchase Amount with respect to Purchased Receivables and the Servicer shall deposit therein all amounts to be paid under Section 11.2. All such deposits shall be made, in immediately available funds, on the Business Day preceding the Determination Date. On or before the third Business Day preceding each Distribution Date, the Trustee shall remit to the Collection Account any amounts delivered to the Trustee by the [Collateral Agent] pursuant to Section 4.7.

     SECTION 4.6. Distributions; [Credit Enhancement Claims]. (a) On each Distribution Date, the Trustee shall cause to be made the following transfers and distributions based solely on the amounts set forth in the Servicer's Certificate for the related Distribution Date:

               (i) From the Collection Account to the Certificate Account, in immediately available funds, those funds that were deposited in the Collection Account, plus earnings on investments of funds in the Collection Account pursuant to Section 4.1(a), for the Collection Period related to such Distribution Date.

               (ii) From the Payahead Account, to the Certificate Account, in immediately available funds, the aggregate previous Payaheads to be applied to Scheduled Payments on Rule of 78's Receivables or prepayments for the related Collection Period pursuant to Sections 4.3 and 4.4, plus earnings on investments of funds in the Payahead Account, for the related Collection Period, pursuant to
          Section 4.1 (a).

     (b) Prior to each Distribution Date, the Servicer shall on the related Determination Date calculate the Total Distribution Amount, the Class A Distributable Amount, the Class A Interest Distributable Amount, the Class A Principal Distributable Amount, the Class B Interest Distributable Amount and the Class B Principal Distributable Amount, and, based on the Total Distribution Amount, and the other distributions to be made on such Distribution Date, determine the amount distributable to the Certificateholders of each class.

     (c) On each Distribution Date, the Trustee (based on the information contained in the Servicer's Certificate delivered on the related Determination Date pursuant to Section 3.9) shall, subject to subsection (d) hereof, make the following distributions in the following order of priority:

               [(i) to the Servicer, from the Total Distribution Amount, any amount deposited into the Collection Account pursuant to Section 4.7(a), and any amount deposited into the Collection Account pursuant to Section 4.11(i) in respect of Servicing Fees, the Servicing Fee and all unpaid Servicing Fees from prior Collection Periods; provided,
          however, that as long as CPS is the Servicer and [        ], is [the
          Standby Servicer], the Trustee shall first pay to [the Standby Servicer] out of the Servicing Fee otherwise payable to CPS an amount equal to the [Standby Fee];

               (ii) in the event [the Standby Servicer] becomes the successor Servicer, to [the Standby Servicer], from the Total Distribution Amount (as such Total Distribution Amount has been reduced by payments pursuant to clause (i) above) and any amount deposited into the Collection Account pursuant to Section 4.7(a), to the extent not previously paid by the predecessor Servicer pursuant to Section 9.2, reasonable transition expenses (up to a maximum of $[ ]) incurred in acting as successor Servicer;

               (iii) to the Trustee, from the Total Distribution Amount (as such Total Distribution Amount has been reduced by payments pursuant to clauses (i) and (ii) above), any amount deposited into the Collection Account pursuant to Section 4.7(a), and any amount deposited into the Collection Account pursuant to Section 4.11(i) in respect of Trustee Fees and reasonable out-of-pocket expenses of the Trustee, the Trustee Fee and all reasonable out-of-pocket expenses (including counsel fees and expenses) and all unpaid Trustee Fees and all unpaid reasonable out-of-pocket expenses (including counsel fees and expenses) from prior Collection Periods; provided, however, that unless an Event of Default shall have occurred and be continuing, expenses payable to the Trustee pursuant to this clause (iii) and expenses payable to the [Collateral Agent] pursuant to clause (iv)
          below, shall be limited to $[      ] per annum;

               (iv) to the [Collateral Agent], from the Total Distribution Amount (as such Total Distribution Amount has been reduced by payments pursuant to clauses (i) through (iii) above), any amount deposited into the Collection Account pursuant to Section 4.7(a), and any amount deposited into the Collection Account pursuant to Section 4.11(i) in respect of fees and expenses of the [Collateral Agent], all fees and expenses payable to the [Collateral Agent] with respect to such Distribution Date pursuant to the Spread Account Agreement;

               (v) to the Class A Certificateholders, from the Total Distribution Amount (as such Total Distribution Amount has been reduced by payments pursuant to clauses (i) through (iv) above) and any amount deposited into the Collection Account pursuant to Section 4.7(a) and 4.11(iii), an amount equal to the sum of the Class A Interest Distributable Amount and any Class A Interest Carryover Shortfall as of the close of the preceding Distribution Date;

               (vi) to the Class B Certificateholders, from the Total Distribution Amount (as such Total Distribution Amount has been reduced by payments pursuant to clauses (i) through (v) above) and any amount deposited into the Collection Account pursuant to Sections 4.7(c) and (d), an amount equal to the sum of the Class B Interest Distributable Amount and any Class B Interest Carryover Shortfall as of the close of the preceding Distribution Date;

               (vii) to the Class A Certificateholders, from the Total Distribution Amount (as such Total Distribution Amount has been reduced by payments pursuant to clauses (i) through (vi) above), any amount deposited into the Collection Account pursuant to Section 4.7(a), and any amount deposited into the Collection Account pursuant to Section 4.11(ii) or (iii), an amount equal to the sum of the Class A Principal Distributable Amount and any Class A Principal Carryover Shortfall as of the close of the preceding Distribution Date with respect to each Distribution Date;

               (viii) to the [Credit Enhancer], from the Total Distribution Amount (as such Total Distribution Amount has been reduced by payments made pursuant to clauses (i) through (vii) above), and any amount deposited into the Collection Account pursuant to Section 4.7(a), an amount equal to the Reimbursement Obligations;

               (ix) to any successor Servicer, from the Total Distribution Amount (as such Total Distribution Amount has been reduced by payments pursuant to clauses (i) through (viii) above) and any amount deposited into the Collection Account pursuant to Section 4.7(a), to the extent not previously paid by the predecessor Servicer pursuant to Section 9.2, or in the case of [the Standby Servicer], pursuant to clause (ii)
          above, reasonable transition expenses (up to a maximum of $[        ])
          incurred in acting as successor Servicer;

               (x) to the Class B Certificateholders, from the Total Distribution Amount (as such Total Distribution Amount has been reduced by payments pursuant to clauses (i) through (ix) above) and any amount deposited into the Collection Account pursuant to Sections 4.7(c) and (d), an amount equal to the sum of the Class B Principal Distributable Amount and any Class B Principal Carryover Shortfall as of the close of the preceding Distribution Date; and

               (xi) to the [Collateral Agent], for deposit into the Spread Account, the remaining Total Distribution Amount, if any.]

     (d) The rights of the Class B Certificateholders to receive distributions in respect of the Class B Certificates pursuant to Section 4.6(c)(vi) on a Distribution Date shall be and hereby are subordinated to the payment of the amounts distributable pursuant to Sections 4.6(c)(i) through (v) except to the extent of monies deposited in the Collection Account from [the Reserve Fund] pursuant to Section 4.7(d) hereof and [the Reserve Fund Agreement]. The rights of the Class B Certificateholders to receive distributions in respect of the Class B Certificates pursuant to Section 4.6(c)(x) on a Distribution Date shall be and hereby are subordinated to the payment of the amounts distributable pursuant to Sections 4.6(c)(i) through (ix) except to the extent of monies deposited in the Collection Account from [the Reserve Fund] pursuant to Section 4.7(d) hereof and [the Reserve Fund Agreement]. At such time as the Class A Certificates are paid in full and the [Credit Enhancer] has received payment in full for all outstanding Reimbursement Obligations and any other amounts owed to the [Credit Enhancer], the Class B Certificateholders shall be entitled to exercise all rights granted to the Class A Certificateholders under this

Agreement to the extent that the exercise of such rights does not conflict with the provisions of the Spread Account Agreement. In no event shall the Class A Certificateholders be entitled to any amounts deposited in the Collection Account pursuant to Section 4.7(d) hereof and [the Reserve Fund Agreement].

     (e) [mechanics for drawing on [the Credit Enhancement]]

     (f) Subject to Section 11.1 respecting the final payment upon retirement of each Certificate, the Servicer shall on each Distribution Date instruct the Trustee to distribute to each Certificateholder of record on the preceding Record Date either by wire transfer, in immediately available funds to the account of such Holder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided to the Trustee appropriate instructions prior to the Record Date for such Distribution Date and such Holder's Certificates in the aggregate evidence an original principal balance of at least $[1,000,000], or, if not, by check mailed to such Certificateholder at the address of such Holder appearing in the Certificate Register, the amounts to be distributed to such Certificateholder pursuant to such Holder's Certificates.

     [SECTION 4.7. Withdrawals from [Spread Account] and [Reserve Fund]. (a) In the event that the Servicer's Certificate with respect to any Determination Date shall state that the Total Distribution Amount with respect to such Determination Date is insufficient (taking into account the application of the Total Distribution Amount to the payment required to be made on the related Distribution Date pursuant to Section 4.6(c)(vi)) to make the payments required to be made on the related Distribution Date pursuant to Section 4.6(c)(i), (ii),
(iii), (iv), (v), (vii), (viii) or (ix) (such deficiency being a "Deficiency
Claim Amount"), then on the [       ] Business Day immediately preceding the
related Distribution Date, the Trustee shall deliver to the [Collateral Agent], [the Credit Enhancer], and the Servicer, by hand delivery, telex or facsimile transmission, a written notice (a "Deficiency Notice") specifying the Deficiency Claim Amount for such Distribution Date. Such Deficiency Notice shall direct the [Collateral Agent] to remit such Deficiency Claim Amount (to the extent of the funds available to be distributed pursuant to [the Spread Account Agreement]) to the Trustee for deposit in the Collection Account and distribution pursuant to Sections 4.6(c)(i), (ii), (iii), (iv), (v), (vii), (viii) and/or (ix), as applicable.

     (b)  Any Deficiency Notice shall be delivered by [       ], on the [      ]
 Business Day preceding such Distribution Date. The amounts distributed by the [Collateral Agent] to the Trustee pursuant to a Deficiency Notice shall be deposited by the Trustee into the Collection Account pursuant to Section 4.5.

      (c) In the event that the Servicer's Certificate with respect to any Determination Date shall state that the Total Distribution Amount with respect to such Determination Date is insufficient to make the payments required to be made on the related Distribution Date pursuant to Section 4.6(c)(vi) or (x) (such deficiency being a "Class B Deficiency"), then on the [ ] Business Day immediately preceding the related Distribution Date, the Trustee shall deliver to the [Collateral Agent] and the Servicer, by hand delivery, telex or facsimile transmission, a written notice specifying the amount of the Class B Deficiency for such Distribution Date. Such notice shall direct the [Collateral Agent] to remit to the Trustee an amount equal to such Class B Deficiency (but only to the extent that, pursuant to the Spread Account Agreement, funds are required to be released from [the Spread Account] to the Seller on the related Distribution
Date) for deposit into the Collection Account and distribution pursuant to
Section 4.6(c)(vi) and/or Section 4.6(c)(x), as applicable, and any funds so remitted to the Trustee shall be deemed to have been released to the Seller and paid to the Trustee at the direction of the Seller.

     (d) In the event that there are insufficient funds to cure any Class B Deficiency pursuant to subsection (c) above, the [Collateral Agent] shall instruct the [Reserve Fund Collateral Agent] to withdraw an amount up to the remaining Class B Deficiency from [the Reserve Fund] in accordance with the terms of the [Reserve Fund Agreement] for deposit in the Collection Account and distribution pursuant to Sections 4.6(c)(vi) and (x), as applicable.]

      SECTION 4.8. Statements to Certificateholders; Tax Returns. (a) With each distribution from the Certificate Account to the Certificateholders made on a Distribution Date, the Servicer shall provide to the [Credit Enhancer] and to the Trustee for the Trustee to forward to each Certificateholder of record a statement (prepared by the Servicer) substantially in the form of Exhibit D hereto setting forth at least the following information as to the Certificates to the extent applicable:

          (i) the amount of such distribution allocable to principal of the Class A Certificates and the Class B Certificates, respectively;

          (ii) the amount of such distribution allocable to interest on the Class A Certificates and the Class B Certificates, respectively;

          (iii) the Pool Balance, the Class A Pool Factor and the Class B Pool Factor as of the close of business on the last day of the preceding Collection Period;

          (iv) the Class A Certificate Balance and the Class B Certificate Balance as of the close of business on the last day of the preceding Collection Period, after giving effect to payments allocated to principal reported under (i) above;

          (v) the amount of the Servicing Fee (inclusive of the [Standby Fee] paid to [the Standby Servicer]) paid to the Servicer with respect to the related Collection Period, the Class A Percentage of the Servicing Fee (inclusive of the [Standby Fee]), the Class B Percentage of the Servicing Fee (inclusive of the [Standby Fee]) and the amount of any unpaid Servicing Fees (inclusive of the [Standby Fee]) and the change in such amount from that of the prior Distribution Date;

          (vi) the amount of the Class A Interest Carryover Shortfall, if applicable, on such Distribution Date and the Class A Principal Carryover Shortfall, if applicable, on such Distribution Date, and the change in such amounts from the prior Distribution Date;

          (vii) the amount of the Class B Interest Carryover Shortfall, if applicable, on such Distribution Date and the amount of the Class B Principal Carryover Shortfall, if applicable, on such Distribution Date, and the change in such amounts from the prior Distribution Date;

          (viii) the amount paid, if any, to Class A Certificateholders from funds received under [the Credit Enhancement] for such Distribution Date;

          (ix) the amount distributable to the [Credit Enhancer] on such Distribution Date;

          (x) the aggregate amount in the Payahead Account, the [Spread Account] and [the Reserve Fund] and the change in such amount from the preceding Distribution Date;

          (xi) the number of Receivables and the aggregate gross amount scheduled to be paid thereon, including unearned finance and other charges, for which the related Obligors are delinquent in making scheduled payments between [31 and 59 days and 60] days or more;

          (xii) the number and the aggregate Purchase Amount of Receivables that became Purchased Receivables during the related Collection Period and summary information as to losses and delinquencies with respect to the Receivables; and

          (xiii) the cumulative amount of Liquidated Receivables net, of Recoveries, since the Cutoff Date to the last day of the related Collection Period.

Each amount set forth pursuant to subclauses (i), (ii), (v) and (vi) above shall be expressed as a dollar amount per $1,000 of original principal balance of a Certificate.

          (b) Within thirty days after the end of each calendar year, the Trustee shall, provided it has received the necessary information from the Servicer, furnish to each Person who at any time during such calendar year was a Certificateholder of record and received any payment thereon (a) a report (prepared by the Servicer) as to the aggregate of amounts reported pursuant to
(i), (ii) and (v) of this Section 4.8 for such calendar year or applicable portion thereof during which such person was a Certificateholder, and (b) such information as may be reasonably requested by the Certificateholders or required by the Internal Revenue Code and regulations thereunder, to enable such Holders to prepare their Federal and State income tax returns. The obligation of the Trustee set forth in this paragraph shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Servicer pursuant to any requirements of the Code.

          (c) The Servicer, at its own expense, shall cause a firm of nationally recognized accountants to prepare any tax returns required to be filed by the Trust, and the Trustee shall execute and file such returns if requested to do so by the Servicer. The Trustee upon request, will furnish the Servicer with all such information known to the Trustee as may be reasonably required in connection with the preparation of all tax returns of the Trust.

          [SECTION 4.9. Credit Enhancement; Subrogation. (a) The Trustee shall keep a complete and accurate record of the amount of payments made under [the Credit Enhancement] in reduction of the Class A Certificate Balance and in payment of the Class A Interest Distributable Amount and Class A Principal Distributable Amount pursuant to [the Credit Enhancement]. The [Credit Enhancer] shall have the right to inspect such records at reasonable times upon one Business Day's prior notice to the Trustee.

          (b) Subject to and conditioned upon payment of any interest or principal with respect to the Class A Certificates by or on behalf of the [Credit Enhancer], the Trustee on behalf of the Class A Certificateholders shall assign, and the Class A Certificateholders, by reason of their acquisition and holding of the Class A Certificates, are hereby deemed to have assigned to the [Credit Enhancer] all rights to the payment of the Class A Interest Distributable Amount and Class A Principal Distributable

Amount which are then due for payment to the extent of all payments made by the [Credit Enhancer]. The [Credit Enhancer] (for so long as no [Enhancement Default] shall have occurred and be continuing) may exercise any option, vote, right, power or the like with respect to the Class A Certificates to the extent it has made a principal payment pursuant under [the Credit Enhancement]. The Trustee and the Class A Certificateholders, by reason of their acquisition and holding of the Class A Certificates, agree that the [Credit Enhancer] shall be subrogated to all of the rights to payment of the Class A Certificateholders or in relation thereto to the extent that any payment of principal or interest was made to such Class A Certificateholders with payments made under [the Credit Enhancement] by the [Credit Enhancer] in accordance with the provisions hereof.]

          SECTION 4.10. Reliance on Information from the Servicer. Notwithstanding anything to the contrary contained in this Agreement, all distributions from any of the accounts described in this Article IV and any transfer of amounts between such accounts shall be made by the Trustee in reliance on information provided to the Trustee by the Servicer in writing, whether by way of a Servicer's Certificate or otherwise.

          SECTION 4.11. Reserved.

                                    ARTICLE V

                                    Reserved.


                                   ARTICLE VI

                                The Certificates

          SECTION 6.1. The Certificates. The Trustee shall, upon written order or request signed in the name of the Seller by one of its officers authorized to do so and delivered to an Authorized Officer of the Trustee, execute on behalf of the Trust, authenticate and deliver the Certificates to or upon the order of the Seller in the aggregate principal amount and denominations as set forth in such written order or request. Each of the Class A Certificates and Class B Certificates shall be issuable in minimum denominations of $1,000 and integral multiples thereof; provided , however, that one Class A Certificate and one Class B Certificate respectively, may be issued in a denomination that represents the residual amount of the Original Class A Principal Balance and the original Class B Principal Balance, respectively (each, a "Residual Certificate"). Upon initial issuance, the Class A Certificates and the Class B Certificates shall be substantially in the form of Exhibit A and

Exhibit B, respectively, in an aggregate amount equal to the Original Class A Principal Balance and the Original Class B Principal Balance, respectively. The Certificates shall be executed by the Trustee on behalf of the Trust by manual or facsimile signature of an Authorized Officer of the Trustee under the Trustee's seal imprinted thereon. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Trust, notwithstanding that such individuals shall have ceased to be so authorized prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificates.

          [SECTION 6.2A. Appointment of Paying Agent. The Trustee may act as or appoint one or more paying agents (each, a "Paying Agent"). The Paying Agent shall make distributions to Certificateholders from amounts delivered by the Trustee to the Paying Agent from amounts on deposit in the Certificate Account pursuant to Article IV. Either the Trustee or the [Credit Enhancer] may remove the Paying Agent if such Person determines in its sole discretion that the Paying Agent shall have failed to perform its obligations under this Agreement in any material respect. The Paying Agent shall initially be the Trustee. A co-paying agent may be chosen by the Trustee. Any co-paying agent or any successor Paying Agent shall be permitted to resign as Paying Agent, co-paying agent or successor Paying Agent, as the case may be, upon 30 days' written notice to the Trustee, the Seller and the [Credit Enhancer]. In the event that the Trustee, any co-paying agent or any successor Paying Agent shall no longer be the Paying Agent, co-paying agent or successor Paying Agent, as the case may be, the Trustee, with the [Credit Enhancer]'s reasonable consent, shall appoint a successor to act as Paying Agent or co-paying agent. The Trustee shall cause each Paying Agent and each successor Paying Agent or any additional Paying Agent appointed by the Trustee (other than the Trustee, which hereby agrees) to execute and deliver to the Trustee an instrument in which such Paying Agent, successor Paying Agent or additional Paying Agent shall agree with the Trustee that, as Paying Agent, such Paying Agent, successor Paying Agent or additional Paying Agent will hold all sums, if any, held by it for payment to the Certificateholders in trust for the benefit of the Certificateholders entitled thereto in an Eligible Account (which may be maintained with such Paying Agent) until such sums shall be paid to such Certificateholders and shall promptly notify the Trustee of any default in making such payment. The Paying Agent shall return all unclaimed funds to the Trustee and upon removal of a Paying Agent shall also return all funds in its possession to the Trustee. The provisions of Sections 10.4 and 10.5 shall apply to each Paying Agent in its role as Paying Agent. The fees of any Paying Agent or co-paying agent shall be paid by the Trustee. Each Paying Agent and co-paying agent must be acceptable to the Seller.]

          [SECTION 6.2B. Authenticating Agent. (a) The Trustee may appoint one or more authenticating agents with respect to the Certificates which shall be authorized to act on behalf of the Trustee in authenticating the Certificates in connection with the issuance, delivery, registration of transfer, exchange or repayment of the Certificates (the "Authenticating Agent"). Whenever reference is made in this Agreement to the authentication of Certificates by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent must be acceptable to the Seller and the [Credit Enhancer]. The Trustee is hereby appointed as the initial Authenticating Agent.

          (b) Any institution succeeding to the corporate agency business of an Authenticating Agent shall continue to be an Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee or such Authenticating Agent.

          (c) Any Authenticating Agent may at any time resign by giving written notice of resignation to the Trustee and to the Seller. The Trustee may at any time terminate the agency of an Authenticating Agent by giving notice of termination to such Authenticating Agent and to the Seller. Upon receiving such a notice of resignation or upon such a termination, or in case at any time an Authenticating Agent shall cease to be acceptable to the Trustee or the Seller or the [Credit Enhancer], the Trustee may appoint a successor Authenticating Agent. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless acceptable to the Trustee, the Seller and the [Credit Enhancer].

          [(d) The Trustee agrees to pay to each Authenticating Agent from its own funds from time to time reasonable compensation for its services under this
Section 6.2B.

          (e) The provisions of Sections 10.4 and 10.5 shall be applicable to any Authenticating Agent.

          (f) Pursuant to an appointment made under this Section 6.2B, the Certificates may have endorsed thereon, in lieu of the Trustee's certificate of authentication, an alternate certificate of authentication in substantially the following form:

          This is one of the Certificates described in the Pooling and Servicing Agreement.



                                        [                         ]
                                        as Authenticating Agent for the Trustee,



                                        By
                                             Authorized Signatory]]


          SECTION 6.2. Authentication of Certificates. The Trustee shall cause the Certificates to be executed on behalf of the Trust, authenticated, and delivered to or upon the written order of the Seller, signed by its chairman of the board, its president, or any vice president, without further corporate action by the Seller, in authorized denominations, pursuant to this Agreement. No Certificate shall entitle its Holder to any benefit under this Agreement, or shall be valid for any purpose, unless there shall appear on such Certificate a certificate of authentication substantially in the form set forth in Exhibit A or Exhibit B hereto or in Section 6.2B, as the case may be, executed by the Trustee by manual signature; such authentication shall constitute conclusive evidence that such Certificate shall have been duly authenticated and delivered hereunder. All Certificates issued on the Closing Date shall be dated the Closing Date. All Certificates issued upon transfer or exchange thereafter shall be dated the date of their authentication.

          SECTION 6.3. Registration of Transfer and Exchange of Certificates.
(a) The Certificate Registrar shall keep or cause to be kept, at the office or agency maintained pursuant to Section 6.7, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee shall be the initial Certificate Registrar.

          (b) Upon surrender for registration of transfer of any Certificate at the Corporate Trust Office, the Trustee shall execute, authenticate and the Trustee shall deliver, in the name of the designated transferee or transferees, one or more new Certificates in authorized denominations of a like aggregate amount dated the date of authentication. At the option of a Holder, Certificates may be exchanged for other Certificates in authorized denominations of a like aggregate amount upon surrender of the Certificates to be exchanged at the Corporate Trust Office.

          Every Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder or his attorney duly authorized in writing. Each Certificate surrendered for registration of transfer and exchange shall be canceled and subsequently disposed of by the Trustee in accordance with its customary procedures.

          No service charge shall be made for any registration of transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

          SECTION 6.4. Mutilated, Destroyed, Lost or Stolen Certificates. If (a) any mutilated Certificate shall be surrendered to the Certificate Registrar, or if the Certificate Registrar shall receive evidence to its satisfaction of the destruction, loss, or theft of any Certificate and (b) there shall be delivered to the Certificate Registrar, the Trustee and the [Credit Enhancer] such security or indemnity as may be required by them to save each of them harmless, then in the absence of notice that such Certificate shall have been acquired by a bona fide purchaser, the Trustee on behalf of the Trust shall execute, authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and denomination. In connection with the issuance of any new Certificate under this
Section 6.4, the Trustee and the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Certificate issued pursuant to this Section 6.4 shall constitute conclusive evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen, or destroyed Certificate shall be found at any time.

          SECTION 6.5. Persons Deemed Owners. Prior to due presentation of a Certificate for registration of transfer, the Trustee or the Certificate Registrar may treat the Person in whose name any Certificate shall be registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.6 and for all other purposes whatsoever, and neither the Trustee nor the Certificate Registrar shall be bound by any notice to the contrary.

          SECTION 6.6. Access to List of Certificateholders' Names and Addresses. The Trustee shall furnish or cause to be furnished to the Servicer or the [Credit Enhancer], at the expense of the Trust, within 15 days after receipt by the Trustee of a request therefor from the Servicer or the [Credit Enhancer], as the case may be, in writing, a list of the names and addresses of the Certificateholders as of the most recent Record Date. If three or more Class A Certificateholders, or one or more Holders of Class A Certificates evidencing not less than [ ]% of the Class A Certificate Balance apply in writing to the Trustee, and such application states that the applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and such application shall be accompanied by a copy of the communication that such applicants propose to transmit, then the Trustee shall, within [five] Business Days after the receipt for such application, afford such applicants access during normal business hours to the current list of Certificateholders. Each Holder, by receiving and holding a Certificate, shall be deemed to have agreed to hold none of the Servicer, the [Credit Enhancer] or the Trustee accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived.

          SECTION 6.7. Maintenance of Office or Agency. The Trustee shall
maintain in [           ], an office or offices or agency or agencies where
Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Trustee in respect of the Certificates and this Agreement may be served. The Trustee initially designates its office
located at [            ], as its office for such purposes. The Trustee shall
give prompt written notice to the Servicer and to Certificateholders of any change in the location of the Certificate Register or any such office or agency.

          SECTION 6.8. Book-Entry Certificates. The Certificates, upon original issuance (except for the Residual Certificate), will be issued in the form of typewritten Certificates representing the Book-Entry Certificates, to be delivered to The Depository Trust Company, the initial Clearing Agency, by, or on behalf of, the Seller. The Certificates delivered to the Depository Trust Company shall initially be registered on the Certificate Register in the name of CEDE & Co., the nominee of the initial Clearing Agency, and no Certificate Owner will receive a definitive certificate representing such Certificate Owner's interest in the Certificates, except as provided in Section 6.10. Unless and until definitive, fully registered Certificates (the "Definitive Certificates") have been issued to Certificate Owners pursuant to Section 6.10;

               (i) the provisions of this Section 6.8 shall be in full force and effect;

               (ii) the Seller, the Servicer, the Certificate Registrar, and the Trustee may deal with the Clearing Agency for all purposes (including the making of distributions on the Certificates) as the authorized representative of the Certificate Owners;

               (iii) to the extent that the provisions of this Section 6.8 conflict with any other provisions of this Agreement, the provisions of this Section 6.8 shall control;

               (iv) the rights of Certificate Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Certificate Owners and the Clearing Agency and/or the Clearing Agency Participants. Pursuant to the Depository Agreement, unless and until Definitive Certificates are issued pursuant to Section 6.10, the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit distributions of principal and interest on the Certificates to such Clearing Agency Participants; and

               (v) whenever this Agreement requires or permits actions to be taken based upon instructions or directions of Holders of Certificates evidencing a specified percentage of the Class A Principal Balance or Class B Principal Balance, as the case may be, the Clearing Agency shall be deemed to represent such percentage only to the extent that it has received instructions to such effect from Certificate Owners and/or Clearing Agency Participants owning or representing, respectively, such required percentage of the beneficial interest in Certificates and has delivered such instructions to the Trustee.

          SECTION 6.9. Notices to Clearing Agency. Whenever notice or other communication to the Certificateholders is required under this Agreement, other than to the Holder of the Residual Certificate, unless and until Definitive Certificates shall have been issued to Certificate Owners pursuant to Section 6.10, the Trustee and the Servicer shall give all such notices and communications specified herein to be given to Holders of the Certificates to the Clearing Agency.

          SECTION 6.10. Definitive Certificates. If (i) (A) the Seller advises the Trustee in writing that the Clearing Agency is no longer willing or able to properly discharge its responsibilities under the Depository Agreement and (B) the Trustee or the Seller is unable to locate a qualified successor, (ii) the Seller at its option, advises the Trustee in writing that it elects to terminate the book-entry system through the Clearing Agency, or (iii) after the occurrence of an Event of Servicing Termination, Certificate Owners representing beneficial interests aggregating not less than [ ]% of the Clearing Agency through the Clearing Agency Participants in writing that the continuation of a book-entry system through the Clearing Agency is no longer in the best interests of the Certificate Owners, than the Trustee shall notify the Clearing Agency and request that the Clearing Agency notify all Certificate Owners of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners requesting the same. Upon surrender to the Trustee of the Certificates by the Clearing Agency, accompanied by registration instructions from the Clearing Agency for registration, the Trustee shall issue the Definitive Certificates and deliver such Definitive Certificates in accordance with the instructions of the Clearing Agency. Neither the Seller, the Certificate Registrar nor the Trustee shall be liable for any delay in delivery of such instructions andy may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates, the Trustee shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates, the Trustee shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder. The Trustee shall not be liable if the Trustee or the Seller is unable to locate a qualified successor Clearing Agency.


                                   ARTICLE VII

                                   The Seller


          SECTION 7.1. Representations of Seller. The Seller makes the following representations to the [Credit Enhancer] and the Trustee, on which the [Credit Enhancer] relied in executing and delivering [the Credit Enhancement] and on which the Trustee on behalf of itself and the Certificateholders relied in accepting the Receivables in trust and executing and authenticating the Certificates. The representations speak as of the execution and delivery of this Agreement and shall survive the sale of the Receivables to the Trustee.

               (i) Organization and Good Standing. The Seller has been duly
          organized and is validly existing as a [      ] in good standing under
          the laws of [            ], with power and authority to execute,
          deliver and perform its obligations under this Agreement and to own its properties and to conduct its business as such properties shall be currently owned and such business is presently conducted, and had at all relevant times, and shall have, power, authority, and legal right to acquire and own the Receivables.

               (ii) Due Qualification. The Seller is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business shall require such qualifications.

               (iii) Power and Authority. The Seller has the power and authority to execute and deliver this Agreement and to carry out its terms; the Seller has full power and authority to sell and assign the property sold and assigned to and deposited with the Trustee as part of the Trust and has duly authorized such sale and assignment to the Trustee by all necessary corporate action; and the execution, delivery, and performance of this Agreement has been duly authorized by the Seller by all necessary corporate action.

               (iv) Valid Sale; Binding Obligation. This Agreement effects a valid sale, transfer and assignment of the Receivables and the other property conveyed to the Trust pursuant to Section 2.2, enforceable against creditors of and purchasers from the Seller; and this Agreement shall constitute a legal, valid and binding obligation of the Seller enforceable in accordance with its terms.

               (v) No Violation. The execution, delivery and performance by the Seller of this Agreement and the consummation of the transactions contemplated hereby and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time) a default under, the articles of incorporation or by-laws of the Seller, or any indenture, agreement, mortgage, deed of trust, or other instrument to which the Seller is a party or by which it is bound or any of its properties are subject; nor result in the creation or imposition of any lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust, or other instrument (other than this Agreement); nor violate any law, order, rule, or regulation applicable to the Seller of any court or of any Federal or State regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over the Seller or its properties.

               (vi) No Proceedings. There are no proceedings or investigations pending, or to the Seller's best knowledge, threatened, before any court, regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over the Seller or its properties:
          (A) asserting the invalidity of this Agreement or the Certificates,
          (B) seeking to prevent the issuance of the Certificates or the consummation of any of the transactions contemplated by this Agreement, (C) seeking any determination or ruling that might materially and adversely affect the performance by the Seller of its obligations under, or the validity or enforceability of, this Agreement or the Certificates, or
         (D) relating to the Seller and which might adversely affect the Federal or State income, excise, franchise or similar tax attributes of the Certificates.

               (vii) No Consents. No consent, approval, authorization or order of or declaration or filing with any governmental authority is required for the issuance or sale of the Certificates or the consummation of the other transactions contemplated by this Agreement, except such as have been duly made or obtained.

               (viii) The Seller has filed on a timely basis all tax returns required to be filed by it and paid all taxes, to the extent that such taxes have become due.

               (ix) The Seller hereby represents and warrants to the Trustee that the Seller's principal place of business and chief executive office is, and for the four months preceding the date of this
          Agreement has been, located at: [            ].

     SECTION 7.2. Liability of Seller; Indemnities. The Seller shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Seller under this Agreement and the representations made by the Seller in this Agreement. The Seller shall indemnify, defend, and hold harmless the Trustee and [the Standby Servicer] from and against any loss, liability or expense incurred by reason of (a) the Seller's willful misfeasance, bad faith, or negligence in the performance of its duties under this Agreement, or by reason of reckless disregard of its obligations and duties under this Agreement or (b) the Seller's violation of Federal or State securities laws in connection with the sale of the Certificates.

     Indemnification under this Section 7.2 shall include, without limitation, reasonable fees and expenses of counsel and expenses of litigation. If the Seller shall have made any indemnity payments to the Trustee or [the Standby Servicer] pursuant to this Section and the Trustee or [the Standby Servicer] thereafter shall collect any of such amounts from others, the Trustee or [the Standby Servicer] shall repay such amounts to the Seller, without interest.

     SECTION 7.3. Merger or Consolidation of, or Assumption of the Obligations of, Seller. Any Person (a) into which the Seller may be merged or consolidated,
(b) which may result from any merger or consolidation to which the Seller shall be a party, or (c) which may succeed to the properties and assets of the Seller substantially as a whole, which person in any of the foregoing cases executes an agreement of assumption to perform every obligation of the Seller under this Agreement, shall be the successor to the Seller hereunder without the execution or filing of any document or any further act by any of the parties to this Agreement; provided, however, that (i) immediately after giving effect to such transaction, no representation or warranty made pursuant to
Section 2.5 shall have been breached and no Event of Default, and no event that, after notice or lapse of time, or both, would become an Event of Default shall have happened and be continuing, (ii) the Seller shall have delivered to the [Credit Enhancer] and the Trustee an Officer's Certificate and an Opinion of Counsel each stating that such consolidation, merger, or succession and such agreement or assumption comply with this Section 7.3 and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with, (iii) the Seller shall have delivered to the [Credit Enhancer] and the Trustee an Opinion of Counsel either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary fully to preserve and protect the interest of the Trustee in the Receivables, and reciting the details of such filings, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest and (iv) immediately after giving effect to such transaction, no [Enhancement Agreement Event of Default] and no event that, after notice or lapse of time, or both, would become an [Enhancement Agreement Event of Default] shall have happened and be continuing. The Seller shall provide notice of any merger, consolidation or succession pursuant to this Section 7.3 to each Rating Agency and shall have received confirmation from each Rating Agency that the then current rating of the Class A Certificates or the Class B Certificates will not be downgraded as a result of such merger, consolidation or succession. Notwithstanding anything herein to the contrary, the execution of the foregoing agreement of assumption and compliance with clause (i), (ii), (iii) or (iv) above shall be conditions to the consummation of the transactions referred to in clause (a), (b) or (c) above.

     SECTION 7.4. Limitation on Liability of Seller and Others. The Seller and any director or officer or employee or agent of the Seller may rely in good faith on the advice of counsel or on any document of any kind, prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Seller shall not be under any obligation to appear in, prosecute, or defend any legal action that shall not be incidental to its obligations under this Agreement, and that in its opinion may involve it in any expense or liability.

     SECTION 7.5. Seller May Own Certificates. The Seller and any Person controlling, controlled by, or under common control

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with the Seller may in its individual or any other capacity become the owner or pledgee of Certificates with the same rights as it would have if it were not the Seller or an affiliate thereof, except as otherwise provided in the definition of "Certificateholder" specified in Section 1.1 and in Section 1.6. Certificates so owned by or pledged to the Seller or such controlling or commonly controlled Person shall have an equal and proportionate benefit under the provisions of this Agreement, without preference, priority, or distinction as among all of the Certificates except as otherwise provided herein or by the definition of Certificateholder.


                                  ARTICLE VIII

                                  The Servicer

     SECTION 8.1. Representations of Servicer. The Servicer makes the following representations to the [Credit Enhancer] and the Trustee, on which the [Credit Enhancer] relies in executing and delivering [the Credit Enhancement], and on which the Trustee on behalf of itself and the Certificateholders relies in accepting the Receivables in trust and executing and authenticating the Certificates. The representations speak as of the execution and delivery of this Agreement and shall survive the sale of the Receivables to the Trustee.

               (i) Organization and Good Standing. The Servicer has been duly organized and is validly existing as a corporation in good standing under the laws of the State of California, with power and authority to own its properties and to conduct its business as such properties shall be currently owned and such business is presently conducted, and had at all relevant times, and shall have, power, authority, and legal right to acquire, own, and service the Receivables.

               (ii) Due Qualification. The Servicer is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business (including the servicing of the Receivables as required by this Agreement) shall require such qualifications.

               (iii) Power and Authority. The Servicer has the power and authority to execute and deliver this Agreement and to carry out its terms; and the execution, delivery, and performance of this Agreement has been duly authorized by the Servicer by all necessary corporate action.


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               (iv) Binding Obligation. This Agreement constitutes a legal, valid and binding obligation of the Servicer enforceable in accordance with its terms.

               (v) No Violation. The execution, delivery and performance by the Servicer of this Agreement and the consummation of the transactions contemplated hereby and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time) a default under, the articles of incorporation or by-laws of the Servicer, or any indenture, agreement, mortgage, deed of trust, or other instrument to which the Servicer is a party or by which it is bound or any of its properties are subject; nor result in the creation or imposition of any lien upon any of its properties pursuant to the terms of any indenture, agreement, mortgage, deed of trust, or other instrument (other than this Agreement); nor violate any law, order, rule, or regulation applicable to the Servicer of any court or of any Federal or State regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over the Servicer or its properties.

               (vi) No Proceedings. There are no proceedings or investigations pending, or to the Servicer's best knowledge, threatened, before any court, regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over the Servicer or its properties: (A) asserting the invalidity of this Agreement or the Certificates, (B) seeking to prevent the issuance of the Certificates or the consummation of any of the transactions contemplated by this Agreement, (C) seeking any determination or ruling that might materially and adversely affect the performance by the Servicer of its obligations under, or the validity or enforceability of, this Agreement or the Certificates, or (D) relating to the Servicer and which might adversely affect the Federal or State income, excise, franchise or similar tax attributes of the Certificates.

               (vii) No Consents. No consent, approval, authorization or order of or declaration or filing with any governmental authority is required for the issuance or sale of the Certificates or the consummation of the other transactions contemplated by this Agreement, except such as have been duly made or obtained.

               (viii) Taxes. The Servicer has filed on a timely basis all tax returns required to be filed by it and paid all taxes, to the extent that such taxes have become due.


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



               (ix) Chief Executive Office. The Servicer hereby represents and warrants to the Trustee that the Servicer's principal place of business and chief executive office is, and for the four months preceding the date of this Agreement has been, located at: 2 Ada, Suite 100, Irvine, California.

          SECTION 8.2. Indemnities of Servicer. (a) The Servicer shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Servicer under this Agreement and the representations made by the Servicer herein.

               (i) The Servicer shall defend, indemnify, and hold harmless the Trustee, [the Standby Servicer], the [Collateral Agent], the Trust, the [Credit Enhancer], the Certificateholders and the Seller, from and against any and all costs, expenses, losses, damages, claims, and liabilities, arising out of or resulting from the use, ownership, or operation by the Servicer or any affiliate thereof of a Financed Vehicle.

               (ii) The Servicer shall indemnify, defend and hold harmless the Trustee, [the Standby Servicer], the [Collateral Agent], the Trust, the [Credit Enhancer] and the Seller from and against any taxes that may at any time be asserted against the Trustee, [the Standby Servicer], the [Collateral Agent], the Trust, the [Credit Enhancer] or the Seller, with respect to the transactions contemplated herein including, without limitation, any sales, gross receipts, general corporation, tangible personal property, privilege, or license taxes and costs and expenses in defending against the same.

               (iii) The Servicer shall indemnify, defend, and hold harmless the Trustee, [the Standby Servicer], the [Collateral Agent], the Seller, the [Credit Enhancer], the Trust and the Certificateholders from and against any and all costs, expenses, losses, claims, damages, and liabilities to the extent that such cost, expense, loss, claim, damage, or liability arose out of, or was imposed upon the Trustee, [the Standby Servicer], the [Collateral Agent], the Seller, the Trust or the Certificateholders through, the negligence, willful misfeasance, or bad faith of the Servicer in the performance of its duties under this Agreement or by reason of reckless disregard of its obligations and duties under this Agreement.

               (iv) The Servicer shall indemnify, defend, and hold harmless the Trustee, [the Standby Servicer] and the [Collateral Agent] from and against all costs, expenses, losses, claims, damages, and liabilities arising out of or incurred in connection with the acceptance or performance of

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



         the trusts and duties herein contained, if any, except to the extent that such cost, expense, loss, claim, damage or liability: (a) shall be due to the willful misfeasance, bad faith, or negligence (except for errors in judgment) of the Trustee, [the Standby Servicer] or [Collateral Agent], as applicable; (b) relates to any tax other than the taxes with respect to which the Servicer shall be required to indemnify the Trustee, [the Standby Servicer] or the [Collateral Agent]; or (c) shall arise from the Trustee's breach of any of its representations or warranties set forth in Section 10.13.

               (v) Notwithstanding the foregoing, the Servicer shall not be obligated to defend, indemnify, and hold harmless any Certificateholder for any losses, claims, damages or liabilities incurred by any Certificateholders arising out of claims, complaints, actions and allegations relating to Section 406 of ERISA or Section 4975 of the Code as a result of the purchase or holding of a Certificate by such Certificateholder with the assets of a plan subject to such provisions of ERISA or the Code or the servicing, management and operation of the Trust.

          (b) For purposes of this Section, in the event of the termination of the rights and obligations of a Servicer (or any successor thereto pursuant to Section 8.3) as Servicer pursuant to Section 9.1, or a resignation by such Servicer pursuant to this Agreement, such Servicer shall be deemed to be the Servicer pending appointment of a successor Servicer pursuant to Section 9.2. The provisions of this Section 8.2(b) shall in no way affect the survival pursuant to Section 8.2(c) of the indemnification by the Servicer provided by
Section 8.2(a).

          (c) Indemnification under this Section 8.2 shall survive the termination of this Agreement and any resignation or removal of CPS as Servicer and shall include reasonable fees and expenses of counsel and expenses of litigation. If the Servicer shall have made any indemnity payments pursuant to this Section and the recipient thereafter collects any of such amounts from others, the recipient shall promptly repay such amounts to the Servicer, without interest.

          SECTION 8.3. Merger or Consolidation of, or Assumption of the Obligations of, Servicer or Standby Servicer. (a) Any Person (a) into which the Servicer may be merged or consolidated, (b) which may result from any merger or consolidation to which the Servicer shall be a party, or (c) which may succeed to the properties and assets of the Servicer substantially as a whole, shall execute an agreement of assumption to perform every obligation of the Servicer hereunder, and whether or not such assumption agreement is executed, shall be the successor to the

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



Servicer under this Agreement without further act on the part of any of the parties to this Agreement; provided, however, that (i) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time, or both, would become an Event of Default shall have happened and be continuing, (ii) the Servicer shall have delivered to the Trustee and the [Credit Enhancer] an Officer's Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section 8.3 and that all conditions precedent provided for in this Agreement relating to such transaction have been complied with, (iii) the Servicer shall have delivered to the Trustee and the [Credit Enhancer] an Opinion of Counsel either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary fully to preserve and protect the interest of the Trustee in the Receivables and reciting the details of such filings, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest and (iv) nothing herein shall be deemed to release the Servicer from any obligation. Notwithstanding anything herein to the contrary, the execution of the foregoing agreement of assumption and compliance with clauses (i), (ii) or
(iii) above shall be conditions to the consummation of the transactions referred to in clause (a), (b) or (c) above.

     (b) Any Person (a) into which [the Standby Servicer] may be merged or consolidated, (b) which may result from any merger or consolidation to which [the Standby Servicer] shall be a party, or (c) which may succeed to the properties and assets of [the Standby Servicer] substantially as a whole, shall execute an agreement of assumption to perform every obligation of the Servicer hereunder, and whether or not such assumption agreement is executed, shall be the successor to [the Standby Servicer] under this Agreement without further act on the part of any of the parties to this Agreement; provided, however, that nothing herein shall be deemed to release [the Standby Servicer] from any obligation.

     SECTION 8.4. Limitation on Liability of Servicer and Others. Neither the Servicer nor any of the directors or officers or employees or agents of the Servicer shall be under any liability to the Trust or the Certificateholders, except as provided under this Agreement, for any action taken or for refraining from the taking of any action pursuant to this Agreement; provided, however, that this provision shall not protect the Servicer or any such person against any liability that would otherwise be imposed by reason of a breach of this Agreement or willful misfeasance, bad faith, or negligence in the performance of duties or by reason of reckless disregard of obligations and duties under this Agreement. The Servicer and

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



any director or officer or employee or agent of the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising under this Agreement.

     Except as provided in this Agreement, the Servicer shall not be under any obligation to appear in, prosecute, or defend any legal action that shall not be incidental to its duties to service the Receivables in accordance with this Agreement, and that in its opinion may involve it in any expense or liability.

     SECTION 8.5. Servicer and Standby Servicer Not to Resign. Subject to the provisions of Section 8.3, neither the Servicer nor [the Standby Servicer] may resign from the obligations and duties hereby imposed on it as Servicer or Standby Servicer, as the case may be, under this Agreement except upon determination that by reason of a change in legal requirements the performance of its duties under this Agreement would cause it to be in violation of such legal requirements in a manner which would result in a material adverse effect on the Servicer or [the Standby Servicer], as the case may be, and the [Credit Enhancer] does not elect to waive the obligations of the Servicer or [the Standby Servicer], as the case may be, to perform the duties which render it legally unable to act or does not elect to delegate those duties to another Person. Notice of any such determination permitting the resignation of the Servicer or [the Standby Servicer], as the case may be, shall be communicated to the Trustee and the [Credit Enhancer] at the earliest practicable time (and, if such communication is not in writing, shall be confirmed in writing at the earliest practicable time) and any such determination shall be evidenced by an Opinion of Counsel to such effect delivered to and satisfactory to the Trustee and the [Credit Enhancer] concurrently with or promptly after such notice. No such resignation of the Servicer shall become effective until a successor servicer shall have assumed the responsibilities and obligations of CPS in accordance with Section 9.2 and [the Servicing Assumption Agreement], if applicable. No such resignation of [the Standby Servicer] shall become effective until an entity acceptable to the [Credit Enhancer] shall have assumed the responsibilities and obligations of [the Standby Servicer]; provided, however, that if no such entity shall have assumed such responsibilities and obligations of [the Standby Servicer] within [60] days of the resignation of [the Standby Servicer], [the Standby Servicer] may petition a court of competent jurisdiction for the appointment of a successor to [the Standby Servicer].



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                                   ARTICLE IX

                                     Default

         SECTION 9.1.  Events of Default.  If any one of the
following events ("Events of Default") shall occur and be continuing:

               (i) Any failure by the Servicer to deliver to the Trustee for distribution to Certificateholders any proceeds or payment required to be so delivered under the terms of the Certificates and this Agreement that shall continue unremedied for a period of [two] Business Days (or, in the case of a payment or deposit to be made no later than a Distribution Date, the failure to make such payment or deposit by such Distribution Date); or the certificate required by Section 3.9, the statement required by Section 3.10, or the report required by Section 3.11 shall not have been delivered within [five (5)] days after the date such certificates or statements or reports, as the case may be, are required to be delivered; or

               (ii) Failure on the part of the Servicer, or the Seller, as the case may be, duly to observe or to perform in any material respect any other covenants or agreements of the Servicer or the Seller (as the case may be) set forth in the Certificates or in this Agreement, which failure shall continue unremedied for a period of [30] days after the date on which written notice of such failure requiring the same to be remedied, shall have been given (1) to the Servicer or the Seller (as the case may be), by the [Credit Enhancer] or the Trustee, or (2) to the Servicer or the Seller, (as the case may be), and to the Trustee and the [Credit Enhancer] by the Holders of Class A Certificates evidencing not less than [ ]% of the Class A Certificate Balance or, after the Class A Certificates have been paid in full and all outstanding Reimbursement Obligations and other amounts due to the [Credit Enhancer] have been paid in full, by the Holders of Class B Certificates evidencing not less than [ ]% of the Class B Certificate Balance; or

               (iii) The entry of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver, or liquidator for the Servicer or the Seller (or, so long as CPS is Servicer, any of the Servicer's Affiliates) in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings, or for the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of [60] consecutive days; or

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




               (iv) The consent by the Servicer or the Seller (or, so long as CPS is Servicer, any of the Servicer's Affiliates) to the appointment of a conservator, trustee, receiver or liquidator in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings of or relating to the Servicer or the Seller (or, so long as CPS is Servicer, any of the Servicer's Affiliates) of or relating to substantially all of its property; or the Servicer or the Seller (or, so long as CPS is Servicer, any of the Servicer's Affiliates) shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

               (v) The occurrence of an [Enhancement Agreement Event of
     Default];

then, and in each and every case, so long as an Event of Default shall not have been remedied, provided (i) no [Enhancement Default] shall have occurred and be continuing, the [Credit Enhancer] in its sole and absolute discretion, or (ii) if an [Enhancement Default] shall have occurred and be continuing, then either the Trustee or the Holders of Class A Certificates evidencing not less than [ ]% of the Class A Certificate Balance or (iii) if the Class A Certificates have been paid in full and either (A) all outstanding Reimbursement Obligations and other amounts due to the [Credit Enhancer] have been paid in full or (B) an [Enhancement Default] shall have occurred and be continuing, then either the Trustee or the Holders of Class B Certificates evidencing not less than [ ]% of the Class B Certificate Balance, by notice then given in writing to the Servicer (and to the Trustee if given by the [Credit Enhancer] or by the Certificateholders) may terminate all of the rights and obligations of the Servicer under this Agreement. The Servicer shall be entitled to its pro rata share of the Servicing Fee for the number of days in the Collection Period prior to the effective date of its termination. On or after the receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Certificates or the Receivables or otherwise, shall, without further action, pass to and be vested in (i) [the Standby Servicer] or (ii) such successor Servicer as may be appointed under
Section 9.2; provided, however, that the successor Servicer shall have no liability with respect to any obligation which was required to be performed by the predecessor Servicer prior to the date the successor Servicer becomes the Servicer or any claim of a third party (including a Certificateholder) based on any alleged action or inaction of the predecessor Servicer as Servicer; and, without limitation, the Trustee is hereby

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



authorized and empowered to execute and deliver, on behalf of the predecessor Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Receivables and related documents, or otherwise. The predecessor Servicer shall cooperate with the successor Servicer and the Trustee in effecting the termination of the responsibilities and rights of the predecessor Servicer under this Agreement, including the transfer to the successor Servicer for administration by it of all cash amounts that shall at the time be held or should have been held by the predecessor Servicer for deposit, or shall thereafter be received with respect to a Receivable and the delivery to the successor Servicer of all files and records concerning the Receivables and a computer tape in readable form containing all information necessary to enable the successor Servicer to service the Receivables and the other property of the Trust. All reasonable costs and expenses (including attorneys' fees) incurred in connection with transferring the Receivable Files to the successor Servicer and amending this Agreement to reflect such succession as Servicer pursuant to this Section 9.1 shall be paid by the predecessor Servicer upon presentation of reasonable documentation of such costs and expenses. In addition, any successor Servicer shall be entitled to payment from the immediate predecessor Servicer for reasonable transition expenses incurred in connection with acting as successor Servicer, and to the extent not so paid, such payment shall be made pursuant to Section 4.6(c) hereof. Upon receipt of notice of the occurrence of an Event of Default, the Trustee shall give notice thereof to the Rating Agencies. The predecessor Servicer shall grant the Trustee, [the Standby Servicer] and the [Credit Enhancer] reasonable access to the predecessor Servicer's premises at the predecessor Servicer's expense. If requested by the [Credit Enhancer], [the Standby Servicer] or successor Servicer shall terminate any arrangements relating to (i) the Lock-Box Account with the Lock-Box Bank, (ii) the Post-Office Box or (iii) the Lock-Box Agreement, and direct the Obligors to make all payments under the Receivables directly to the Servicer at the predecessor Servicer's expense (in which event the successor Servicer shall process such payments directly, or, through a Lock-Box Account with a Lock-Box Bank at the direction of the [Credit Enhancer]).

     SECTION 9.2. Appointment of Successor. (a) Upon the Servicer's receipt of notice of termination pursuant to Section 9.1, the Servicer's resignation in accordance with the terms of this Agreement or expiration or non-renewal of the term of the Servicer hereunder in accordance with Section 3.14, the predecessor Servicer shall continue to perform its functions as Servicer under this Agreement, in the case of termination, only

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



until the date specified in such termination notice or, if no such date is specified in a notice of termination, until receipt of such notice and, in the case of expiration and non-renewal of the term of the Servicer upon the expiration of such term, and, in the case of resignation, until the later of (x) the date [45] days from the delivery to the Trustee of written notice of such resignation (or written confirmation of such notice) in accordance with the terms of this Agreement and (y) the date upon which the predecessor Servicer shall become unable to act as Servicer, as specified in the notice of resignation and accompanying Opinion of Counsel. In the event of termination of
the Servicer, [              ], as Standby Servicer, shall assume the
obligations of Servicer hereunder on the date specified in such written notice (the Assumption Date") pursuant to [the Servicing Assumption Agreement] or, in the event that the [Credit Enhancer] shall have determined that a Person other than [the Standby Servicer] shall be the successor Servicer in accordance with
Section 9.2(c), on the date of the execution of a written assumption agreement by such Person to serve as successor Servicer. Notwithstanding [the Standby Servicer]'s assumption of, and its agreement to perform and observe, all duties, responsibilities and obligations of CPS as Servicer under this Agreement arising on and after the Assumption Date, [the Standby Servicer] shall not be deemed to have assumed or to become liable for, or otherwise have any liability for, any duties, responsibilities, obligations or liabilities of CPS or any predecessor Servicer arising on or before the Assumption Date, whether provided for by the terms of this Agreement, arising by operation of law or otherwise, including, without limitation, any liability for, any duties, responsibilities, obligations or liabilities of CPS or any predecessor Servicer arising on or before the Assumption Date under Sections 3.7, 4.4 or 8.2 of this Agreement, regardless of when the liability, duty, responsibility or obligation of CPS or any predecessor Servicer therefore arose, whether provided by the terms of this Agreement, arising by operation of law or otherwise. In addition, if [the Standby Servicer] shall be legally unable to act as Servicer and an [Enhancement Default] shall have occurred and be continuing, [the Standby Servicer], the Trustee or Class A Certificateholders holding Class A Certificates evidencing not less than [ ]% of the Class A Certificate Balance (or, if the Class A Certificates have been paid in full, Class B Certificateholders holding Class B Certificates evidencing not less than [ ]% of the Class B Certificate Balance) may petition a court of competent jurisdiction to appoint any successor to the Servicer. Pending appointment pursuant to the preceding sentence, [the Standby Servicer] shall act as successor Servicer unless it is legally unable to do so, in which event the predecessor Servicer shall continue to act as Servicer until a successor has been appointed and accepted such appointment. In the event that a successor Servicer has not been appointed at the time when the predecessor

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



Servicer has ceased to act as Servicer in accordance with this Section 9.2, then the [Credit Enhancer], in accordance with Section 9.2(c) shall appoint, or petition a court of competent jurisdiction to appoint a successor to the Servicer under this Agreement.

     (b)Upon appointment, the successor Servicer shall be the successor in all respects to the predecessor Servicer and shall be subject to all the responsibilities, duties, and liabilities arising thereafter relating thereto placed on the predecessor Servicer, and shall be entitled to the Servicing Fee and all of the rights granted to the predecessor Servicer, by the terms and provisions of this Agreement.

     (c) Subject to Section 12.11, the [Credit Enhancer] may exercise at any time its right to appoint as Standby Servicer or as successor Servicer a Person other than the Person serving as Standby Servicer at the time, and shall have no liability to the Trustee, CPS, the Seller, the Person then serving as Standby Servicer, any Certificateholder or any other person if it does so. Subject to
Section 8.5, no provision of this Agreement shall be construed as relieving [the Standby Servicer] of its obligation to succeed as successor Servicer upon the termination of the Servicer pursuant to Section 9.1 or resignation of the Servicer pursuant to Section 8.5. If upon any such resignation or termination, the [Credit Enhancer] appoints a successor Servicer other than [the Standby Servicer], [the Standby Servicer] shall not be relieved of its duties as Standby Servicer hereunder.

     SECTION 9.3. Reserved.

     SECTION 9.4. Notification to Certificateholders. Upon any termination of, or appointment of a successor to, the Servicer pursuant to this Article IX, the Trustee shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register and to each of the Rating Agencies.

     [SECTION 9.5. Direction of Insolvency Proceedings by [Credit Enhancer]. (a) In the event that the Trustee has received a certified copy of an order of the appropriate court that any Class A Guaranteed Distribution Amount paid on a Class A Certificate has been avoided in whole or in part as a preference payment under applicable bankruptcy law, the Trustee shall so notify the [Credit Enhancer], shall comply with the provisions of [the Credit Enhancement] to obtain payment by the [Credit Enhancer] of such avoided Class A Guaranteed Distribution Amount payment, and shall, at the time it provides notice to the [Credit Enhancer], notify Holders of the Class A Certificates by mail that, in the event that any Class A Certificateholder's payment is so recoverable, such Class A Certificateholder will be entitled to payment pursuant to the terms of [the Credit Enhancement]. Pursuant to the terms of [the Credit Enhancement], the [Credit Enhancer] will make such payment on behalf of the Class A Certificateholder to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the order and not to the Trustee or any Class A Certificateholder directly (unless a Class A Certificateholder has previously paid such payment to the receiver, conservator, debtor-in-possession or trustee in bankruptcy, in which case the [Credit Enhancer] will make such payment to the Trustee for distribution to such Class A Certificateholder upon proof of such payment reasonably satisfactory to the [Credit Enhancer]).

     (b) Upon knowledge of any of the following events, the Trustee shall promptly notify the [Credit Enhancer] of (i) the commencement of any of the events or proceedings described in Section 9.1 (iii) or (iv) in respect of the Seller or the Servicer or any such event or proceedings applicable to an Obligor under a Receivable (any such event or proceedings, an "Insolvency Proceeding") and (ii) the making of any claim in connection with any Insolvency Proceeding seeking the avoidance as a preferential transfer (a "Preference Claim") with regard to any payment of principal of, or interest on a Class A Certificate. Each Class A Certificateholder, by its purchase of Class A Certificates, and the Trustee hereby agree that, the [Credit Enhancer] may, provided an [Enhancement Default] has not occurred, at any time during the continuation of an Insolvency Proceeding direct all matters relating to such Insolvency Proceeding, including, without limitation, (i) all matters relating to any Preference Claim, (ii) the direction of any appeal of any order relating to any Preference Claim and (iii) the posting of any surety, supersedeas or performance bond pending any such appeal at the expense of the [Credit Enhancer], but subject to reimbursement as provided in the [Enhancement Agreement]. In addition, and without limitation of the foregoing, as set forth in Section 4.9, the [Credit Enhancer] shall be subrogated to, and each Class A Certificateholder and the Trustee hereby delegate and assign, to the fullest extent permitted by law, the rights of the Trustee and each Class A Certificateholder in the conduct of any proceeding with respect to a Preference Claim, including, without limitation, all rights of any party to an adversary proceeding action with respect to any court order issued in connection with any such Preference Claim.]

     SECTION 9.6. Action Upon Certain Failures of the Servicer. In the event that the Trustee shall have knowledge of any failure of the Servicer specified in Section 9.1 which would give rise to a right of termination under such Section upon the Servicer's failure to remedy the same after notice, the Trustee shall give notice thereof to the Servicer and the [Credit Enhancer]. For all purposes of this Agreement, the Trustee shall not be deemed to have knowledge of any failure of the Servicer as specified in Section 9.1 unless notified thereof in writing by the Servicer, the [Credit Enhancer] or by a Certificateholder. The Trustee shall be under no duty or obligation to investigate or inquire as to any potential failure of the Servicer specified in Section 9.1.


                                    ARTICLE X

                                   The Trustee

     SECTION 10.1. Duties of Trustee. The Trustee, both prior to the occurrence of an Event of Default and after an Event of Default shall have been cured or waived, shall undertake to perform such duties and only such duties as are specifically set forth in this Agreement. If an Event of Default shall have occurred and shall not have been cured or waived, the Trustee shall exercise such of the rights and powers vested in it by this Agreement and shall use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

     The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee that shall be specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement.

     The Trustee shall take and maintain custody of the Receivable Files (except as otherwise provided herein) and the Schedule of Receivables included as an exhibit to this Agreement and shall retain copies of all Servicer's Certificates prepared hereunder.

     No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own bad faith; provided, however, that:

               (i) Prior to the occurrence of an Event of Default and after the curing or waiving of all such Events of Default that may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as shall be specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely on the truth of the statements and the correctness of the opinions expressed in any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement;

               (ii) The Trustee shall not be liable for an error of judgment made in good faith by a Trustee Officer, unless it shall be proved that the Trustee shall have been negligent in ascertaining the pertinent facts;

               (iii) The Trustee shall not be liable with respect to any action taken, suffered, or omitted to be taken in good faith in accordance with this Agreement or at the direction of the [Credit Enhancer] or, after an [Enhancement Default], the Holders of Class A Certificates evidencing not less than [ ]% of the Class A Certificate Balance or, after the Class A Certificates have been paid in full and either (A) all outstanding Reimbursement Obligations and other amounts due to the [Credit Enhancer] have been paid in full or (B) an [Enhancement Default] shall have occurred and be continuing, the Holders of Class B Certificates evidencing not less than [ ]% of the Class B Certificate Balance, relating to the time, method, and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement;

               (iv) The Trustee shall not be charged with knowledge of any Event of Default, unless a Trustee Officer assigned to the Trustee's Corporate Trust Office receives written notice of such Event of Default from the Servicer or the Seller, as the case may be, the [Credit Enhancer] or, after an [Enhancement Default], the Holders of Class A Certificates evidencing not less than [ ]% of the Class A Certificate Balance or, after the Class A Certificates have been paid in full and either (A) all outstanding Reimbursement Obligations and other amounts due to the [Credit Enhancer] have been paid in full or
          (B) an [Enhancement Default] shall have occurred and be continuing, the Holders of Class B Certificates evidencing not less than [ ]% of the Class B Certificate Balance (such notice shall constitute actual knowledge of an Event of Default by the Trustee); and

               (v) The Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement.

     The Trustee shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there shall be reasonable grounds for believing that the repayment of such funds or adequate indemnity against such risk or liability shall not be reasonably assured to it, and none of the provisions contained in this Agreement shall in any event require the Trustee to perform, or be responsible for the manner of performance of, any of the obligations of the Servicer under this Agreement except during such time, if any, as the Trustee, in its capacity as Standby Servicer, shall be the successor to, and be vested with the rights, duties, powers, and privileges of, the Servicer in accordance with the terms of this Agreement.

     Except for actions expressly authorized by this Agreement, the Trustee shall take no action reasonably likely to impair the security interests created or existing under any Receivable or Financed Vehicle or to impair the value of any Receivable or Financed Vehicle.

     All information obtained by the Trustee regarding the Obligors and the Receivables, whether upon the exercise of its rights under this Agreement or otherwise, shall be maintained by the Trustee in confidence and shall not be disclosed to any other Person, unless such disclosure is required by this Agreement or any applicable law or regulation.

     SECTION 10.2. Trustee's Certificate. On or as soon as practicable after each Distribution Date on which Receivables shall be assigned to CPS or the Servicer, as applicable, pursuant to this Agreement, based on amounts deposited to the Collection Account, notices received pursuant to this Agreement and the information contained in the Servicer's Certificate for the related Collection Period, identifying the Receivables purchased by CPS pursuant to Section 2.6 or
2.8 or purchased by the Servicer pursuant to Section 3.7 or 11.2, the Trustee shall execute a Trustee's Certificate (in the form of Exhibit C-1 or C-2, as applicable), and shall deliver such Trustee's Certificate, accompanied by a copy of the Servicer's Certificate for such Collection Period to CPS or the Servicer, as the case may be. The Trustee's Certificate submitted with respect to such Distribution Date shall operate, as of such Distribution Date, as an assignment, without recourse, representation, or warranty, to CPS or the Servicer, as the case may be, of all the Trustee's right, title, and interest in and to such repurchased Receivable, and all security and documents relating thereto, such assignment being an assignment outright and not for security.

     SECTION 10.3. Reserved.

     SECTION 10.4. Certain Matters Affecting Trustee. Except as otherwise provided in Section 10.1:

               (i) The Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, Servicer's Certificate, certificate of auditors, or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond, or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties.

               (ii) The Trustee may consult with counsel, and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it under this Agreement in good faith and in accordance with such Opinion of Counsel.

               (iii) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct, or defend any litigation under this Agreement or in relation to this Agreement, at the request, order or direction of any of the Certificateholders or the [Credit Enhancer] pursuant to the provisions of this Agreement, unless such Certificateholders or the [Credit Enhancer] shall have offered to the Trustee reasonable security or indemnity against the costs, expenses, and liabilities that may be incurred therein or thereby; nothing contained in this Agreement, however, shall relieve the Trustee of the obligations, upon the occurrence of an Event of Default (that shall not have been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

               (iv) Prior to the occurrence of an Event of Default and after the curing or waiving of all Events of Default that may have occurred, the Trustee shall not be bound to make any investigation into the facts of matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, or other paper or document (other than for its duties pursuant to Section 2.8), unless requested in writing to do so by the [Credit Enhancer] or Holders of Class A Certificates evidencing not less than [ ]% of the Class A Certificate Balance or, after the Class A Certificates have been paid in full and either (A) all outstanding Reimbursement Obligations and other amounts due to the [Credit Enhancer] have been paid in full or (B) an

          [Enhancement Default] shall have occurred and be continuing, the Holders of Class B Certificates evidencing not less that [ ]% of the Class B Certificate Balance; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses, or liabilities likely to be incurred by it in the making of such investigation shall be, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such cost, expense, or liability as a condition to so proceeding. The reasonable expense of every such examination shall be paid by the Person making such request or, if paid by the Trustee, shall be reimbursed by the Person making such request upon demand. Nothing in this clause (iv) shall affect the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors.

               (v) The Trustee may execute any of the trusts or powers hereunder or perform any duties under this Agreement either directly or by or through agents or attorneys or a custodian. The Trustee shall not be responsible for any misconduct or negligence of any such agent or custodian appointed with due care by it hereunder or of the Servicer in its capacity as Servicer or custodian.

               (vi) Except as may be required by Sections 2.8 and 10.1, subsequent to the sale of the Receivables by the Seller to the Trust, the Trustee shall have no duty of independent inquiry, and the Trustee may rely upon the representations and warranties and covenants of the Seller and the Servicer contained in this Agreement with respect to the Receivables and the Receivable Files.

               (vii) The Trustee may rely, as to factual matters relating to the Seller or the Servicer, on an Officer's Certificate of the Seller or Servicer, respectively.

               (viii) The Trustee shall not be required to take any action or refrain from taking any action under this Agreement, or any related documents referred to herein, nor shall any provision of this Agreement, or any such related document be deemed to impose a duty on the Trustee to take action, if the Trustee shall have been advised by counsel that such action is contrary to (i) the terms of this Agreement, (ii) any such related document or (iii) law.

     SECTION 10.5. Trustee Not Liable for Certificates or Receivables. The recitals contained herein and in the Certificates (other than the certificate of authentication on the Certificates) shall be taken as the statements of the Seller or the Servicer, as the case may be, and the Trustee assumes no responsibility for the correctness thereof. The Trustee shall make no representations as to the validity or sufficiency of this Agreement or of the Certificates (other than the certificate of authentication on the Certificates), or of any Receivable or related document. The Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity, and enforceability of any security interest in any Financed Vehicle or any Receivable, or the perfection and priority of such a security interest or the maintenance of any such perfection and priority, or for or with respect to the efficacy of the Trust or its ability to generate the payments to be distributed to Certificateholders under this Agreement, including, without limitation: the existence, condition, location, and ownership of any Financed Vehicle; the existence and enforceability of any physical damage insurance thereon; except as required by Section 2.8, the existence, contents and completeness of any Receivable or any Receivable File or any computer or other record thereof; the validity of the assignment of any Receivable to the Trust or of any intervening assignment; except as required by Section 2.8, the performance or enforcement of any Receivable; the compliance by the Seller or the Servicer with any warranty or representation made under this Agreement or in any related document and the accuracy of any such warranty or representation prior to the Trustee's receipt of notice or other discovery of any noncompliance therewith or any breach thereof; any investment of monies by or at the direction of the Servicer or the [Credit Enhancer] or any loss resulting therefrom (it being understood that the Trustee shall remain responsible for any Trust Property that it may hold); the acts or omissions of the Seller, the Servicer, or any Obligor; any action of the Servicer taken in the name of the Trustee; or any action by the Trustee taken at the instruction of the Servicer; provided, however, that the foregoing shall not relieve the Trustee of its obligation to perform its duties under this Agreement. Except with respect to a claim based on the failure of the Trustee to perform its duties under this Agreement or based on the Trustee's negligence or willful misconduct, no recourse shall be had for any claim based on any provision of this Agreement, the Certificates, or any Receivable or assignment thereof against the Trustee in its individual capacity, the Trustee shall not have any personal obligation, liability, or duty whatsoever to any Certificateholder or any other Person with respect to any such claim, and any such claim shall be asserted solely against the Trust or any indemnitor who shall furnish indemnity as provided in this Agreement. The Trustee shall not be accountable for the use or application by the Seller of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Servicer in respect of the Receivables. The Seller hereby certifies to the Trustee that the Rating Agencies rating the Class A
Certificates are [        ] and that

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



their addresses are as set forth in Section 12.5. The Trustee may rely on the accuracy of such certification until it receives from the Seller an Officer's Certificate superseding such certification.

     SECTION 10.6. Trustee May Own Certificates. The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates and may deal with the Seller and the Servicer in banking transactions with the same rights as it would have if it were not Trustee.

     SECTION 10.7. Indemnity of Trustee. The Servicer shall indemnify the Trustee for, and hold it harmless against any loss, liability, or expense incurred without willful misfeasance, negligence, or bad faith on its part, arising out of or in connection with the acceptance or administration of the Trust, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties under this Agreement. Additionally the Seller, pursuant to Section 7.2, shall indemnify the Trustee with respect to certain matters, the Servicer, pursuant to Section 8.2, shall indemnify the Trustee with respect to certain matters, and Certificateholders, pursuant to Section 10.4 shall, upon the circumstances therein set forth, indemnify the Trustee under certain circumstances. The provisions of this Section 10.7 shall survive the termination of this Agreement or any resignation or removal of CPS as Servicer.

     SECTION 10.8. Eligibility Requirements for Trustee. The Trustee under this Agreement shall at all times be organized and doing business under the laws of the United States of America; authorized under such laws to exercise corporate
trust powers; having a combined capital and surplus of at least $[         ]
and subject to supervision or examination by Federal or State authorities; and having a rating, both with respect to long-term and short-term unsecured obligations, of not less than investment grade by the Rating Agencies. If such corporation shall publish reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section 10.8, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this
Section 10.8, the Trustee shall resign immediately in the manner and with the effect specified in Section 10.9.

     SECTION 10.9. Resignation or Removal of Trustee. The Trustee may at any time resign and be discharged from the trusts hereby created by giving [30] days' prior written notice thereof to the Servicer. Upon receiving such notice of resignation, with the prior written consent of (a) the [Credit Enhancer] and the Holders of Class A Certificates evidencing not less than [ ]% of the Class A Certificate Balance or
(b) if the Class A Certificates have been paid in full and all outstanding Reimbursement Obligations and other amounts owing to the [Credit Enhancer] have been paid in full, with the prior written consent of the Holders of Class B Certificates evidencing not less than [ ]% of the Class B Certificate Balance, the Servicer shall promptly appoint a successor Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor Trustee. If no successor Trustee shall have been so appointed and have accepted appointment within [30] days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee. The Trustee may be removed at any time by written demand of the [Credit Enhancer] delivered to the Trustee and the Servicer.

     If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 10.8 and shall fail to resign after written request therefor by the Servicer, or if at any time the Trustee shall be legally unable to act, or shall be adjudged bankrupt or insolvent, or a receiver, conservator or liquidator of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Servicer may remove the Trustee. If the Servicer shall remove the Trustee under the authority of the immediately preceding sentence, the Servicer shall promptly appoint a successor Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor Trustee, and pay all fees and expenses owed to the outgoing Trustee.

     Any resignation or removal of the Trustee and appointment of a successor Trustee pursuant to any of the provisions of this Section 10.9 shall not become effective until acceptance of appointment by the successor Trustee pursuant to
Section 10.10 and payment of all fees and expenses owed to the outgoing Trustee. The Servicer shall provide notice of such resignation or removal of the Trustee to each of the Rating Agencies.

     SECTION 10.10. Successor Trustee. Any successor Trustee appointed pursuant to Section 10.9 shall execute, acknowledge, and deliver to the Servicer, the [Credit Enhancer] and to its predecessor Trustee an instrument accepting such appointment under this Agreement, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties, and obligations of its predecessor under this Agreement, with like effect as if originally named as Trustee. The predecessor Trustee shall upon payment of its fees and expenses deliver to the successor Trustee all documents and statements and monies held by it under this Agreement; and the Servicer and the predecessor Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Trustee all such rights, powers, duties, and obligations.

     No successor Trustee shall accept appointment as provided in this Section
10.10 unless at the time of such acceptance such successor Trustee shall be eligible pursuant to Section 10.8.

     Upon acceptance of appointment by a successor Trustee pursuant to this
Section 10.10, the Servicer shall mail notice of the successor of such Trustee under this Agreement to all Holders of Certificates at their addresses as shown in the Certificate Register and to the Rating Agencies. If the Servicer shall fail to mail such notice within [10] days after acceptance of appointment by the successor Trustee, the successor Trustee shall cause such notice to be mailed at the expense of the Servicer.

     SECTION 10.11. Merger or Consolidation of Trustee. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be eligible pursuant to Section 10.8, without the execution or filing of any instrument or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided further that the Trustee shall mail notice of such merger or consolidation to the Rating Agencies.

     SECTION 10.12. Co-Trustee; Separate Trustee. Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust or any Financed Vehicle may at the time be located, the Servicer, the [Credit Enhancer] (provided an [Enhancement Default] shall not have occurred and be continuing) and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more persons approved by the Trustee to act as co-trustee, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust, and to vest in such Person, in such capacity and for the benefit of the Certificateholders, such title to the Trust, or any part thereof, and, subject to the other provisions of this Section 10.12, such powers, duties, obligations, rights, and trusts as the Servicer, the [Credit Enhancer] and the Trustee may consider necessary or desirable. If the Servicer and the [Credit Enhancer] shall not have joined in such appointment within [15] days after the receipt by it of a request so to do, or in the case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee under this Agreement shall be required to meet the terms of eligibility as a successor trustee pursuant to
Section 10.8, except that the co-trustee or its parent shall comply with the rating requirements set forth therein, and no notice of a successor trustee pursuant to Section 10.10 and no notice to Certificateholders of the appointment of any co-trustee or separate trustee shall be required pursuant to Section 10.10.

     Each separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

               (i) All rights, powers, duties, and obligations conferred or imposed upon the Trustee shall be conferred upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee under this Agreement or, in its capacity as Standby Servicer, as successor to the Servicer under this Agreement), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties, and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

               (ii) No trustee under this Agreement shall be personally liable by reason of any act or omission of any other trustee under this Agreement; and

               (iii) Provided no [Enhancement Default] shall have occurred and be continuing, the [Credit Enhancer] may, and, in the event an [Enhancement Default] shall have occurred and be continuing, then, the Servicer and the Trustee acting jointly may, at any time accept the resignation of or remove any separate trustee or co-trustee.

          Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the other then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article X. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Each such instrument shall be filed with the Trustee and a copy thereof given to the Servicer.

     Any separate trustee or co-trustee may at any time appoint the Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

     SECTION 10.13. Representations and Warranties of Trustee. The Trustee shall make the following representations and warranties on which the Seller, the [Credit Enhancer] and Certificateholders shall rely:

               (i) The Trustee is a banking corporation duly organized, validly existing, and in good standing under the laws of its place of incorporation.

               (ii) The Trustee has full corporate power authority and legal right to execute, deliver, and perform this Agreement and shall have taken all necessary action to authorize the execution, delivery and performance by it of this Agreement.

               (iii) This Agreement shall have been duly executed and delivered by the Trustee and this Agreement constitutes a legal, valid and binding obligation of the Trustee enforceable in accordance with its terms, subject to (x) applicable bankruptcy, insolvency, reorganization, moratorium, and other similar laws affecting creditor's rights generally and (y) general principles of equity.

     SECTION 10.14. No Bankruptcy Petition. The Trustee covenants and agrees that prior to the date which is one year and one day after the payment in full of all securities issued by the Seller or by a trust for which the Seller was the depositor it will not institute against, or join any other Person in instituting against, the Seller or the Trust any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any Federal or State bankruptcy or similar law.

     SECTION 10.15. Trustee May Enforce Claims Without Possession of Certificates. All rights of action and claims under this Agreement or the Certificates may be prosecuted and enforced by the Trustee without the possession of any of the Certificates or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as Trustee. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Certificateholders in respect of which such judgment has been obtained.

     SECTION 10.16. Rights of [Credit Enhancer] to Direct Trustee; Class B Certificateholder's Right of First Refusal. (a) The [Credit Enhancer], after giving written notice to the Trustee, shall have the right to direct the time, method and place at or by which the Trustee conducts any proceeding for any remedy available to the Trustee, or exercises any such trust or power conferred upon the Trustee.

     (b) If in the exercise of its rights, powers and remedies under Subsection
(a) above, the [Credit Enhancer] directs the Trustee to liquidate Receivables with an aggregate Principal Balance exceeding [ ]% of the aggregate Principal Balance of all Receivables by selling such Receivables to one or more third parties in one or more substantially contemporaneous sales, the [Credit Enhancer] shall notify the Rating Agencies thereof and shall direct the Trustee, prior to contracting to sell any such Receivables to a third party, to notify any Holder of Class B Certificates evidencing in the aggregate more than [ ]% of the Class B Certificate Balance of its intent to sell such Receivables and of the amount of the highest bid the Trustee has received to purchase such Receivables (the "Strike Bid"). The Class B Certificateholders or their designee shall have [ten (10)] Business Days from the date of notification to submit a bid equal to or greater than the Strike Bid. If the Trustee has not received a bid from such Class B Certificateholders or their designee within such ten (10) Business Day period, the [Credit Enhancer] shall be entitled to direct the Trustee to consummate the purchase at the Strike Bid. If the Trustee receives a bid equal to or greater than the Strike Bid from the Class B Certificateholders or their designee within such ten (10) Business Day period the [Credit Enhancer] shall direct the Trustee to accept such bid of the Class B Certificateholders or their designee.

     (c) Notwithstanding anything to the contrary contained in subsections (a) or (b) above, the Trustee shall have the right to decline to follow any such direction of the [Credit Enhancer] if the Trustee, being advised by counsel, determines that the action so directed may not lawfully be taken, or if the Trustee in good faith shall, by a responsible officer of the Trustee, determine that the proceedings so directed would be illegal or involve it in personal liability or be unduly prejudicial to the rights of Certificateholders; provided, that nothing in this Agreement shall impair the right of the Trustee to take any action deemed proper by the Trustee and which is not inconsistent with such direction of the [Credit Enhancer].


                                   ARTICLE XI

                                   Termination

     SECTION 11.1. Termination of the Trust. The respective obligations and responsibilities of the Seller, the Servicer, and the Trustee created hereby and the Trust created by this Agreement shall terminate upon the payment to Certificateholders of all amounts required to be paid to them pursuant to this Agreement or [the Credit Enhancement] (including all amounts required to reduce the Class A Certificate Balance to zero and to pay in full any unpaid Class A Interest Distributable Amount), satisfaction of all Reimbursement Obligations, and the expiration of any preference period related thereto and the disposition of all property held as part of the Trust; provided, however, that in no event shall the trust created by this Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States of America to the Court of St. James, living on the date of this Agreement. The Servicer shall promptly notify the Trustee and the [Credit Enhancer] of any prospective termination pursuant to this Section 11.1.

     Notice of any termination, specifying the Distribution Date upon which the Certificateholders may surrender their Certificates to the Trustee for payment of the final distribution and cancellation, shall be given promptly by the Trustee by letter to Certificateholders mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the specified Distribution Date stating (A) the Distribution Date upon which final payment of the Certificates shall be made upon presentation and surrender of the Certificates at the office of the Trustee therein designated, (B) the amount of any such final payment, and (C) if applicable, that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office of the Trustee therein specified. The

Trustee shall give such notice to the Certificate Registrar (if other than the Trustee) at the time such notice is given to Certificateholders. Upon presentation and surrender of the Certificates, the Trustee shall cause to be distributed to Certificateholders amounts distributable on such Distribution Date pursuant to Section 4.6. Notwithstanding the foregoing, if on the Distribution Date upon which final payment of the Certificates is to be made, there are only six or less initial Certificateholders of record, the amounts distributable to such initial Certificateholders pursuant to Section 4.6 will be paid on the final Distribution Date by wire transfer or check as set forth in
Section 4.6(f), and each such initial Certificateholder shall present and surrender its Certificates at the office of the Trustee designated in the notice referred to above within [30 days] after such Distribution Date.

     In the event that all of the Certificateholders shall not surrender their Certificates for cancellation within six months after the date specified in the above-mentioned written notice, the Trustee shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within one year after the second notice all the Certificates shall not have been surrendered for cancellation, the Trustee shall take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets that shall remain subject to this Agreement or, if none, from CPS. Any funds remaining in the Trust after exhaustion of such remedies shall be distributed by the Trustee to the American Red Cross.

     SECTION 11.2. Optional Purchase of All Receivables. On the last day of any Collection Period as of which the Pool Balance shall be less than or equal to the Optional Purchase Percentage multiplied by the Original Pool Balance, the Servicer shall have the option to purchase the corpus of the Trust (with the consent of the [Credit Enhancer], if such purchase would result in a claim under [the Credit Enhancement] or would result in any amount owing to the [Credit Enhancer] or to the Holders of the Class A Certificates remaining unpaid); provided, however, that the Servicer may not effect any such purchase unless the Trustee shall have received an Opinion of Counsel to the effect that such purchase would not constitute a fraudulent conveyance. To exercise such option the Servicer (or the [Credit Enhancer], if applicable) shall deposit pursuant to
Section 4.5 in the Collection Account an amount equal to the aggregate Purchase Amount for the Receivables (including defaulted Receivables), plus the appraised value of any other property held by the Trust, such value to be determined by an appraiser mutually agreed upon by the Servicer, the [Credit Enhancer] and the Trustee, and shall succeed to all interests in and to the Trust. For purposes of this Section, the Purchase Amount shall not be less than the sum of the Class A Certificate Balance and the Class B Certificate Balance.


                                   ARTICLE XII

                            Miscellaneous Provisions

     SECTION 12.1. Amendment. This Agreement may be amended from time to time by the Seller, the Servicer, and the Trustee with the consent of the [Credit Enhancer] and with the consent (which consent of any Holder of a Certificate given pursuant to this Section or pursuant to any other provision of this Agreement shall be conclusive and binding on such Holder and on all future Holders of such Certificate and of any Certificate issued upon the transfer thereof or in exchange thereof or in lieu thereof whether or not notation of such consent is made upon the Certificate) of the Holders of Class A Certificates evidencing not less than [ ]% of the Class A Certificate Balance and the Holders of Class B Certificates evidencing not less than [ ]% of the Class B Certificate Balance for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement, or of modifying in any manner the rights of the Holders of Certificates; provided, however, that no such amendment shall (a) increase or reduce in any manner the amount of, or accelerate or delay the timing of, or change the allocation or priority of, collections of payments on Receivables or distributions that shall be required to be made on any Certificate or change the Class A Pass-Through Rate or the Class B Pass-Through Rate without the consent of each Certificateholder affected thereby, (b) reduce the aforesaid percentage of the Class A Certificate Balance or Class B Certificate Balance required to consent to any such amendment, without the consent of the Holders of all Certificates of the applicable class then outstanding, (c) result in a downgrade or withdrawal of the then current rating of the Class A Certificates by either of the Rating Agencies without the consent of all the Class A Certificateholders or (d) result in a downgrade or withdrawal of the then current rating of the Class B Certificates by either of the Rating Agencies without the consent of all the Class B Certificateholders.

     Promptly after the execution of any such amendment or consent, the Trustee shall furnish a copy of such amendment or consent to each Certificateholder and each of the Rating Agencies.

     Prior to the execution of any amendment to this Agreement, the Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and the Opinion of Counsel referred to in Section 12.2(i)(1). The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee's own rights, duties or immunities under this Agreement or otherwise.

     SECTION 12.2. Protection of Title to Trust. (a) The Seller or Servicer or both shall execute and file such financing statements and cause to be executed and filed such continuation statements, all in such manner and in such places as may be required by law fully to preserve, maintain, and protect the interest of the Certificateholders and the Trustee in the Receivables and the other Trust Assets and in the proceeds thereof. The Seller or Servicer or both shall deliver (or cause to be delivered) to the Trustee file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

     (b) Neither the Seller nor the Servicer shall change its name, identity, or corporate structure in any manner that would, could, or might make any financing statement or continuation statement filed in accordance with paragraph (a) above seriously misleading within the meaning of ss. 9-402(7) of the UCC, unless it shall have given the Trustee and the [Credit Enhancer] at least [five] days' prior written notice thereof, shall have promptly filed appropriate amendments to all previously filed financing statements or continuation statements and shall have delivered an Opinion of Counsel (A) stating that, in the opinion of such counsel, all amendments to all previously filed financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the Trustee in the Receivables and the other Trust Assets, and reciting the details of such filings, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest.

     (c) Each of the Seller and the Servicer shall have an obligation to give the Trustee and the [Credit Enhancer] at least [60] days' prior written notice of any relocation of its principal executive office if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement, shall promptly file any such amendment and shall deliver an Opinion of Counsel (A) stating that, in the opinion of such counsel, all amendments to all previously filed financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the Trustee in the

Receivables, and reciting the details of such filings, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest. The Servicer shall at all times maintain each office from which it shall service Receivables, and its principal executive office, within the United States of America.

     (d) The Servicer shall maintain accounts and records as to each Receivable accurately and in sufficient detail to permit (i) the reader thereof to know at any time the status of such Receivable, including payments and recoveries made and payments owing (and the nature of each) and (ii) reconciliation between payments or recoveries on (or with respect to) each Receivable and the amounts from time to time deposited in the Certificate Account and Payahead Account in respect of such Receivable.

     (e) The Servicer shall maintain its computer systems so that, from and after the time of sale under this Agreement of the Receivables to the Trustee, the Servicer's master computer records (including any back-up archives) that refer to a Receivable shall indicate clearly the interest of CPS Auto Grantor Trust 199[ ]-[ ] in such Receivable and that such Receivable is owned by the Trust. Indication of the Trust's ownership of a Receivable shall be deleted from or modified on the Servicer's computer systems when, and only when, such Receivable shall have been paid in full or repurchased.

     (f) If at any time the Seller or the Servicer shall propose to sell, grant a security interest in, or otherwise transfer any interest in automotive receivables to any prospective purchaser, lender, or other transferee, the Servicer shall give to such prospective purchaser, lender, or other transferee computer tapes, records, or printouts (including any restored from back-up archives) that, if they shall refer in any manner whatsoever to any Receivable, shall indicate clearly that such Receivable has been sold to and is owned by the Trust.

     (g) The Servicer shall permit the Trustee, [the Standby Servicer] and the [Credit Enhancer] and its agents at any time during normal business hours to inspect, audit, and make copies of and abstracts from the Servicer's records regarding any Receivable.

     (h) Upon request, the Servicer shall furnish to the Trustee, [the Standby Servicer] or to the [Credit Enhancer], within [five] Business Days, a list of all Receivables (by contract number and name of Obligor) then held as part of the Trust, together with a reconciliation of such list to the Schedule of Receivables and to each of the Servicer's Certificates furnished before such request indicating removal of Receivables from the Trust.

     (i) The Servicer shall deliver to the Trustee and the [Credit Enhancer]:

               (1) promptly after the execution and delivery of this Agreement and of each amendment hereto and after the execution and delivery of each amendment to any financing statement, an Opinion of Counsel either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the Trustee in the Receivables, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest; and

               (2) within 90 days after the beginning of each calendar year beginning with the first calendar year beginning more than three months after the Cutoff Date, an Opinion of Counsel, dated as of a date during such 90-day period either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the Trustee in the Receivables, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest.

          Each Opinion of Counsel referred to in clause (i) (1) or (i) (2) above shall specify any action necessary (as of the date of such opinion) to be taken in the following year to preserve and protect such interest.

          (j) For the purpose of facilitating the execution of this Agreement and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and all of which counterparts shall constitute but one and the same instrument.

          (k) In the event any of the events described in Section 9.1 (iii) or
(iv) shall have occurred, or in the event CPS shall have been removed or replaced as Servicer for any reason, then CPS and/or the Servicer shall immediately cause each Certificate of Title for a Financed Vehicle to be marked to reflect the security interest of the Trustee in the Financed Vehicle, and CPS hereby appoints the Trustee its attorney-in-fact to effect such marking, and the Trustee hereby accepts such appointment. The appointment of the Trustee hereunder shall not operate to relieve CPS and/or the Servicer of its obligations to mark each Certificate of Title under this provision. CPS shall be liable for all costs, fees and expenses incurred under this Section 12.2(k).

     SECTION 12.3. Limitation on Rights of Certificateholders. The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or commence any proceeding in any court for a partition or winding up of the Trust, nor otherwise affect the rights, obligations and liabilities of the parties to this Agreement or any of them.

     No Certificateholder shall have any right to vote (except as specifically provided herein including in Section 12.1) or in any manner otherwise control the operation and management of the Trust, or the obligations of the parties to this Agreement, nor shall anything in this Agreement set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken pursuant to any provision of this Agreement.

     No Class A Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action, or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, and unless also the Holders of Class A Certificates evidencing not less than [ ]% of the Class A Certificate Balance shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee under this Agreement and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses, and liabilities to be incurred therein or thereby and the Trustee, for [30] days after its receipt of such notice, request, and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding and during such [30]-day period no request or waiver inconsistent with such written request has been given to the Trustee pursuant to this Section or Section 9.5; no one or more Holders of Class A Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb, or prejudice the rights of the Holders of any other of the Class A Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right, under this Agreement except in the manner provided in this Agreement and for the equal, ratable, and common benefit of all Class A Certificateholders. For the protection and enforcement of the provisions of this Section 12.3, each Class A

Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity. Nothing in this Agreement shall be construed as giving the Class A Certificateholders any direct right to make a claim under [the Credit Enhancement].

     No Class B Certificateholder shall have any right by virtue or by availing itself of any provisions of the Agreement to institute any suit, action, proceeding in equity or at law upon or under or with respect to the Agreement, unless it has the prior written consent of the [Credit Enhancer] and, if any Class A Certificate shall remain outstanding, the prior written consent of the Holders of Class A Certificates evidencing not less than[ ]% of the Class A Certificate Balance; provided that, this sentence shall be inoperative from and after such time as the Class A Certificates have been paid in full and all outstanding Reimbursement Obligations and other amounts due to the [Credit Enhancer] have been paid in full.

     SECTION 12.4. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES UNDER THIS AGREEMENT SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

     SECTION 12.5. Notices. All demands, notices, and communications upon or to the Seller, the Servicer, the Trustee, the [Credit Enhancer], [the rating agency] under this Agreement shall be in writing, and delivered (a) personally,
(b) by certified mail, return receipt requested, (c) by Federal Express or similar overnight courier service or (d) by telecopy, and shall be deemed to have been duly given upon receipt (a) in the case of the Seller, to the agent for service as specified in this Agreement, at the following address:
[          ], or at such other address as shall be designated by the Seller in a written notice to the Trustee, (b) in the case of the Servicer, to Secretary, 2 Ada, Suite 100, Irvine, California 92718 (Telecopy: 714-753-6805), (c) in the
case of the Trustee, at [           ], (d) in the case of [rating agency], at
the following address: [           ], (e) in the case of [rating agency] at
[           ]; and (f) in the case of [Credit Enhancer], at the following
address: [          ]. Any notice required or permitted to be mailed to a
Certificateholder shall be given by Federal Express or similar overnight courier service, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder shall receive such notice.

     The Trustee shall give prompt written notice to each of the Rating Agencies and each Class A Certificateholder of (i) any amendments to the [Enhancement Agreement] or [the Credit Enhancement] (upon receipt of written notice of any such amendments from the Seller or the Servicer), (ii) any change in the identity of the Paying Agent and (iii) any failure to make payment under [the Credit Enhancement].

     SECTION 12.6. Severability of Provisions. If any one or more of the covenants, agreements, provisions, or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions, or terms shall be deemed severable from the remaining covenants, agreements, provisions, or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

     SECTION 12.7. Assignment. Notwithstanding anything to the contrary contained herein, except as provided in Sections 7.3 and 8.3 and as provided in the provisions of this Agreement concerning the resignation of the Servicer, this Agreement may not be assigned by the Seller or the Servicer without the prior written consent of the [Credit Enhancer], the Trustee and the Holders of Certificates evidencing not less than [ ]% of the Pool Balance, the Holders of Class A Certificates evidencing not less than [ ]% of the Class A Certificate Balance and the Holders of Class B Certificates evidencing not less than [ ]% of the Class B Certificate Balance.

     SECTION 12.8. Certificates Nonassessable and Fully Paid. Certificateholders shall not be personally liable for obligations of the Trust. The interests represented by the Certificates shall be nonassessable for any losses or expenses of the Trust or for any reason whatsoever, and upon authentication thereof by the Trustee pursuant to Section 6.2 or 6.3, Certificates shall be deemed fully paid.

     SECTION 12.9. Nonpetition Covenant. (a) None of the Seller, the Servicer, the Trustee, [the Standby Servicer] or CPS shall petition or otherwise invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Trust or the Seller under any Federal or State bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Trust or the Seller or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Trust or the Seller.

     (b) The Servicer shall not, nor cause the Seller to, petition or otherwise invoke the process of commencing or sustaining a case against the Seller under any Federal or State bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Seller or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Seller.

     SECTION 12.10. Third Party Beneficiaries. Except as otherwise specifically provided herein with respect to Certificateholders, the parties to this Agreement hereby manifest their intent that no third party other than the [Credit Enhancer] and the [Collateral Agent] with respect to the indemnification provisions set forth herein, shall be deemed a third party beneficiary of this Agreement, and specifically that the Obligors are not third party beneficiaries of this Agreement.

     [SECTION 12.11. [The Credit Enhancer] as Controlling Party. Each Certificateholder by purchase of the Certificates held by it acknowledges that the Trustee, as partial consideration of the issuance of [the Credit Enhancement], has agreed that the [Credit Enhancer] shall have certain rights hereunder for so long as no [Enhancement Default] shall have occurred and be continuing. So long as an [Enhancement Default] has occurred and is continuing, any provision giving the [Credit Enhancer] the right to direct, appoint or consent to, approve of, or take any action under this Agreement shall be inoperative during the period of such [Enhancement Default] and such right shall instead vest in the Trustee acting at the direction of the Holders of Class A Certificates evidencing, unless otherwise specified, not less than [ ]% of the Class A Certificate Balance. From and after such time as the Class A Certificates have been paid in full and all outstanding Reimbursement Obligations and other amounts due to the [Credit Enhancer] have been paid in full, any provision giving the [Credit Enhancer] or the Class A Certificateholders the right to direct, appoint or consent to, approve of, or take any action under this Agreement shall be inoperative and such right shall instead vest in the Trustee acting at the direction of the Holders of Class B Certificates evidencing, unless otherwise specified, not less than [ ]% of the Class B Certificate Balance. [The Credit Enhancer may disclaim any of its rights and powers under this Agreement (but not its duties and obligations under [the Credit Enhancement]) upon delivery of a written notice to the Trustee. [The Credit Enhancer] may give or withhold any consent hereunder in its sole and absolute discretion.]

     SECTION 12.12. Agent for Service. The agent for service for the Seller
shall be [          ]. The Seller hereby designates CT Corporation System, 1633
Broadway, New York, New York 10019 (212) 644-1666 as agent for service of process in all matters pertaining to the Seller in New York.

     IN WITNESS WHEREOF, the Seller, the Servicer, the Trustee and [the Standby Servicer] have caused this Pooling and Servicing Agreement to be duly executed by their respective officers as of the day and year first above written.

                                   [                       ],
                                   as Seller



                                   By:__________________________________________
                                        Name:
                                        Title:



                                   CONSUMER PORTFOLIO SERVICES, INC.,
                                   as Servicer



                                   By:__________________________________________
                                        Name:
                                        Title:



                                   [                    ]
                                   as Trustee [and Standby Servicer]



                                   By:__________________________________________
                                        Name:
                                        Title:

                                TABLE OF CONTENTS


         Section                                                           Page

                                    ARTICLE I

                                   Definitions

         1.1.         Definitions...........................................  2
         1.2.         Usage of Terms........................................ 19
         1.3.         Section References.................................... 19
         1.4.         Limitation on Trust Fund Activities................... 19
         1.5.         Calculations.......................................... 19
         1.6.         Action by or Consent of Certificateholders............ 19
         1.7.         Material Adverse Effect............................... 20

                                   ARTICLE II

                          The Trust and Trust Property

         2.1.         Creation of Trust..................................... 20
         2.2.         Conveyance of Receivables............................. 20
         2.3.         Transfer Intended as Sale; Precautionary
                           Security Interest................................ 21
         2.4.         Acceptance by Trustee................................. 21
         2.5.         Representations and Warranties of Seller.............. 22
         2.6.         Repurchase Upon Breach................................ 28
         2.7.         Delivery of Receivable Files.......................... 29
         2.8.         Acceptance of Receivable Files by Trustee............. 29
         2.9.         Access to Receivable Files............................ 31


                                   ARTICLE III

                   Administration and Servicing of Receivables

         3.1.         Duties of Servicer.................................... 32
         3.2.         Collection and Allocation of Receivable
                           Payments......................................... 33
         3.3.         Realization Upon Receivables.......................... 34
         3.4.         Physical Damage Insurance; Other Insurance............ 34
         3.5.         Maintenance of Security Interests in
                           Financed Vehicles................................ 35
         3.6.         Additional Covenants of Servicer...................... 36
         3.7.         Purchase of Receivables Upon Breach................... 36
         3.8.         Servicing Fee......................................... 37
         3.9.         Servicer's Certificate................................ 37
         3.10.        Annual Statement as to Compliance: Notice
                           of Default....................................... 37
         3.11.        Annual Independent Certified Public

         Section                                                           Page

                           Accountant's Report............................. 38
         3.12.        Reserved............................................. 39
         3.13.        Servicer Expenses.................................... 39
         3.14.        Retention and Termination of Servicer................ 39
         3.15.        Access to Certain Documentation and
                           Information Regarding Receivables............... 40
         3.16.        Verification of Servicer's Certificate............... 40
         3.17.        Fidelity Bond........................................ 41
         3.18.        Delegation of Duties................................. 41

                                   ARTICLE IV

                         Distributions, Spread Account;
                        Statements to Certificateholders

         4.1.         Accounts; Post-Office Box............................ 42
         4.2.         Collections.......................................... 44
         4.3.         Application of Collections........................... 44
         4.4.         Payaheads............................................ 45
         4.5.         Additional Deposits.................................. 45
         4.6.         Distributions; [Credit Enhancement Claims]........... 45
         4.7.         Withdrawals from [Spread Account] and
                           [Reserve Fund].................................. 49
         4.8.         Statements to Certificateholders; Tax
                           Returns......................................... 50
         4.9.         Credit Enhancement; Subrogation...................... 52
         4.10.        Reliance on Information from the Servicer............ 53
         4.11.        Reserved............................................. 53

                                    ARTICLE V

                                    Reserved.


                                   ARTICLE VI

                                The Certificates

         6.1.         The Certificates..................................... 53
         6.2A.        Appointment of Paying Agent.......................... 54
         6.2B.        Authenticating Agent................................. 55
         6.2.         Authentication of Certificates....................... 56
         6.3.         Registration of Transfer and Exchange of
                           Certificates.................................... 56
         6.4.         Mutilated, Destroyed, Lost or Stolen
                           Certificates.................................... 57
         6.5.         Persons Deemed Owners................................ 57
         6.6.         Access to List of Certificateholders' Names
                           and Addresses................................... 57

         Section                                                         Page

         6.7.         Maintenance of Office or Agency.................... 58
         6.8.         Book-Entry Certificates............................ 58
         6.9.         Notices to Clearing Agency......................... 59
         6.10.        Definitive Certificates............................ 59

                                   ARTICLE VII

                                   The Seller

         7.1.         Representations of Seller.......................... 60
         7.2.         Liability of Seller; Indemnities................... 62
         7.3.         Merger or Consolidation of, or Assumption
                           of the Obligations of, Seller................. 62
         7.4.         Limitation on Liability of Seller and
                           Others........................................ 63
         7.5.         Seller May Own Certificates........................ 63

                                  ARTICLE VIII

                                  The Servicer

         8.1.         Representations of Servicer........................ 64
         8.2.         Indemnities of Servicer............................ 66
         8.3.         Merger or Consolidation of, or Assumption
                           of the Obligations of, Servicer or Standby
                           Servicer...................................... 67
         8.4.         Limitation on Liability of Servicer and
                           Others........................................ 68
         8.5.         Servicer and Standby Servicer Not to
                           Resign........................................ 69

                                   ARTICLE IX

                                     Default

         9.1.         Events of Default.................................. 70
         9.2.         Appointment of Successor........................... 72
         9.3.         Reserved........................................... 74
         9.4.         Notification to Certificateholders................. 74
         9.5.         Direction of Insolvency Proceedings by
                           [Credit Enhancer]............................. 74
         9.6.         Action Upon Certain Failures of the
                           Servicer...................................... 75

                                    ARTICLE X

                                   The Trustee

         10.1.        Duties of Trustee.................................. 76

         Section                                                         Page

         10.2.        Trustee's Certificate............................... 78
         10.3.        Reserved............................................ 78
         10.4.        Certain Matters Affecting Trustee................... 79
         10.5.        Trustee Not Liable for Certificates or
                           Receivables.................................... 80
         10.6.        Trustee May Own Certificates........................ 82
         10.7.        Indemnity of Trustee................................ 82
         10.8.        Eligibility Requirements for Trustee................ 82
         10.9.        Resignation or Removal of Trustee................... 82
         10.10.       Successor Trustee................................... 83
         10.11.       Merger or Consolidation of Trustee.................. 84
         10.12.       Co-Trustee; Separate Trustee........................ 84
         10.13.       Representations and Warranties of Trustee........... 86
         10.14.       No Bankruptcy Petition.............................. 86
         10.15.       Trustee May Enforce Claims Without
                           Possession of Certificates..................... 87
         10.16.       Rights of [Credit Enhancer] to Direct
                           Trustee; Class B Certificateholder's
                           Right of First Refusal......................... 87

                                   ARTICLE XI

                                   Termination

         11.1.        Termination of the Trust............................ 88
         11.2.        Optional Purchase of All Receivables................ 89

                                   ARTICLE XII

                            Miscellaneous Provisions

         12.1.        Amendment........................................... 90
         12.2.        Protection of Title to Trust........................ 91
         12.3.        Limitation on Rights of
                           Certificateholders............................. 94
         12.4.        Governing Law....................................... 95
         12.5.        Notices............................................. 95
         12.6.        Severability of Provisions.......................... 96
         12.7.        Assignment.......................................... 96
         12.8.        Certificates Nonassessable and Fully Paid........... 96
         12.9.        Nonpetition Covenant................................ 96
         12.10.       Third Party Beneficiaries........................... 97
         12.11.       [The Credit Enhancer] as Controlling Party.......... 97
         12.12.       Agent for Service................................... 97

EXHIBITS

Exhibit           A        Form of Class A Certificate
Exhibit           B        Form of Class B Certificate
Exhibit           C-1      Form of Trustee's Certificate
Exhibit           C-2      Form of Trustee's Certificate
Exhibit           D        Form of Monthly Certificateholder Statement
Exhibit           E-1      Form of Trust Receipt
Exhibit           E-2      Form of Servicing Officer's Certificate


SCHEDULES

Schedule A                 Schedule of Receivables
Schedule B                 Location of Receivables

                                                               Exhibit A to the
                                                           Pooling and Servicing
                                                                       Agreement


                   FORM OF CLASS A CERTIFICATE                  SEE REVERSE FOR
                                                                CERTAIN
                                                                DEFINITIONS

UNLESS THIS CERTIFICATE IS PRESENTED By AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION, TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE &, CO., HAS AN INTEREST HEREIN.


                          CPS AUTO GRANTOR TRUST 199[ ]
                          [ ] ASSET BACKED CERTIFICATE
                                     CLASS A

evidencing a beneficial ownership interest in the Trust, as defined below, the property of which includes a pool of retail installment sale contracts secured by new and used automobiles, light trucks, vans and minivans and sold to the Trust by [Seller].

(This Certificate does not represent an interest in or obligation of [Seller], Consumer Portfolio Services, Inc., the Trustee or any of their respective affiliates, except to the extent described below.)

NUMBER R-[  ]                                           CUSIP No. [     ]

$[         ]                       Final Scheduled Distribution Date: [        ]


         THIS CERTIFIES THAT CEDE & CO. is the registered owner of a [ ] dollar nonassessable, fully-paid, fractional undivided ownership interest in the CPS Auto Grantor Trust 199[ ]-[ ] (the "Trust") formed by Consumer Portfolio Services, Inc. (the "Servicer"). The Trust was created pursuant to a Pooling and
Servicing Agreement dated as of [         ] (the "Agreement") among the Seller,
Consumer Portfolio Services, Inc., as servicer (the "Servicer"), and
[            ] as trustee (the "Trustee") [and Standby Servicer], a summary of certain of the pertinent provisions of which is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Agreement. This Certificate is one of the duly authorized Certificates designated as "[ ]% Asset Backed Certificates,
Class A" (herein called the "Class A Certificates"). Also issued under the Agreement are Certificates designated as "[ ]% Asset Backed Certificates,
Class B" (the "Class B Certificates"). The Class B Certificates and the Class A Certificates are hereinafter collectively called the "Certificates". The aggregate beneficial ownership interests in the Trust evidenced by all Class A Certificates is [ ]%. This Class A Certificate is issued under and is subject to the terms, provisions, and conditions of the Agreement, to which Agreement the Holder of this Class A Certificate by virtue of the acceptance hereof assents and by which such Holder is bound. The property of the Trust includes (i) a pool of retail installment sale contracts for new and used automobiles, light trucks, vans and minivans (the "Receivables"), with respect to Rule of 78's Receivables,
all monies due or to become due thereon after [    ] (the "Cutoff Date") and,
with respect to Simple Interest Receivables, all amounts received with respect thereto after the Cutoff Date, security interests in the vehicles financed thereby, proceeds from claims on certain insurance policies and certain other rights under the Agreement, certain bank accounts and the proceeds thereof, all right, title and interest of the Seller in and to the Purchase Agreement, all right, title and interest of the Seller in and to certain refunds, the Receivable File related to each Receivable and the proceeds of any or all of the foregoing; and (ii) [Credit Enhancement] issued for the benefit of the Class A Certificateholders by [Credit Enhancer] [(the "Credit Enhancement"].

         Under the Agreement, there will be distributed on the 15th day of each month or, if such [ ] day is not a Business Day, the next Business Day (the
"Distribution Date"), commencing on [            ], to the person in whose name
this Class A Certificate is registered at the close of business on the [ ] day of the calendar month in which such Distribution Date occurs
(the "Record Date"), such Class A Certificateholder's percentage interest (determined by dividing the denominations of this Class A Certificate by the aggregate original denomination of all Class A Certificates) in the amounts distributed to Class A Certificateholders pursuant to the Agreement.

         [Credit Enhancement is provided pursuant to the Enhancement
Agreement.]

          Distributions on this Class A Certificate will be made by the Trustee by check or money order mailed to the Class A Certificateholder of record in the Certificate Register without the presentation or surrender of this Class A Certificate or the making of any notation hereon except that with respect to Class A Certificates registered in the name of Cede & Co., the nominee for the Clearing Agency, distributions will be made in the form of immediately available funds. Except as otherwise provided in the Agreement and notwithstanding the above, the final distribution on this Class A Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Class A Certificate at the office or agency maintained for that purpose by the Trustee in the Borough of Manhattan, The City of New York. The Record Date otherwise applicable to such distribution shall not be applicable.

     Reference is hereby made to the further provisions of this Class A Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Trustee, by manual signature, this Class A Certificate shall not entitle the Holder hereof to any benefit under the Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Trustee on behalf of the Trust and not in its individual capacity has caused this Class A Certificate to be duly executed.

                                               CPS AUTO GRANTOR TRUST 199[ ]-[ ]

                                               By:  [                   ]
                                                    not in its individual
                                                    capacity but solely in its
                                                    capacity as Trustee

                                               By:/s/__________________________
                                                     Authorized Signatory

Dated:  [              ]

                     This is one of the Class A Certificates
                 referred to in the within-mentioned Agreement.


                                            [                   ]
                                            not in its individual capacity but
                                            solely in its capacity as Trustee


                                            By:/s/ ___________________________
                                                   Authorized Signatory

                            [REVERSE OF CERTIFICATE]


     The Certificates do not represent an obligation of, or an interest in, the Seller, the Servicer, the Trustee or any affiliate of any of them. The Certificates are limited in right of payment to certain collections and recoveries respecting the Receivables [and claims made under the [Credit Enhancement], all as more specifically set forth in the Agreement. A copy of the Agreement may be examined during normal business hours at the principal office of the Seller, and at such other places, if any, designated by the Seller, by any Certificateholder upon request.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Seller and the rights of the Certificateholders under the Agreement at any time by the Seller, the Servicer and the Trustee with the consent of the [Credit Enhancer] and with the consent of the Holders of Certificates evidencing not less than [ ]% of the Class A Certificate Balance and [ ]% of the Class B Certificate Balance. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and on all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate.

     As provided in the Agreement and subject to certain limitations set forth therein, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Trustee in its capacity as Certificate Registrar, or by any successor Certificate Registrar, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same aggregate interest in the Trust will be issued to the designated transferee.

     The Class A Certificates are issuable only as registered Certificates without coupons in minimum denominations of $1,000 and integral multiples thereof; however, one certificate may be issued in the residual amount. As provided in the Agreement and subject to certain limitations set forth therein, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same aggregate denomination, as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charges payable in connection therewith.

     The Trustee, the Certificate Registrar, and any agent of the Trustee or the Authenticating Agent may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Certificate Registrar, nor any such agent shall be affected by any notice to the contrary.

     The obligations and responsibilities created by the Agreement and the Trust created thereby shall terminate upon the payment to Certificateholders of all amounts required to be paid to them pursuant to the Agreement, the payment of all Reimbursement Obligations, and the expiration of any preference period with respect thereto and the disposition of all property held as part of the Trust. The Servicer of the Receivables may at its option purchase the corpus of the Trust at a price specified in the Agreement, and such purchase of the Receivables and other property of the Trust will effect early retirement of the Certificates; however, such right of purchase is exercisable only as of the last day of any Collection Period as of which the Pool Balance is less than or equal to 10% of the original aggregate principal balance of the Receivables.

                                   ASSIGNMENT


          FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE



- -----------------------------------------------------------------

(Please print or typewrite name and address, including postal zip code, of assignee)



- -----------------------------------------------------------------

the within Certificate, and all rights thereunder, hereby irrevocably constituting and appointing


__________________________________________ Attorney to transfer said Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.


Dated:



                                             __________________________________*




                                             __________________________________*



* NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Certificate in every particular, without alteration, enlargement or any change whatever.

                                                               Exhibit B to the
                                                          Pooling and Servicing
                                                                      Agreement



                           FORM OF CLASS B CERTIFICATE
                                                                 SEE REVERSE FOR
                                                                 CERTAIN
                                                                 DEFINITIONS

UNLESS THIS CERTIFICATE IS PRESENTED By AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION, TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE &, CO., HAS AN INTEREST HEREIN.


                          CPS AUTO GRANTOR TRUST 199[ ]
                          [ ] ASSET BACKED CERTIFICATE
                                     CLASS B

evidencing a beneficial ownership interest in the Trust, as defined below, the property of which includes a pool of retail installment sale contracts secured by new and used automobiles, light trucks, vans and minivans and sold to the Trust by [Seller].

(This Certificate does not represent an interest in or obligation of [Seller], Consumer Portfolio Services, Inc., the Trustee or any of their respective affiliates, except to the extent described below.)

NUMBER R-[  ]                                           CUSIP No. [     ]

$[         ]                        Final Scheduled Distribution Date: [      ]


         THIS CERTIFIES THAT CEDE & CO. is the registered owner of a [ ] dollar nonassessable, fully-paid, fractional undivided ownership interest in the CPS Auto Grantor Trust 199[ ]-[ ] (the "Trust") formed by Consumer Portfolio Services, Inc. (the "Servicer"). The Trust was created pursuant to a Pooling and
Servicing Agreement dated as of [       ] (the "Agreement") among the Seller,
Consumer Portfolio Services, Inc., as servicer (the "Servicer"), and
[          ] as trustee (the "Trustee") [and Standby Servicer], a summary of certain of the pertinent provisions of which is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Agreement. This Certificate is one of the duly
authorized Certificates designated as "[     ]% Asset Backed Certificates,
Class B" (herein called the "Class B Certificates"). Also issued under the
Agreement are Certificates designated as "[    ]% Asset Backed Certificates,
Class A" (the "Class B Certificates"). The Class B Certificates and the Class A Certificates are hereinafter collectively called the "Certificates". The aggregate beneficial ownership interests in the Trust evidenced by all Class B Certificates is [ ]%. This Class B Certificate is issued under and is subject to the terms, provisions, and conditions of the Agreement, to which Agreement the Holder of this Class B Certificate by virtue of the acceptance hereof assents and by which such Holder is bound. The property of the Trust includes (i) a pool of retail installment sale contracts for new and used automobiles, light trucks, vans and minivans (the "Receivables"), with respect to Rule of 78's Receivables, all monies due or to become due thereon after [ ] (the "Cutoff Date") and, with respect to Simple Interest Receivables, all amounts received with respect thereto after the Cutoff Date, security interests in the vehicles financed thereby, proceeds from claims on certain insurance policies and certain other rights under the Agreement, certain bank accounts and the proceeds thereof, all right, title and interest of the Seller in and to the Purchase Agreement, all right, title and interest of the Seller in and to certain refunds, the Receivable File related to each Receivable and the proceeds of any or all of the foregoing; and (ii) [Credit Enhancement] issued for the benefit of the Class A Certificateholders by [Credit Enhancer] [(the "Credit Enhancement"].

         Under the Agreement, there will be distributed on the 15th day of each
month or, if such [      ] day is not a Business Day, the next Business Day (the
"Distribution Date"), commencing on [
         ], to the person in whose name this Class B Certificate is registered
at the close of business on the [     ] day of the calendar month in which such
Distribution Date occurs (the "Record Date"), such Class B Certificateholder's percentage interest (determined by dividing the denominations of this Class B Certificate by the aggregate original denomination of all Class B Certificates) in the amounts distributed to Class B Certificateholders pursuant to the Agreement.

         Distributions on this Class B Certificate will be made by the Trustee by check or money order mailed to the Class B Certificateholder of record in the Certificate Register without the presentation or surrender of this Class B Certificate or the making of any notation hereon except that with respect to Class B Certificates registered in the name of Cede & Co., the nominee for the Clearing Agency, distributions will be made in the form of immediately available funds. Except as otherwise provided in the Agreement and notwithstanding the above, the final distribution on this Class B Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Class B Certificate at the office or agency maintained for that purpose by the Trustee in the Borough of Manhattan, The City of New York. The Record Date otherwise applicable to such distribution shall not be applicable.

         Reference is hereby made to the further provisions of this Class B Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Trustee, by manual signature, this Class B Certificate shall not entitle the Holder hereof to any benefit under the Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Trustee on behalf of the Trust and not in its individual capacity has caused this Class B Certificate to be duly executed.

                                          CPS AUTO GRANTOR TRUST 199[ ]-[ ]

                                          By:      [                   ]
                                          not in its individual capacity
                                          but solely in its capacity as
                                          Trustee


                                          By: ______________________________
                                                   Authorized Signatory

Dated:  [              ]

                                       This is one of the Class B Certificates referred to in the within-mentioned Agreement.


                                [                   ]
                                not in its individual capacity but
                                solely in its capacity as Trustee


                                By:      ___________________________
                                         Authorized Signatory

                            [REVERSE OF CERTIFICATE]


     The Certificates do not represent an obligation of, or an interest in, the Seller, the Servicer, the Trustee or any affiliate of any of them. The Certificates are limited in right of payment to certain collections and recoveries respecting the Receivables [and claims made under the [Credit Enhancement], all as more specifically set forth in the Agreement. A copy of the Agreement may be examined during normal business hours at the principal office of the Seller, and at such other places, if any, designated by the Seller, by any Certificateholder upon request.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Seller and the rights of the Certificateholders under the Agreement at any time by the Seller, the Servicer and the Trustee with the consent of the [Credit Enhancer] and with the consent of the Holders of Certificates evidencing not less than [ ]% of the Class A Certificate Balance and [ ]% of the Class B Certificate Balance. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and on all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate.

     As provided in the Agreement and subject to certain limitations set forth therein, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Trustee in its capacity as Certificate Registrar, or by any successor Certificate Registrar, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same aggregate interest in the Trust will be issued to the designated transferee.

     The Class B Certificates are issuable only as registered Certificates without coupons in minimum denominations of $1,000 and integral multiples thereof; however, one certificate may be issued in the residual amount. As provided in the Agreement and subject to certain limitations set forth therein, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same aggregate denomination, as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charges payable in connection therewith.

     The Trustee, the Certificate Registrar, and any agent of the Trustee or the Authenticating Agent may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Certificate Registrar, nor any such agent shall be affected by any notice to the contrary.

     The obligations and responsibilities created by the Agreement and the Trust created thereby shall terminate upon the payment to Certificateholders of all amounts required to be paid to them pursuant to the Agreement, the payment of all Reimbursement Obligations, and the expiration of any preference period with respect thereto and the disposition of all property held as part of the Trust. The Servicer of the Receivables may at its option purchase the corpus of the Trust at a price specified in the Agreement, and such purchase of the Receivables and other property of the Trust will effect early retirement of the Certificates; however, such right of purchase is exercisable only as of the last day of any Collection Period as of which the Pool Balance is less than or equal to 10% of the original aggregate principal balance of the Receivables.

                                                    ASSIGNMENT


         FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE



- -----------------------------------------------------------------

(Please print or typewrite name and address, including postal zip code, of assignee)



- -----------------------------------------------------------------

the within Certificate, and all rights thereunder, hereby irrevocably constituting and appointing


__________________________________________ Attorney to transfer said Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.


Dated:



                                             __________________________________*




                                             __________________________________*



* NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Certificate in every particular, without alteration, enlargement or any change whatever.

                                                                  Exhibit C-1 to
                                                           Pooling and Servicing
                                                                       Agreement


                              Trustee's Certificate
                           Pursuant to Section 10.2 of
                       the Pooling and Servicing Agreement


      [ ], as trustee (the "Trustee") of the CPS Auto Grantor Trust 199[ ]-[ ] created pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of [ ], among [ ], as Seller, Consumer Portfolio Services, Inc., as Servicer, and [ ], as Trustee [and Standby Servicer], does hereby sell, transfer, assign, and otherwise convey to Consumer Portfolio Services, Inc., without recourse, representation, or warranty, all of the Trustee's right, title, and interest in and to all of the Receivables (as defined in the Pooling and Servicing Agreement) identified in the attached Servicer's Certificate as "Purchased Receivables," which are to be repurchased by Consumer Portfolio Services, Inc. pursuant to Section 2.6 and all security and documents relating thereto.

      IN WITNESS WHEREOF I have hereunto set my hand this __ day of ____, 19__.

                                       By:
                                           --------------------------------
                                       Name:
                                       Title:

                                                                  Exhibit C-2 to
                                                           Pooling and Servicing
                                                                       Agreement


                              Trustee's Certificate
                           Pursuant to Section 10.2 of
                       the Pooling and Servicing Agreement


      [ ], as trustee (the "Trustee") of the CPS Auto Grantor Trust 199[ ]-[ ] created pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of [ ], among [ ], as Seller, [ ], as Servicer (the "Servicer"), and [ ], as Trustee [and Standby Servicer], does hereby sell, transfer, assign, and otherwise convey to the Servicer, without recourse, representation, or warranty, all of the Trustee's right, title, and interest in and to all of the Receivables (as defined in the Pooling and Servicing Agreement) identified in the attached Servicer's Certificate as "Purchased Receivables," which are to be repurchased by the Servicer pursuant to Section
3.7 and all security and documents relating thereto.

      IN WITNESS WHEREOF I have hereunto set my hand this __ day of ____, 19__.

                                       By:
                                           --------------------------------
                                       Name:
                                       Title:

                                                                    Exhibit D to
                                                           Pooling and Servicing
                                                                       Agreement


                                 Form of Monthly
                           Certificateholder Statement


                    [To be delivered by Servicer at Closing]

                                                                  Exhibit E-1 to
                                                           Pooling and Servicing
                                                                       Agreement


                                  Trust Receipt
                           Pursuant to Section 2.9 of
                       the Pooling and Servicing Agreement


     [ ], as Servicer (the "Servicer") of the CPS Auto Grantor Trust 199[ ]-[ ] created pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of [ ], among [ ], as Seller, [ ], the Servicer, and [ ], as Trustee [and Standby Servicer], does hereby acknowledge receipt of the documents relating to Receivables, each of which documents and the Receivables they related to are listed on the attached Schedule 1 hereto. Servicer furthermore agrees to return such documents to the Trustee in accordance with the terms of the Pooling and Servicing Agreement.

     IN WITNESS WHEREOF I have hereunto set my hand this __ day of ____, 19__.

                               [          ],
                                 as Servicer


                                       By:
                                           --------------------------------
                                       Name:
                                       Title:



Acknowledged By:

[         ],
  as Trustee


By:
     --------------------------------
Name:
Title:

                                                                  Exhibit E-2 to
                                                           Pooling and Servicing
                                                                       Agreement


                                Form of Servicing
                              Officer's Certificate


                    [To be delivered by Servicer at Closing]